UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-1.74%
Barclays U.S. Aggregate Index	-2.44%

Net Assets as of 6/30/2013	207,380,783
Duration as of 6/30/2013	4.81 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

The U.S. fixed income market generated weak results overall during the six- month period ended June 30, 2013. Generally positive economic data and indications that the U.S. Federal Reserve Board (“Fed”) may become less accommodative with its monetary policy undermined the fixed income market.

During the first half of the period, yields for U.S. Treasury securities moved modestly higher, as the economy remained resilient despite the impact from sequestration (the $85 billion in government spending cuts that began in March 2013). More specifically, consumer spending improved versus the last three months of 2012, the U.S. housing market demonstrated signs of strength and the manufacturing sector continued to expand. Against this backdrop, most U.S. spread sectors (non-Treasury taxable fixed income securities) treaded water during the first three months of 2013.

After a solid start in April, the U.S. fixed income market then sold off sharply in May and June. This turnaround began following Fed Chairman Bernanke’s testimony to Congress in May, as he indicated that the Fed might begin reducing its $85 billion in monthly asset purchases at one of its next few meetings. The market’s decline gathered momentum following the Fed’s meeting on June 19 at which Mr. Bernanke said that the Central Bank may begin “tapering” its asset purchases later in the year, and end the program by mid-2014 if incoming data were consistent with the Fed’s economic forecasts. This caused U.S. Treasury yields to move sharply higher and bond prices to decline.

For the reporting period as a whole, U.S. Treasury rates moved higher across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds) and the spread sectors generated negative absolute returns. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Index (the “Benchmark”) returned -2.44%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s short duration versus that of the Benchmark was a positive for relative performance given the rising interest rate environment. An underweight to certain mortgage passthrough securities was beneficial as they underperformed the Benchmark, in part due to the Fed’s plans to taper its asset purchase program. Within the mortgage-backed security market, owning issues that were not as sensitive to rising interest rates aided the Portfolio’s performance. Finally, some of the Portfolio’s sovereign debt exposures contributed to relative results as they outperformed the Benchmark.

Having an overweight to the five- to ten- year portion of the Treasury yield curve detracted from the Portfolio’s relative performance, as this was the weakest performing portion of the curve during the reporting period. The Portfolio’s allocation to agency securities generated mixed results. While their spreads widened, issue selection was additive in some cases.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was underweight U.S. Treasury securities and overweight mortgage-backed securities. The Portfolio was overweight the intermediate part of the yield curve (U.S. Treasury securities with five- to ten- year maturities) as the Portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	31.8%
U.S. Treasury Obligations	24.4
Corporate Bonds	16.2
U.S. Government Agency Securities	13.4
Mortgage Pass-Through Securities	8.4
Commercial Mortgage-Backed Securities	2.6
Asset-Backed Securities	1.4
Others (each less than 1.0%)	0.4
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	(1.74)%	0.39%	5.92%	4.81%
CLASS 2 SHARES	8/16/06	(1.83)	0.22	5.67	4.64

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds General U.S. Government

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.4%
35,736	American Credit Acceptance Receivables Trust, Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	35,921
27,134	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.563%, 04/25/36	25,215
161,138	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	167,852
	CNH Equipment Trust,
28,178	Series 2011-A, Class A3, 1.200%, 05/16/16	28,261
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	81,246
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.753%, 04/25/34	1,020
120,000	Series 2004-1, Class M1, VAR, 0.943%, 03/25/34	111,230
30,796	Series 2004-1, Class M2, VAR, 1.018%, 03/25/34	29,505
15,886	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.493%, 02/15/34	13,287
	HLSS Servicer Advance Receivables Backed Notes,
257,000	Series 2013-T1, Class A1, 0.898%, 01/15/44 (e)	256,100
180,000	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	177,642
	Hyundai Auto Receivables Trust,
169,000	Series 2013-A, Class A3, 0.560%, 07/17/17	168,529
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	197,675
63,680	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.543%, 07/25/34 (e)	62,801
	Long Beach Mortgage Loan Trust,
158,534	Series 2003-4, Class M1, VAR, 1.213%, 08/25/33	145,877
190,000	Series 2004-1, Class M1, VAR, 0.943%, 02/25/34	173,473
58,177	Series 2004-1, Class M2, VAR, 1.018%, 02/25/34	56,150
23,222	Series 2006-WL2, Class 2A3, VAR, 0.393%, 01/25/36	20,905
102,000	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	101,031

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.643%, 03/25/35	118,626
155,301	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.131%, 10/25/34	150,799
9,172	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.833%, 11/25/33	6,800
149,953	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (i)	149,953
	Santander Drive Auto Receivables Trust,
100,000	Series 2011-1, Class B, 2.350%, 11/16/15	100,825
15,245	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	15,292
61,385	SNAAC Auto Receivables Trust, Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	61,331
450,000	Springleaf Funding Trust, Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	450,000
44,046	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	44,257

	Total Asset-Backed Securities (Cost $2,994,099)	2,951,603

Collateralized Mortgage Obligations — 31.7%
	Agency CMO — 22.4%
167,098	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	187,336
	Federal Home Loan Mortgage Corp. REMIC,
3,586	Series 11, Class D, 9.500%, 07/15/19	3,840
4,308	Series 22, Class C, 9.500%, 04/15/20	4,812
723	Series 47, Class F, 10.000%, 06/15/20	826
548	Series 99, Class Z, 9.500%, 01/15/21	627
916	Series 1065, Class J, 9.000%, 04/15/21	1,089
82,927	Series 1113, Class J, 8.500%, 06/15/21	90,422
5,148	Series 1250, Class J, 7.000%, 05/15/22	6,048
10,263	Series 1316, Class Z, 8.000%, 06/15/22	11,696
17,650	Series 1324, Class Z, 7.000%, 07/15/22	19,910
75,407	Series 1343, Class LA, 8.000%, 08/15/22	89,073
15,522	Series 1343, Class LB, 7.500%, 08/15/22	18,359
11,339	Series 1394, Class ID, IF, 9.566%, 10/15/22	13,263
10,387	Series 1395, Class G, 6.000%, 10/15/22	11,286

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,860	Series 1505, Class Q, 7.000%, 05/15/23	8,702
13,821	Series 1518, Class G, IF, 8.854%, 05/15/23	16,266
13,884	Series 1541, Class O, VAR, 1.420%, 07/15/23	14,361
308,010	Series 1577, Class PV, 6.500%, 09/15/23	319,826
257,874	Series 1584, Class L, 6.500%, 09/15/23	285,974
620	Series 1596, Class D, 6.500%, 10/15/13	622
314	Series 1607, Class SA, HB, IF, 21.204%, 10/15/13	321
5,746	Series 1609, Class LG, IF, 16.792%, 11/15/23	6,670
278,689	Series 1633, Class Z, 6.500%, 12/15/23	310,794
311,371	Series 1638, Class H, 6.500%, 12/15/23	346,114
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,632
52,303	Series 1694, Class PK, 6.500%, 03/15/24	54,926
10,302	Series 1700, Class GA, PO, 02/15/24	9,644
35,935	Series 1798, Class F, 5.000%, 05/15/23	38,799
72,029	Series 1863, Class Z, 6.500%, 07/15/26	80,052
4,026	Series 1865, Class D, PO, 02/15/24	3,347
25,656	Series 1981, Class Z, 6.000%, 05/15/27	28,989
32,080	Series 1987, Class PE, 7.500%, 09/15/27	35,744
132,151	Series 1999, Class PU, 7.000%, 10/15/27	151,148
186,222	Series 2031, Class PG, 7.000%, 02/15/28	210,931
8,263	Series 2033, Class SN, HB, IF, 27.075%, 03/15/24	5,282
189,068	Series 2035, Class PC, 6.950%, 03/15/28	217,144
13,742	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,619
43,747	Series 2054, Class PV, 7.500%, 05/15/28	50,601
214,829	Series 2057, Class PE, 6.750%, 05/15/28	244,025
66,906	Series 2064, Class TE, 7.000%, 06/15/28	76,967
45,629	Series 2075, Class PH, 6.500%, 08/15/28	51,560
158,984	Series 2095, Class PE, 6.000%, 11/15/28	177,676
2,568	Series 2102, Class TU, 6.000%, 12/15/13	2,589

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,947	Series 2115, Class PE, 6.000%, 01/15/14	6,008
9,439	Series 2132, Class SB, HB, IF, 29.710%, 03/15/29	16,246
16,390	Series 2134, Class PI, IO, 6.500%, 03/15/19	1,885
433	Series 2135, Class UK, IO, 6.500%, 03/15/14	7
74,419	Series 2178, Class PB, 7.000%, 08/15/29	85,327
115,474	Series 2182, Class ZB, 8.000%, 09/15/29	135,429
19,346	Series 2247, Class Z, 7.500%, 08/15/30	22,567
233,357	Series 2259, Class ZC, 7.350%, 10/15/30	270,392
3,850	Series 2261, Class ZY, 7.500%, 10/15/30	4,474
71,264	Series 2283, Class K, 6.500%, 12/15/23	79,156
9,484	Series 2306, Class K, PO, 05/15/24	9,049
22,762	Series 2306, Class SE, IF, IO, 8.670%, 05/15/24	4,130
25,633	Series 2325, Class PM, 7.000%, 06/15/31	27,581
153,778	Series 2344, Class ZD, 6.500%, 08/15/31	166,330
28,008	Series 2344, Class ZJ, 6.500%, 08/15/31	31,417
14,652	Series 2345, Class NE, 6.500%, 08/15/31	16,581
79,695	Series 2345, Class PQ, 6.500%, 08/15/16	83,688
30,319	Series 2355, Class BP, 6.000%, 09/15/16	31,987
98,315	Series 2359, Class ZB, 8.500%, 06/15/31	117,407
213,611	Series 2367, Class ME, 6.500%, 10/15/31	227,888
23,989	Series 2390, Class DO, PO, 12/15/31	22,445
44,048	Series 2391, Class QR, 5.500%, 12/15/16	46,412
39,933	Series 2394, Class MC, 6.000%, 12/15/16	42,291
39,820	Series 2410, Class OE, 6.375%, 02/15/32	43,209
41,272	Series 2410, Class QS, IF, 19.000%, 02/15/32	52,262
40,499	Series 2410, Class QX, IF, IO, 8.458%, 02/15/32	9,735
34,907	Series 2412, Class SP, IF, 15.715%, 02/15/32	48,773

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
81,165	Series 2423, Class MC, 7.000%, 03/15/32	93,885
139,268	Series 2423, Class MT, 7.000%, 03/15/32	160,236
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	251,360
55,253	Series 2444, Class ES, IF, IO, 7.757%, 03/15/32	12,223
36,836	Series 2450, Class SW, IF, IO, 7.808%, 03/15/32	8,450
118,885	Series 2455, Class GK, 6.500%, 05/15/32	134,629
78,297	Series 2484, Class LZ, 6.500%, 07/15/32	87,904
372,499	Series 2500, Class MC, 6.000%, 09/15/32	415,405
21,361	Series 2503, Class BH, 5.500%, 09/15/17	22,805
926	Series 2515, Class DE, 4.000%, 03/15/32	926
183,138	Series 2527, Class BP, 5.000%, 11/15/17	194,929
115,213	Series 2535, Class BK, 5.500%, 12/15/22	127,334
3,374,777	Series 2543, Class YX, 6.000%, 12/15/32	3,773,038
273,874	Series 2544, Class HC, 6.000%, 12/15/32	306,474
442,735	Series 2575, Class ME, 6.000%, 02/15/33	494,932
1,474,542	Series 2578, Class PG, 5.000%, 02/15/18	1,573,373
34,760	Series 2586, Class WI, IO, 6.500%, 03/15/33	7,453
1,051	Series 2597, Class DS, IF, IO, 7.358%, 02/15/33	9
69	Series 2599, Class DS, IF, IO, 6.807%, 02/15/33	—	(h)
222	Series 2610, Class DS, IF, IO, 6.908%, 03/15/33	—	(h)
70,163	Series 2626, Class NS, IF, IO, 6.357%, 06/15/23	6,609
42,451	Series 2638, Class DS, IF, 8.408%, 07/15/23	47,239
164,087	Series 2647, Class A, 3.250%, 04/15/32	169,360
773,385	Series 2651, Class VZ, 4.500%, 07/15/18	818,669
1,556,902	Series 2656, Class BG, 5.000%, 10/15/32	1,613,742

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
205,216	Series 2682, Class LC, 4.500%, 07/15/32	212,018
17,660	Series 2755, Class SA, IF, 13.815%, 05/15/30	18,827
19,952	Series 2780, Class JG, 4.500%, 04/15/19	20,483
625,000	Series 2827, Class DG, 4.500%, 07/15/19	666,629
11,244	Series 2989, Class PO, PO, 06/15/23	11,222
300,000	Series 3047, Class OD, 5.500%, 10/15/35	345,333
254,952	Series 3085, Class VS, HB, IF, 27.950%, 12/15/35	430,985
82,094	Series 3117, Class EO, PO, 02/15/36	77,203
76,244	Series 3260, Class CS, IF, IO, 5.947%, 01/15/37	10,777
228,027	Series 3385, Class SN, IF, IO, 5.807%, 11/15/37	29,368
234,664	Series 3387, Class SA, IF, IO, 6.227%, 11/15/37	31,402
217,119	Series 3451, Class SA, IF, IO, 5.857%, 05/15/38	33,881
583,276	Series 3455, Class SE, IF, IO, 6.008%, 06/15/38	91,589
585,610	Series 3688, Class NI, IO, 5.000%, 04/15/32	78,520
190,779	Series 3759, Class HI, IO, 4.000%, 08/15/37	19,656
283,942	Series 3772, Class IO, IO, 3.500%, 09/15/24	19,032
	Federal Home Loan Mortgage Corp. STRIPS,
213,542	Series 233, Class 11, IO, 5.000%, 09/15/35	31,028
296,676	Series 239, Class S30, IF, IO, 7.508%, 08/15/36	35,803
482,072	Series 262, Class 35, 3.500%, 07/15/42	488,723
492,847	Series 299, Class 300, 3.000%, 01/15/43	481,514
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
18,762	Series T-41, Class 3A, VAR, 6.705%, 07/25/32	22,008
121,364	Series T-54, Class 2A, 6.500%, 02/25/43	147,234
55,998	Series T-54, Class 3A, 7.000%, 02/25/43	67,135
229,581	Series T-56, Class APO, PO, 05/25/43	193,127
33,237	Series T-58, Class APO, PO, 09/25/43	24,271
	Federal National Mortgage Association REMIC Trust,
59,660	Series 1999-W1, Class PO, PO, 02/25/29	51,157

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
258,274	Series 1999-W4, Class A9, 6.250%, 02/25/29	290,732
469,282	Series 2002-W7, Class A4, 6.000%, 06/25/29	536,416
415,694	Series 2003-W1, Class 1A1, VAR, 6.062%, 12/25/42	463,094
55,086	Series 2003-W1, Class 2A, VAR, 6.830%, 12/25/42	65,524
	Federal National Mortgage Association REMIC,
7,052	Series 1988-16, Class B, 9.500%, 06/25/18	7,802
4,583	Series 1989-83, Class H, 8.500%, 11/25/19	5,186
1,073	Series 1990-1, Class D, 8.800%, 01/25/20	1,221
6,302	Series 1990-10, Class L, 8.500%, 02/25/20	7,151
689	Series 1990-93, Class G, 5.500%, 08/25/20	751
21	Series 1990-140, Class K, HB, 652.145%, 12/25/20	256
1,671	Series 1990-143, Class J, 8.750%, 12/25/20	1,946
21,260	Series 1992-101, Class J, 7.500%, 06/25/22	24,110
12,118	Series 1992-143, Class MA, 5.500%, 09/25/22	13,202
37,406	Series 1993-146, Class E, PO, 05/25/23	34,355
88,324	Series 1993-155, Class PJ, 7.000%, 09/25/23	101,917
2,726	Series 1993-165, Class SD, IF, 12.799%, 09/25/23	3,485
13,592	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	15,645
118,317	Series 1993-203, Class PL, 6.500%, 10/25/23	131,419
11,852	Series 1993-205, Class H, PO, 09/25/23	10,750
652,038	Series 1993-223, Class PZ, 6.500%, 12/25/23	722,048
113,248	Series 1993-225, Class UB, 6.500%, 12/25/23	131,321
3,248	Series 1993-230, Class FA, VAR, 0.819%, 12/25/23	3,272
173,643	Series 1993-250, Class Z, 7.000%, 12/25/23	180,161
281,326	Series 1994-37, Class L, 6.500%, 03/25/24	312,591
2,426,520	Series 1994-72, Class K, 6.000%, 04/25/24	2,683,074

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
24,938	Series 1995-2, Class Z, 8.500%, 01/25/25	29,306
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	95,658
5,291	Series 1996-59, Class J, 6.500%, 08/25/22	5,819
181,239	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	6,507
21,129	Series 1997-39, Class PD, 7.500%, 05/20/27	24,886
45,119	Series 1997-46, Class PL, 6.000%, 07/18/27	49,813
108,756	Series 1997-61, Class ZC, 7.000%, 02/25/23	122,443
21,245	Series 1998-36, Class ZB, 6.000%, 07/18/28	23,367
40,750	Series 1998-43, Class SA, IF, IO, 19.103%, 04/25/23	15,354
59,668	Series 1998-46, Class GZ, 6.500%, 08/18/28	67,387
111,389	Series 1998-58, Class PC, 6.500%, 10/25/28	125,802
262,627	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	46,184
7,241	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,112
103,387	Series 2001-4, Class PC, 7.000%, 03/25/21	115,104
84,125	Series 2001-30, Class PM, 7.000%, 07/25/31	96,535
305,478	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	55,290
126,388	Series 2001-36, Class DE, 7.000%, 08/25/31	145,882
14,939	Series 2001-44, Class PD, 7.000%, 09/25/31	16,998
25,987	Series 2001-52, Class XN, 6.500%, 11/25/15	27,220
211,272	Series 2001-61, Class Z, 7.000%, 11/25/31	240,509
49,070	Series 2001-69, Class PG, 6.000%, 12/25/16	51,789
36,064	Series 2001-71, Class QE, 6.000%, 12/25/16	38,078
31,947	Series 2002-1, Class HC, 6.500%, 02/25/22	35,348
9,608	Series 2002-1, Class SA, HB, IF, 24.560%, 02/25/32	15,718

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
57,937	Series 2002-2, Class UC, 6.000%, 02/25/17	61,475
59,097	Series 2002-3, Class OG, 6.000%, 02/25/17	62,392
250,871	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	10,934
216,532	Series 2002-15, Class PO, PO, 04/25/32	201,171
100,480	Series 2002-28, Class PK, 6.500%, 05/25/32	113,793
330,702	Series 2002-62, Class ZE, 5.500%, 11/25/17	352,794
202,658	Series 2002-68, Class SH, IF, IO, 7.808%, 10/18/32	39,475
22,991	Series 2002-77, Class S, IF, 14.129%, 12/25/32	30,302
227,977	Series 2002-94, Class BK, 5.500%, 01/25/18	241,822
287,069	Series 2003-7, Class A1, 6.500%, 12/25/42	329,613
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	308,532
96,239	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	11,768
82,410	Series 2003-47, Class PE, 5.750%, 06/25/33	89,683
17,567	Series 2003-64, Class SX, IF, 13.266%, 07/25/33	20,712
33,630	Series 2003-66, Class PA, 3.500%, 02/25/33	34,973
52,245	Series 2003-71, Class DS, IF, 7.208%, 08/25/33	50,892
145,504	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	8,249
128,921	Series 2003-80, Class SY, IF, IO, 7.457%, 06/25/23	12,913
1,822,237	Series 2003-81, Class MC, 5.000%, 12/25/32	1,892,918
506,777	Series 2003-82, Class VB, 5.500%, 08/25/33	550,372
33,084	Series 2003-91, Class SD, IF, 12.178%, 09/25/33	39,732
267,876	Series 2003-116, Class SB, IF, IO, 7.407%, 11/25/33	55,706
1,547,152	Series 2003-128, Class DY, 4.500%, 01/25/24	1,677,591
19,861	Series 2003-130, Class SX, IF, 11.230%, 01/25/34	23,648
43,561	Series 2003-132, Class OA, PO, 08/25/33	42,018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,117,373	Series 2004-2, Class OE, 5.000%, 05/25/23	1,178,639
125,591	Series 2004-4, Class QM, IF, 13.814%, 06/25/33	156,096
75,003	Series 2004-10, Class SC, HB, IF, 27.828%, 02/25/34	105,661
175,071	Series 2004-36, Class SA, IF, 18.994%, 05/25/34	237,038
117,540	Series 2004-46, Class SK, IF, 15.969%, 05/25/34	159,265
19,532	Series 2004-51, Class SY, IF, 13.854%, 07/25/34	25,088
94,005	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	94,000
627,864	Series 2004-75, Class VK, 4.500%, 09/25/22	634,394
104,740	Series 2004-76, Class CL, 4.000%, 10/25/19	110,157
2,754	Series 2004-92, Class JO, PO, 12/25/34	2,753
258,525	Series 2005-45, Class DC, HB, IF, 23.602%, 06/25/35	395,247
56,883	Series 2005-52, Class PA, 6.500%, 06/25/35	61,315
536,942	Series 2005-68, Class BC, 5.250%, 06/25/35	586,986
310,096	Series 2005-84, Class XM, 5.750%, 10/25/35	344,890
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	759,539
99,993	Series 2006-22, Class AO, PO, 04/25/36	91,126
46,373	Series 2006-46, Class SW, HB, IF, 23.492%, 06/25/36	67,517
108,637	Series 2006-59, Class QO, PO, 01/25/33	108,291
143,370	Series 2006-110, Class PO, PO, 11/25/36	132,580
263,134	Series 2006-117, Class GS, IF, IO, 6.457%, 12/25/36	41,646
97,134	Series 2007-7, Class SG, IF, IO, 6.307%, 08/25/36	19,551
449,873	Series 2007-53, Class SH, IF, IO, 5.907%, 06/25/37	73,326
320,114	Series 2007-88, Class VI, IF, IO, 6.347%, 09/25/37	50,190
334,471	Series 2007-100, Class SM, IF, IO, 6.257%, 10/25/37	39,533
339,992	Series 2008-1, Class BI, IF, IO, 5.717%, 02/25/38	43,222
101,883	Series 2008-16, Class IS, IF, IO, 6.007%, 03/25/38	12,154

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
156,561	Series 2008-46, Class HI, IO, VAR, 1.889%, 06/25/38	11,629
128,062	Series 2008-53, Class CI, IF, IO, 7.007%, 07/25/38	20,097
301,292	Series 2009-112, Class ST, IF, IO, 6.057%, 01/25/40	34,816
156,143	Series 2010-35, Class SB, IF, IO, 6.227%, 04/25/40	21,591
2,749	Series G92-42, Class Z, 7.000%, 07/25/22	3,065
50,067	Series G92-44, Class ZQ, 8.000%, 07/25/22	55,201
29,557	Series G92-54, Class ZQ, 7.500%, 09/25/22	33,025
1,945	Series G92-59, Class F, VAR, 1.670%, 10/25/22	1,964
5,217	Series G92-61, Class Z, 7.000%, 10/25/22	6,054
12,089	Series G92-66, Class KA, 6.000%, 12/25/22	13,226
57,177	Series G92-66, Class KB, 7.000%, 12/25/22	64,273
15,825	Series G93-1, Class KA, 7.900%, 01/25/23	18,072
16,723	Series G93-17, Class SI, IF, 6.000%, 04/25/23	17,514
	Federal National Mortgage Association STRIPS,
19,927	Series 329, Class 1, PO, 01/01/33	18,103
94,958	Series 365, Class 8, IO, 5.500%, 05/01/36	12,797
58,882	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	68,465
	Government National Mortgage Association,
197,563	Series 1994-7, Class PQ, 6.500%, 10/16/24	228,045
113,176	Series 1998-22, Class PD, 6.500%, 09/20/28	121,080
58,437	Series 1998-26, Class K, 7.500%, 09/17/25	66,549
35,911	Series 1999-17, Class L, 6.000%, 05/20/29	38,351
44,309	Series 1999-41, Class Z, 8.000%, 11/16/29	52,652
32,362	Series 1999-44, Class PC, 7.500%, 12/20/29	38,028
40,927	Series 1999-44, Class ZG, 8.000%, 12/20/29	48,836

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
180,446	Series 2000-21, Class Z, 9.000%, 03/16/30	215,989
3,775	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	656
658,552	Series 2000-36, Class PB, 7.500%, 11/16/30	747,461
1,301,160	Series 2001-10, Class PE, 6.500%, 03/16/31	1,470,765
202,855	Series 2001-22, Class PS, HB, IF, 20.508%, 03/17/31	336,714
78,531	Series 2001-36, Class S, IF, IO, 7.858%, 08/16/31	17,442
102,442	Series 2001-53, Class SR, IF, IO, 7.958%, 10/20/31	9,480
100,465	Series 2001-64, Class MQ, 6.500%, 12/20/31	116,826
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,163,600
13,609	Series 2002-24, Class SB, IF, 11.636%, 04/16/32	17,707
2,915	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	5
7,469	Series 2003-24, Class PO, PO, 03/16/33	6,520
39,934	Series 2003-76, Class LS, IF, IO, 7.008%, 09/20/31	1,117
390,157	Series 2004-11, Class SW, IF, IO, 5.308%, 02/20/34	54,118
40,929	Series 2004-28, Class S, IF, 19.133%, 04/16/34	58,416
295,026	Series 2007-45, Class QA, IF, IO, 6.448%, 07/20/37	45,280
243,320	Series 2007-76, Class SA, IF, IO, 6.338%, 11/20/37	36,553
225,585	Series 2008-2, Class MS, IF, IO, 6.968%, 01/16/38	37,237
172,078	Series 2008-55, Class SA, IF, IO, 6.008%, 06/20/38	24,264
147,608	Series 2009-6, Class SA, IF, IO, 5.907%, 02/16/39	23,261
367,546	Series 2009-6, Class SH, IF, IO, 5.848%, 02/20/39	48,836
248,739	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	40,930
171,320	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	28,102
525,651	Series 2009-22, Class SA, IF, IO, 6.078%, 04/20/39	72,486
487,807	Series 2009-31, Class ST, IF, IO, 6.158%, 03/20/39	68,454

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
487,807	Series 2009-31, Class TS, IF, IO, 6.108%, 03/20/39	69,950
511,226	Series 2009-64, Class SN, IF, IO, 5.907%, 07/16/39	74,131
165,173	Series 2009-79, Class OK, PO, 11/16/37	141,442
266,252	Series 2009-102, Class SM, IF, IO, 6.208%, 06/16/39	29,908
717,699	Series 2009-106, Class ST, IF, IO, 5.808%, 02/20/38	97,916
234,164	Series 2010-130, Class CP, 7.000%, 10/16/40	271,080
485,759	Series 2011-75, Class SM, IF, IO, 6.408%, 05/20/41	65,300
993,264	Series 2013-H08, Class FC, VAR, 0.450%, 02/20/63	990,523
501,033	Series 2013-H09, Class HA, 1.650%, 04/20/63	487,618
	Vendee Mortgage Trust,
71,934	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	79,799
166,807	Series 1996-1, Class 1Z, 6.750%, 02/15/26	189,025
94,159	Series 1996-2, Class 1Z, 6.750%, 06/15/26	108,034
342,350	Series 1997-1, Class 2Z, 7.500%, 02/15/27	392,560
90,783	Series 1998-1, Class 2E, 7.000%, 03/15/28	104,880

		46,505,535

	Non-Agency CMO — 9.3%
	Alternative Loan Trust,
62,441	Series 2002-8, Class A4, 6.500%, 07/25/32	64,563
23,685	Series 2003-J1, Class PO, PO, 10/25/33	19,388
1,888,241	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,857,151
63,104	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	64,294
689,200	Series 2005-20CB, Class 3A8, IF, IO, 4.557%, 07/25/35	98,303
980,262	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	922,146
496,509	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	447,881
942,920	Series 2005-22T1, Class A2, IF, IO, 4.877%, 06/25/35	168,621
899,564	Series 2005-J1, Class 1A4, IF, IO, 4.907%, 02/25/35	118,371

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
39,742	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	40,245
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	205,924
	Banc of America Alternative Loan Trust,
79,739	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	81,699
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	237,835
51,232	Series 2004-6, Class 15PO, PO, 07/25/19	50,306
	Banc of America Funding Trust,
52,351	Series 2004-1, Class PO, PO, 03/25/34	47,036
414,390	Series 2005-6, Class 2A7, 5.500%, 10/25/35	407,420
64,273	Series 2005-7, Class 30PO, PO, 11/25/35	50,361
234,011	Series 2005-E, Class 4A1, VAR, 2.687%, 03/20/35	232,614
	Banc of America Mortgage Trust,
19,300	Series 2003-8, Class APO, PO, 11/25/33	16,332
124,001	Series 2004-3, Class 1A26, 5.500%, 04/25/34	126,673
14,474	Series 2004-4, Class APO, PO, 05/25/34	12,178
384,855	Series 2004-5, Class 2A2, 5.500%, 06/25/34	397,363
181,285	Series 2004-6, Class 2A5, PO, 07/25/34	144,502
50,483	Series 2004-6, Class APO, PO, 07/25/34	45,340
162,177	Series 2004-7, Class 1A19, PO, 08/25/34	149,680
191,062	Series 2004-J, Class 3A1, VAR, 3.231%, 11/25/34	187,077
	BCAP LLC Trust,
172,807	Series 2011-RR5, Class 11A3, VAR, 0.343%, 05/28/36 (e)	159,323
67,230	Series 2011-RR5, Class 14A3, VAR, 2.660%, 07/26/36 (e)	67,038
	Bear Stearns ARM Trust,
66,540	Series 2003-7, Class 3A, VAR, 2.567%, 10/25/33	66,000
138,192	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	136,662
419,263	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	402,505
279,403	CAM Mortgage Trust, Series 2013-1, Class A, VAR, 3.967%, 11/25/57 (e) (i)	275,910
	CHL Mortgage Pass-Through Trust,
170,245	Series 2003-26, Class 1A6, 3.500%, 08/25/33	169,954

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
25,705	Series 2003-J7, Class 4A3, IF, 9.523%, 08/25/18	26,960
89,273	Series 2004-7, Class 2A1, VAR, 2.708%, 06/25/34	86,740
55,515	Series 2004-HYB1, Class 2A, VAR, 2.811%, 05/20/34	51,726
76,386	Series 2004-HYB3, Class 2A, VAR, 2.589%, 06/20/34	70,022
95,871	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	98,426
36,328	Series 2004-J8, Class POA, PO, 11/25/19	33,524
259,409	Series 2005-16, Class A23, 5.500%, 09/25/35	252,415
378,038	Series 2005-22, Class 2A1, VAR, 2.997%, 11/25/35	303,189
73,779	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	76,134
99,259	Citigroup Mortgage Loan Trust, 2.110%, 01/12/18	99,434
409,891	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	420,261
	Citigroup Mortgage Loan Trust, Inc.,
12,987	Series 2003-UP3, Class A3, 7.000%, 09/25/33	13,475
25,233	Series 2003-UST1, Class A1, 5.500%, 12/25/18	26,380
7,588	Series 2003-UST1, Class PO1, PO, 12/25/18	6,912
5,998	Series 2003-UST1, Class PO3, PO, 12/25/18	5,560
119,732	Series 2005-1, Class 2A1A, VAR, 2.807%, 04/25/35	92,339
10,996	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	10,120
	CSMC,
223,692	Series 2010-11R, Class A6, VAR, 1.198%, 06/28/47 (e)	207,286
112,233	Series 2011-7R, Class A1, VAR, 1.444%, 08/28/47 (e)	111,737
219,218	Series 2011-9R, Class A1, VAR, 2.194%, 03/27/46 (e)	219,104
300,467	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	262,515
	First Horizon Mortgage Pass-Through Trust,
293,370	Series 2004-AR7, Class 2A2, VAR, 2.545%, 02/25/35	291,184

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
193,049	Series 2005-AR1, Class 2A2, VAR, 2.657%, 04/25/35	191,185
	GMACM Mortgage Loan Trust,
169,070	Series 2003-AR1, Class A4, VAR, 3.372%, 10/19/33	169,928
160,931	Series 2004-J5, Class A7, 6.500%, 01/25/35	170,795
640,039	Series 2005-AR3, Class 3A4, VAR, 3.310%, 06/19/35	600,156
	GSR Mortgage Loan Trust,
175,719	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	181,617
466,403	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	501,233
81,133	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	80,231
76,564	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.543%, 05/25/36	74,825
1,544,647	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	241
161,543	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.888%, 11/25/33	160,952
96,237	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.672%, 04/21/34	97,395
	MASTR Alternative Loan Trust,
133,429	Series 2003-9, Class 8A1, 6.000%, 01/25/34	136,702
279,487	Series 2004-4, Class 10A1, 5.000%, 05/25/24	290,213
238,209	Series 2004-6, Class 7A1, 6.000%, 07/25/34	244,640
32,080	Series 2004-7, Class 30PO, PO, 08/25/34	23,556
173,086	Series 2004-8, Class 6A1, 5.500%, 09/25/19	181,507
134,490	Series 2004-10, Class 1A1, 4.500%, 09/25/19	137,431
	MASTR Asset Securitization Trust,
379,632	Series 2003-11, Class 9A6, 5.250%, 12/25/33	395,672
22,027	Series 2003-12, Class 15PO, PO, 12/25/18	19,976
50,521	Series 2004-6, Class 15PO, PO, 07/25/19	46,215
30,986	Series 2004-8, Class PO, PO, 08/25/19	28,553
95,037	Series 2004-10, Class 15PO, PO, 10/25/19	86,525

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
186,363	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	149,090
73,096	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.513%, 02/25/35	69,345
60,246	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	61,730
462,346	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	94,303
	RALI Trust,
62,002	Series 2002-QS8, Class A5, 6.250%, 06/25/17	63,361
923,853	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	953,834
18,175	Series 2003-QS3, Class A2, IF, 16.075%, 02/25/18	19,924
40,230	Series 2003-QS3, Class A8, IF, IO, 7.407%, 02/25/18	2,401
127,214	Series 2003-QS9, Class A3, IF, IO, 7.357%, 05/25/18	15,739
166,323	Series 2003-QS14, Class A1, 5.000%, 07/25/18	169,762
54,111	Series 2003-QS18, Class A1, 5.000%, 09/25/18	55,685
13,670	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	14,024
166,373	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 3.089%, 09/25/35	134,069
5,706	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	5,939
	Salomon Brothers Mortgage Securities VII, Inc.,
99,071	Series 2003-HYB1, Class A, VAR, 3.095%, 09/25/33	98,710
4,454	Series 2003-UP2, Class PO1, PO, 12/25/18	4,019
	Springleaf Mortgage Loan Trust,
63,365	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	65,472
96,575	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	97,976
301,164	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	301,687
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	124,214
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	108,316

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
382,026	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.876%, 06/25/34	382,562
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
43,861	Series 2003-8, Class 1A2, 5.000%, 04/25/18	44,617
137,248	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	140,665
	WaMu Mortgage Pass-Through Certificates,
25,141	Series 2003-AR8, Class A, VAR, 2.457%, 08/25/33	25,172
126,135	Series 2003-AR9, Class 1A6, VAR, 2.429%, 09/25/33	126,184
49,547	Series 2003-S4, Class 3A, 5.500%, 06/25/33	51,078
45,770	Series 2004-AR3, Class A2, VAR, 2.458%, 06/25/34	45,556
	Washington Mutual Mortgage Pass-Through Certificates WMALT,
1,648,720	Series 2005-2, Class 1A4, IF, IO, 4.857%, 04/25/35	295,477
511,073	Series 2005-2, Class 2A3, IF, IO, 4.807%, 04/25/35	83,944
444,295	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	120,811
408,035	Series 2005-4, Class CB7, 5.500%, 06/25/35	378,464
24,394	Series 2005-4, Class DP, PO, 06/25/20	23,808
147,135	Series 2005-6, Class 2A4, 5.500%, 08/25/35	133,858
	Wells Fargo Mortgage-Backed Securities Trust,
39,264	Series 2003-K, Class 1A1, VAR, 4.484%, 11/25/33	39,336
78,527	Series 2003-K, Class 1A2, VAR, 4.484%, 11/25/33	79,306
88,131	Series 2004-EE, Class 3A1, VAR, 2.889%, 12/25/34	87,660
236,771	Series 2004-P, Class 2A1, VAR, 2.614%, 09/25/34	237,057
136,004	Series 2005-AR8, Class 2A1, VAR, 2.720%, 06/25/35	136,469
95,332	Series 2005-AR16, Class 2A1, VAR, 2.717%, 02/25/34	94,988

		19,192,298

	Total Collateralized Mortgage Obligations (Cost $60,833,533)	65,697,833

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 2.6%
250,000	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/25 (e)	247,777
250,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	274,330
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	132,358
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	130,473
220,512	Series 2005-6, Class ASB, VAR, 5.358%, 09/10/47	222,959
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	93,648
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	93,917
	Bear Stearns Commercial Mortgage Securities Trust,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	263,057
84,500	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	85,952
360,000	Series 2006-PW11, Class A4, VAR, 5.611%, 03/11/39	392,590
11,974,921	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.219%, 12/11/49 (e)	92,482
100,000	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	104,376
125,000	COMM Mortgage Trust, Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	115,803
565,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.569%, 02/15/39	617,211
100,000	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	106,900
336,346	Government National Mortgage Association, Series 2003-59, Class XA, IO, VAR, 1.002%, 06/16/34	2,566
200,000	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	205,686
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122,363

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

95,992	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	97,441
	LB-UBS Commercial Mortgage Trust,
107,000	Series 2004-C2, Class A4, 4.367%, 03/15/36	108,869
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	78,347
102,442	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	102,330
3,516,526	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.195%, 12/15/43 (e)	48,106
91,479	Morgan Stanley Re-REMIC Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	92,308
724,356	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	752,060
321,925	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.526%, 08/15/39	335,005
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	112,693
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	102,299
111,572	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	114,706
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	115,550

	Total Commercial Mortgage-Backed Securities (Cost $5,368,815)	5,364,162

	Corporate Bonds — 16.2%
	Consumer Discretionary — 1.2%
	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	146,375

	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	53,397

	Media — 1.0%
	CBS Corp.,
21,000	5.750%, 04/15/20	23,819
100,000	7.875%, 07/30/30	127,413

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	102,700
	Comcast Corp.,
87,000	4.250%, 01/15/33	83,242
50,000	5.900%, 03/15/16	56,289
50,000	6.450%, 03/15/37	59,785
30,000	6.500%, 01/15/17	34,848
35,000	6.500%, 11/15/35	42,355
	COX Communications, Inc.,
9,000	5.450%, 12/15/14	9,603
20,000	8.375%, 03/01/39 (e)	27,107
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	129,643
67,000	5.000%, 03/01/21	70,574
125,000	6.000%, 08/15/40	124,873
78,000	Discovery Communications LLC, 4.375%, 06/15/21	81,880
100,000	Historic TW, Inc., 9.150%, 02/01/23	135,776
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	85,660
	News America, Inc.,
50,000	6.650%, 11/15/37	57,537
50,000	7.250%, 05/18/18	61,008
150,000	7.300%, 04/30/28	175,469
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	86,329
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	50,072
50,000	6.750%, 07/01/18	57,233
50,000	7.300%, 07/01/38	54,340
70,000	8.250%, 02/14/14	73,208
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	62,279
25,000	8.375%, 07/15/33	29,465
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	37,651
75,000	6.200%, 03/15/40	82,553
7,000	6.250%, 03/29/41	7,724
15,000	6.500%, 11/15/36	16,965
	Viacom, Inc.,
13,000	1.250%, 02/27/15	13,038
22,000	3.250%, 03/15/23	20,720
43,000	3.875%, 12/15/21	43,547
20,000	4.500%, 02/27/42	17,476

		2,142,181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.0% (g)
9,000	Macy’s Retail Holdings, Inc., 5.125%, 01/15/42	8,683

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	33,181
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	78,000
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	94,609

		205,790

	Total Consumer Discretionary	2,556,426

	Consumer Staples — 0.6%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	158,104
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	109,273
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,009
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,134
40,000	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	41,072

		346,592

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
60,000	5.750%, 05/15/41	67,634
30,000	6.125%, 09/15/39	35,057
	Kroger Co. (The),
18,000	5.400%, 07/15/40	18,187
25,000	7.500%, 04/01/31	30,273
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	88,451

		239,602

	Food Products — 0.3%
25,000	Archer-Daniels-Midland Co., 5.935%, 10/01/32	28,479
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	67,881
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,740
10,000	ConAgra Foods, Inc., 2.100%, 03/15/18	9,906
	Kellogg Co.,
13,000	1.750%, 05/17/17	12,902
22,000	3.125%, 05/17/22	21,427
	Kraft Foods Group, Inc.,
66,000	5.375%, 02/10/20	74,446
122,000	6.125%, 08/23/18	143,246
100,000	6.875%, 01/26/39	121,315

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
	Mondelez International, Inc.,
61,000	5.375%, 02/10/20	68,421
43,000	6.125%, 02/01/18	49,696

		627,459

	Personal Products — 0.0% (g)
67,129	Procter & Gamble—ESOP, 9.360%, 01/01/21	87,155

	Total Consumer Staples	1,300,808

	Energy — 1.1%
	Energy Equipment & Services — 0.1%
5,000	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	4,892
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	20,231
75,000	6.500%, 11/15/20	84,421
14,000	7.350%, 12/15/41	16,125

		125,669

	Oil, Gas & Consumable Fuels — 1.0%
50,000	Apache Corp., 6.900%, 09/15/18	60,846
	BP Capital Markets plc, (United Kingdom),
71,000	2.750%, 05/10/23	65,648
150,000	4.742%, 03/11/21	163,214
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	114,933
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,370
31,000	4.450%, 09/15/42	27,795
20,000	Chevron Corp., 2.427%, 06/24/20	19,886
	ConocoPhillips,
25,000	5.750%, 02/01/19	29,287
120,000	6.000%, 01/15/20	142,794
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	85,537
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	45,522
21,000	4.750%, 05/15/42	19,603
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,036
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	62,429
150,000	Marathon Oil Corp., 6.000%, 10/01/17	171,775
56,000	Petrobras Global Finance B.V., (Netherlands), 4.375%, 05/20/23	51,371
	Petrobras International Finance Co.-Pifco, (Cayman Islands),
45,000	5.375%, 01/27/21	45,211
25,000	7.875%, 03/15/19	28,909

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	69,533
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,085
60,000	6.375%, 12/15/38	77,300
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	42,403
45,000	7.500%, 09/15/38	56,202
50,000	8.000%, 10/01/19	63,280
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	132,619
50,000	3.125%, 08/17/17	52,757
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	53,006
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	44,060
5,000	5.850%, 02/01/37	5,105
10,000	6.250%, 02/01/38	10,740
40,000	7.750%, 06/01/19	48,617
28,000	Total Capital International S.A., (France), 1.550%, 06/28/17	27,750
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	154,879
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	60,073
50,000	7.125%, 01/15/19	60,977

		2,161,552

	Total Energy	2,287,221

	Financials — 8.0%
	Capital Markets — 1.9%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	78,094
55,000	4.600%, 01/15/20	60,089
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	83,228
130,000	5.000%, 12/10/19	147,450
65,000	6.250%, 09/15/17	76,525
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	113,034
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	52,947
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	78,290
20,000	3.700%, 08/01/15	20,837
375,000	4.750%, 07/15/13	375,572

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
150,000	5.150%, 01/15/14	153,165
23,000	5.250%, 07/27/21	24,608
156,000	5.375%, 03/15/20	169,268
100,000	5.500%, 11/15/14	105,680
150,000	5.950%, 01/18/18	167,826
75,000	5.950%, 01/15/27	77,120
100,000	6.250%, 09/01/17	113,320
80,000	6.750%, 10/01/37	81,949
125,000	7.500%, 02/15/19	148,447
	Jefferies Group LLC,
55,000	3.875%, 11/09/15	56,925
110,000	6.450%, 06/08/27	108,350
100,000	8.500%, 07/15/19	120,500
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	52,732
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	125,143
135,000	6.400%, 08/28/17	152,437
90,000	6.875%, 04/25/18	103,583
	Morgan Stanley,
100,000	4.200%, 11/20/14	103,448
100,000	4.750%, 04/01/14	102,173
35,000	5.500%, 07/28/21	37,374
200,000	5.625%, 09/23/19	214,966
130,000	5.950%, 12/28/17	144,240
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	74,496
24,000	State Street Corp., 3.100%, 05/15/23	22,480
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	260,549
100,000	5.750%, 04/25/18	115,562

		3,922,407

	Commercial Banks — 1.9%
	Bank of Nova Scotia, (Canada),
100,000	2.550%, 01/12/17	102,921
82,000	3.400%, 01/22/15	85,268
	Barclays Bank plc, (United Kingdom),
106,000	2.750%, 02/23/15	108,671
100,000	5.200%, 07/10/14	104,320
150,000	6.050%, 12/04/17 (e)	162,258
	BB&T Corp.,
50,000	3.375%, 09/25/13	50,329
100,000	3.950%, 04/29/16	107,133
50,000	4.900%, 06/30/17	54,546
50,000	5.700%, 04/30/14	52,045

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	207,377
150,000	Credit Suisse, (Switzerland), 5.500%, 05/01/14	156,113
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	100,625
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	104,859
111,000	4.125%, 08/12/20 (e)	116,268
223,000	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	238,942
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	207,440
100,000	3.750%, 03/02/15 (e)	104,720
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	100,343
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	164,816
25,000	5.250%, 11/15/15	27,207
25,000	5.625%, 02/01/17	27,736
25,000	6.700%, 06/10/19	29,976
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	74,637
	U.S. Bancorp,
90,000	2.450%, 07/27/15	92,715
100,000	7.500%, 06/01/26	129,036
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	285,278
250,000	6.600%, 01/15/38	305,485
250,000	VAR, 0.603%, 03/15/16	246,846
50,000	Wachovia Corp., 5.750%, 02/01/18	57,588
200,000	Wells Fargo & Co., SUB, 3.676%, 06/15/16	213,684
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	68,613
121,000	4.875%, 11/19/19	135,623

		4,023,418

	Consumer Finance — 1.0%
50,000	American Express Co., 7.000%, 03/19/18	60,154
50,000	American Express Credit Corp., 7.300%, 08/20/13	50,453
200,000	American Honda Finance Corp., 1.600%, 02/16/18 (e)	196,637
	Capital One Financial Corp.,
110,000	3.500%, 06/15/23 (e)	103,545
185,000	7.375%, 05/23/14	195,518

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	92,280
100,000	6.200%, 09/30/13	101,392
100,000	7.050%, 10/01/18	123,880
50,000	7.150%, 02/15/19	62,371
200,000	Ford Motor Credit Co. LLC, 3.984%, 06/15/16	209,526
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,021
150,000	5.000%, 06/30/15	160,441
150,000	5.250%, 01/15/14	153,512
50,000	7.350%, 11/27/32	57,190
100,000	VAR, 0.527%, 01/15/14	99,904
100,000	HSBC USA, Inc., 1.625%, 01/16/18	97,561
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	37,944
42,000	3.150%, 10/15/21	41,581
	Toyota Motor Credit Corp.,
80,000	1.000%, 02/17/15	80,526
100,000	2.000%, 09/15/16	102,014
87,000	3.200%, 06/17/15	90,953

		2,130,403

	Diversified Financial Services — 1.8%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	48,431
295,000	5.650%, 05/01/18	327,740
245,000	5.750%, 12/01/17	272,287
50,000	6.500%, 08/01/16	56,372
200,000	7.375%, 05/15/14	210,417
25,000	7.625%, 06/01/19	30,044
	Citigroup, Inc.,
100,000	1.250%, 01/15/16	98,805
60,000	2.250%, 08/07/15	61,009
22,000	4.500%, 01/14/22	22,920
150,000	4.700%, 05/29/15	159,326
62,000	4.750%, 05/19/15	65,571
300,000	5.000%, 09/15/14	311,768
36,000	5.375%, 08/09/20	39,809
5,000	6.000%, 08/15/17	5,634
150,000	6.010%, 01/15/15	160,189
55,000	6.500%, 08/19/13	55,396
100,000	8.125%, 07/15/39	132,074
45,000	8.500%, 05/22/19	56,701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	CME Group, Inc.,
30,000	5.400%, 08/01/13	30,120
70,000	5.750%, 02/15/14	72,164
32,000	EADS Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	29,448
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	209,556
190,000	5.500%, 01/08/20	214,222
400,000	5.625%, 05/01/18	458,802
100,000	5.875%, 01/14/38	110,076
115,000	5.900%, 05/13/14	120,430
200,000	6.750%, 03/15/32	239,805
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	105,123
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	69,274

		3,773,513

	Insurance — 0.9%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	37,955
	Aflac, Inc.,
63,000	3.625%, 06/15/23	61,235
25,000	6.450%, 08/15/40	29,363
20,000	8.500%, 05/15/19	25,563
31,000	Allstate Corp. (The), 3.150%, 06/15/23	30,099
	Aon Corp.,
40,000	3.125%, 05/27/16	41,728
23,000	3.500%, 09/30/15	24,118
18,000	6.250%, 09/30/40	20,919
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	34,316
62,000	4.300%, 05/15/43	56,310
50,000	5.400%, 05/15/18	57,438
100,000	5.750%, 01/15/40	111,473
75,000	CNA Financial Corp., 5.875%, 08/15/20	84,880
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	28,481
20,000	Lincoln National Corp., 4.850%, 06/24/21	21,252
	Metropolitan Life Global Funding I,
100,000	1.700%, 06/29/15 (e)	101,569
175,000	3.650%, 06/14/18 (e)	185,880
100,000	5.200%, 09/18/13 (e)	101,026
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	101,481
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	252,463

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	103,499
35,000	Principal Life Income Funding Trusts, 5.100%, 04/15/14	36,238
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	193,803
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	29,241

		1,770,330

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	77,646
100,000	6.650%, 01/15/18	109,146
92,000	HCP, Inc., 5.375%, 02/01/21	99,796
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,333
20,000	4.375%, 03/01/21	21,284
50,000	5.625%, 08/15/14	52,652
50,000	5.650%, 02/01/20	57,127
45,000	6.100%, 05/01/16	50,465
30,000	6.750%, 05/15/14	31,088
102,000	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	120,462

		627,999

	Thrifts & Mortgage Finance — 0.2%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	81,786
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	250,675

		332,461

	Total Financials	16,580,531

	Health Care — 0.4%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	27,231
100,000	5.150%, 11/15/41	99,594
40,000	5.700%, 02/01/19	45,923
82,000	5.750%, 03/15/40	88,004
49,000	Celgene Corp., 3.250%, 08/15/22	46,473

		307,225

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,219

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.1%
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,846
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	60,828
	WellPoint, Inc.,
18,000	3.300%, 01/15/23	17,135
18,000	4.650%, 01/15/43	16,778
13,000	5.875%, 06/15/17	14,770
9,000	7.000%, 02/15/19	10,805

		151,162

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17 (e)	44,087
22,000	2.900%, 11/06/22 (e)	20,573
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	36,604
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	51,548
63,000	Merck & Co., Inc., 2.800%, 05/18/23	59,605
80,000	Novartis Capital Corp., 4.125%, 02/10/14	81,751
	Zoetis, Inc.,
14,000	1.875%, 02/01/18 (e)	13,705
9,000	4.700%, 02/01/43 (e)	8,405

		316,278

	Total Health Care	784,884

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	54,969
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,689
30,000	4.850%, 09/15/41	29,290
100,000	United Technologies Corp., 6.125%, 02/01/19	118,632

		236,580

	Airlines — 0.1%
26,000	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	25,935
28,855	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	30,658
31,850	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	33,840
45,172	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	47,996

		138,429

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	32,184
17,000	4.125%, 06/15/23	16,012
28,000	4.875%, 07/15/42	23,771
21,000	Republic Services, Inc., 3.550%, 06/01/22	20,438
43,000	Waste Management, Inc., 4.750%, 06/30/20	46,313

		138,718

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	22,036
44,000	Fluor Corp., 3.375%, 09/15/21	43,832

		65,868

	Industrial Conglomerates — 0.1%
44,000	Danaher Corp., 3.900%, 06/23/21	46,500
65,000	General Electric Co., 5.250%, 12/06/17	73,395
22,000	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	25,479

		145,374

	Machinery — 0.0% (g)
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	71,325
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	28,573

		99,898

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	47,646
25,000	3.600%, 09/01/20	25,930
25,000	4.375%, 09/01/42	22,875
75,000	5.400%, 06/01/41	79,637
100,000	5.650%, 05/01/17	113,451
85,000	5.750%, 05/01/40	94,664
	CSX Corp.,
33,000	4.250%, 06/01/21	35,265
50,000	5.500%, 04/15/41	53,360
25,000	7.375%, 02/01/19	30,835
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	47,059
12,000	5.625%, 03/15/42 (e)	12,046
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	60,332
78,000	6.000%, 05/23/11 †	85,716
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,269
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,793

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	46,110

		818,988

	Total Industrials	1,643,855

	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	89,332
75,000	5.900%, 02/15/39	88,984

		178,316

	Computers & Peripherals — 0.4%
	Apple, Inc.,
142,000	2.400%, 05/03/23	131,700
69,000	VAR, 0.523%, 05/03/18	68,704
25,000	Dell, Inc., 7.100%, 04/15/28	24,663
	EMC Corp.,
40,000	1.875%, 06/01/18	39,540
50,000	3.375%, 06/01/23	49,076
	Hewlett-Packard Co.,
83,000	2.600%, 09/15/17	82,891
50,000	4.300%, 06/01/21	48,889
39,000	4.650%, 12/09/21	39,004
75,000	4.750%, 06/02/14	77,348
200,000	6.000%, 09/15/41	192,951

		754,766

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	12,981
25,000	3.375%, 11/01/15	25,875
8,000	4.500%, 03/01/23	7,871
25,000	6.000%, 04/01/20	27,056
80,000	6.875%, 06/01/18	91,684
7,000	7.500%, 01/15/27	8,021

		173,488

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	56,471
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	162,886
169,000	4.000%, 06/20/42	158,594
50,000	6.220%, 08/01/27	61,625

		439,576

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Office Electronics — 0.0% (g)
	Xerox Corp.,
17,000	4.500%, 05/15/21	17,535
35,000	5.625%, 12/15/19	38,638
50,000	6.750%, 02/01/17	56,564

		112,737

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	129,250

	Software — 0.2%
	Microsoft Corp.,
75,000	1.625%, 09/25/15	76,695
108,000	2.375%, 05/01/23	99,944
	Oracle Corp.,
50,000	5.250%, 01/15/16	55,297
50,000	5.750%, 04/15/18	58,182
100,000	6.500%, 04/15/38	125,203

		415,321

	Total Information Technology	2,203,454

	Materials — 0.4%
	Chemicals — 0.3%
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	37,780
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	59,472
25,000	4.900%, 01/15/41	26,216
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,019
8,000	4.875%, 11/15/41	7,654
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	15,043
50,000	9.000%, 05/01/21	66,822
90,000	Praxair, Inc., 5.250%, 11/15/14	95,684
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	117,031
80,000	7.750%, 10/01/96	90,630

		540,351

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	20,270

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	45,101
80,000	6.500%, 04/01/19	95,777

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	11,940
60,000	8.950%, 05/01/14	63,940
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	28,443

		245,201

	Total Materials	805,822

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
70,000	3.875%, 08/15/21	72,197
10,000	4.300%, 12/15/42	8,709
205,000	5.350%, 09/01/40	207,427
100,000	5.500%, 02/01/18	114,376
70,000	5.800%, 02/15/19	81,186
45,000	6.300%, 01/15/38	50,030
145,000	BellSouth Corp., 5.200%, 09/15/14	152,258
121,260	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	125,482
50,000	Centel Capital Corp., 9.000%, 10/15/19	60,178
	CenturyLink, Inc.,
90,000	6.450%, 06/15/21	93,825
60,000	7.600%, 09/15/39	57,000
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	97,109
200,000	GTE Corp., 6.840%, 04/15/18	237,774
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	131,384
35,000	Orange S.A., (France), 2.750%, 09/14/16	35,869
130,000	Telecom Italia Capital S.A., (Luxembourg), 5.250%, 11/15/13	131,629
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	19,588
25,000	5.877%, 07/15/19	26,989
	Verizon Communications, Inc.,
90,000	6.400%, 02/15/38	104,796
200,000	7.750%, 12/01/30	259,106
100,000	Verizon Pennsylvania LLC, 8.350%, 12/15/30	127,917

		2,194,829

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	41,180

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	72,614
50,000	6.800%, 08/15/18	60,364
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	47,864
50,000	1.625%, 03/20/17	48,783
50,000	5.000%, 09/15/15	54,235

		325,040

	Total Telecommunication Services	2,519,869

	Utilities — 1.4%
	Electric Utilities — 1.0%
62,000	Alabama Power Co., 6.125%, 05/15/38	73,980
9,000	Arizona Public Service Co., 4.500%, 04/01/42	8,666
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	42,444
75,000	5.100%, 04/15/18	85,323
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	73,113
	Duke Energy Progress, Inc.,
100,000	5.125%, 09/15/13	100,919
25,000	5.300%, 01/15/19	28,718
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	66,869
30,000	5.950%, 02/01/38	36,240
25,000	Georgia Power Co., 5.950%, 02/01/39	28,855
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,118
100,000	Hydro-Quebec, (Canada), 8.050%, 07/07/24	137,533
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	22,784
50,000	5.300%, 10/01/41	50,829
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	44,523
25,000	Northern States Power Co., 6.250%, 06/01/36	30,856
40,000	Ohio Power Co., 6.050%, 05/01/18	46,731
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	36,253
25,000	7.000%, 09/01/22	31,033
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	23,116
75,000	5.625%, 11/30/17	86,681
100,000	6.050%, 03/01/34	116,592

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	95,265
35,000	Progress Energy, Inc., 4.400%, 01/15/21	37,169
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,442
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	213,740
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	32,341
25,000	6.330%, 11/01/13	25,488
50,000	Southwestern Public Service Co., 8.750%, 12/01/18	64,367
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	191,687
	Virginia Electric and Power Co.,
50,000	5.400%, 04/30/18	57,749
70,000	5.950%, 09/15/17	81,351
70,000	6.350%, 11/30/37	87,409
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	24,585

		2,120,769

	Gas Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	37,752
42,000	4.400%, 06/01/43	38,923
96,000	5.875%, 03/15/41	109,348
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	21,142
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	29,127
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	97,000

		333,292

	Independent Power Producers & Energy Traders — 0.1%
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	79,133
29,000	5.750%, 10/01/41	29,874
37,000	PSEG Power LLC, 5.125%, 04/15/20	40,675

		149,682

	Multi-Utilities — 0.1%
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	43,536
	Sempra Energy,
100,000	6.500%, 06/01/16	114,669
40,000	8.900%, 11/15/13	41,204

		199,409

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	115,340

	Total Utilities	2,918,492

	Total Corporate Bonds (Cost $31,973,038)	33,601,362

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	77,976
200,000	2.950%, 02/05/15	207,577
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	108,500

	Total Foreign Government Securities (Cost $375,466)	394,053

Mortgage Pass-Through Securities — 8.4%
	Federal Home Loan Mortgage Corp.,
71,483	ARM, 2.263%, 01/01/27	76,145
21,274	ARM, 2.328%, 04/01/30	22,640
122,849	ARM, 2.459%, 03/01/35	130,442
137,657	ARM, 2.559%, 04/01/34	145,836
36,800	ARM, 5.918%, 01/01/37	39,695
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
25,177	4.500%, 08/01/18	26,439
13,134	5.000%, 12/01/13 - 04/01/14	13,862
1,132	5.500%, 03/01/14	1,200
1,056	6.000%, 04/01/14	1,063
124,336	6.500%, 06/01/14 - 02/01/19	132,097
1,060	8.500%, 11/01/15	1,065
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
29,834	6.000%, 12/01/22	32,379
62,641	6.500%, 11/01/22	69,540
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
111,118	5.500%, 10/01/33	119,472
223,968	6.000%, 04/01/26 - 02/01/39	244,376
298,090	6.500%, 11/01/25 - 11/01/34	333,920
91,808	7.000%, 04/01/35	106,448
6,097	8.500%, 07/01/28	7,072
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,953,771	3.500%, 04/01/33 - 06/01/42	1,997,194
482,824	4.000%, 06/01/42	506,090
69,191	7.000%, 07/01/29	78,020

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
24,658	10.000%, 01/01/20 - 09/01/20	26,958
484	12.000%, 07/01/19	505
	Federal National Mortgage Association,
496,253	VAR, 0.648%, 01/01/23	496,990
1,743	ARM, 1.904%, 03/01/19	1,768
440,411	ARM, 1.987%, 01/01/35	465,404
99,595	ARM, 2.277%, 07/01/33	105,960
134,380	ARM, 2.294%, 08/01/34	142,757
29,088	ARM, 2.387%, 04/01/34	31,001
92,245	ARM, 2.397%, 05/01/35	96,809
96,829	ARM, 2.423%, 04/01/33	102,861
140,074	ARM, 2.547%, 10/01/34	148,639
89,925	ARM, 2.622%, 01/01/34	95,395
4,879	ARM, 3.786%, 03/01/29	5,227
	Federal National Mortgage Association, 15 Year, Single Family,
109,035	3.500%, 09/01/18 - 05/01/19	113,727
18,383	4.000%, 07/01/18	19,418
125,599	4.500%, 03/01/23 - 05/01/23	133,390
17,580	5.000%, 06/01/18	18,778
85,947	5.500%, 04/01/22	90,756
142,762	6.000%, 08/01/14 - 09/01/22	153,257
44,896	6.500%, 08/01/20	48,915
3,404	8.000%, 01/01/16	3,468
	Federal National Mortgage Association, 20 Year, Single Family,
60,492	4.500%, 01/01/25	64,976
374,496	5.000%, 11/01/23	406,473
106,440	6.500%, 03/01/19 - 12/01/22	118,041
	Federal National Mortgage Association, 30 Year, FHA/VA,
35,977	8.500%, 10/01/26 - 06/01/30	38,893
74,360	9.000%, 04/01/25	86,365
	Federal National Mortgage Association, 30 Year, Single Family,
232,879	3.000%, 09/01/31	227,904
80,125	4.500%, 04/01/38 - 05/01/39	84,751
156,903	5.000%, 09/01/35	168,936
59,745	5.500%, 01/01/38 - 06/01/38	64,797
139,158	6.000%, 01/01/29 - 03/01/33	153,852
481,401	6.500%, 09/01/25 - 11/01/36	536,971
1,603	7.000%, 08/01/32	1,737
23,812	7.500%, 03/01/30	26,164
121,562	8.000%, 03/01/27 - 11/01/28	144,692

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, Other,
1,000,000	2.010%, 06/01/20	967,073
297,705	2.418%, 12/01/22	282,581
1,000,000	2.480%, 12/01/22 - 02/01/23	953,928
500,000	2.531%, 11/01/22	475,021
500,000	2.583%, 04/01/23	468,980
1,000,000	2.604%, 05/01/23	937,850
996,485	3.500%, 05/01/43	995,615
1,434,738	4.000%, 07/01/42	1,479,996
479,518	4.130%, 07/01/20	524,311
225,390	5.500%, 09/01/33 - 04/01/38	243,124
108,161	6.000%, 09/01/28	118,597
187,023	6.500%, 10/01/35	211,042
	Government National Mortgage Association II, 30 Year, Single Family,
3,683	7.500%, 12/20/26	4,515
76,088	8.000%, 11/20/26 - 01/20/27	95,042
2,556	8.500%, 05/20/25	2,980
	Government National Mortgage Association II, Other,
536,194	VAR, 2.250%, 07/20/34 - 09/20/34	558,447
6,237	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	6,471
	Government National Mortgage Association, 30 Year, Single Family,
145,538	6.000%, 05/15/37 - 10/15/38	161,587
136,846	6.500%, 03/15/28 - 12/15/38	155,223
33,885	7.000%, 12/15/25 - 06/15/33	39,561
20,259	7.500%, 05/15/23 - 09/15/28	22,461
18,254	8.000%, 09/15/22 - 10/15/27	20,935
5,562	9.000%, 11/15/24	6,077
172,377	9.500%, 10/15/24	196,703

	Total Mortgage Pass-Through Securities (Cost $17,334,898)	17,439,650

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	150,877

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	33,444
130,000	Port Authority of New York & New Jersey, Taxable Consolidated 164th, Rev., 5.647%, 11/01/40	144,744

		178,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11 †	85,834

	Total Municipal Bonds (Cost $416,202)	414,899

U.S. Government Agency Securities — 13.3%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	34,600
125,000	5.125%, 10/18/16	142,102
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,520,000
195,000	2.750%, 03/13/14	198,462
150,000	5.000%, 02/13/17	170,984
	Federal National Mortgage Association STRIPS,
6,000,000	Zero Coupon, 09/23/20	4,998,420
630,000	Zero Coupon, 03/23/28	349,502
	Financing Corp. Fico STRIPS,
2,000,000	Zero Coupon, 11/02/18	1,804,788
8,000,000	Zero Coupon, 12/06/18	7,185,752
100,000	Zero Coupon, 09/26/19	87,139
4,100,000	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	3,503,393
2,000,000	Resolution Funding Corp. STRIPS, Zero Coupon, 01/15/20	1,735,894
	Tennessee Valley Authority,
33,000	4.625%, 09/15/60	31,703
100,000	5.250%, 09/15/39	112,512
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	4,826,980

	Total U.S. Government Agency Securities (Cost $22,219,937)	27,702,231

U.S. Treasury Obligations — 24.3%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	485,939
150,000	4.500%, 02/15/36	178,617
75,000	4.500%, 05/15/38	89,484
100,000	4.750%, 02/15/37	123,375
455,000	5.000%, 05/15/37	580,765
50,000	5.375%, 02/15/31	65,133
200,000	6.125%, 11/15/27	274,438
50,000	6.250%, 05/15/30	70,836
10,000	6.375%, 08/15/27	14,000
150,000	6.750%, 08/15/26	214,781
80,000	7.250%, 08/15/22	112,906
250,000	8.000%, 11/15/21	362,442

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
	U.S. Treasury Bonds STRIPS,
600,000	11/15/14	598,008
1,750,000	02/15/15	1,741,143
500,000	05/15/15	496,732
4,715,000	11/15/15	4,658,043
3,300,000	02/15/16	3,249,880
1,615,000	05/15/16	1,585,313
1,925,000	08/15/16	1,880,881
3,050,000	11/15/16	2,964,695
825,000	02/15/17	797,575
3,625,000	08/15/17	3,460,541
2,900,000	11/15/17	2,749,510
150,000	02/15/18	141,117
280,000	02/15/19	255,725
100,000	05/15/19	90,501
400,000	08/15/19	359,222
250,000	02/15/20	220,472
2,653,000	05/15/20	2,317,433
10,000,000	05/15/20	8,752,100
350,000	08/15/20	302,913
65,000	11/15/20	55,755
35,000	02/15/21	29,668
750,000	05/15/21	629,858
100,000	08/15/21	83,022
725,000	11/15/21	595,704
100,000	02/15/22	81,366
10,000	11/15/24	7,193
100,000	05/15/26	67,140
23,000	08/15/26	15,250
250,000	11/15/26	163,822
600,000	02/15/27	388,799
175,000	05/15/27	112,002
150,000	08/15/27	94,916
500,000	11/15/27	312,969
27,000	02/15/28	16,696
100,000	05/15/28	61,160
50,000	08/15/28	30,247
100,000	11/15/28	59,817
250,000	08/15/29	144,826
100,000	11/15/29	57,313
725,000	02/15/30	411,295
50,000	08/15/30	27,757
50,000	11/15/30	27,449
175,000	05/15/31	94,088
100,000	02/15/32	52,072
100,000	05/15/32	51,536

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

400,000	11/15/32	202,056
325,000	05/15/33	160,909
100,000	08/15/33	49,012
350,000	11/15/33	169,704
225,000	02/15/34	108,043
100,000	05/15/34	47,492
50,000	11/15/34	23,292
150,000	02/15/35	69,180
250,000	05/15/35	114,102
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	133,587
300,000	3.625%, 04/15/28	598,603
	U.S. Treasury Inflation Indexed Notes,
500,000	0.500%, 04/15/15	549,865
170,000	1.375%, 07/15/18	200,216
	U.S. Treasury Notes,
125,000	1.375%, 11/30/18	124,141
400,000	1.375%, 12/31/18	396,688
400,000	1.500%, 08/31/18	401,125
150,000	1.750%, 10/31/18	152,109
400,000	2.250%, 07/31/18	416,625
200,000	2.625%, 11/15/20	208,390
742,000	3.125%, 05/15/19	805,244
400,000	3.125%, 05/15/21	429,531
200,000	3.250%, 12/31/16	216,422
200,000	3.500%, 02/15/18	220,078
450,000	3.500%, 05/15/20	497,847
650,000	3.625%, 02/15/21	722,465
500,000	4.750%, 08/15/17	573,906

	Total U.S. Treasury Obligations (Cost $45,843,182)	50,456,872

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,810,698	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $2,810,698)	2,810,698

	Total Investments — 99.7% (Cost $190,169,868)	206,833,363
	Other Assets in Excess of Liabilities — 0.3%	547,420

	NET ASSETS — 100.0%	$207,380,783

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	25

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2013.
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2013.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2013.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2013.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Security matures in 2111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$204,022,665
Investments in affiliates, at value	2,810,698

Total investment securities, at value	206,833,363
Receivables:
Investment securities sold	7,770
Portfolio shares sold	23,805
Interest from non-affiliates	867,321
Dividends from affiliates	56

Total Assets	207,732,315

LIABILITIES:
Payables:
Portfolio shares redeemed	98,830
Accrued liabilities:
Investment advisory fees	68,311
Administration fees	14,154
Distribution fees	3,356
Custodian and accounting fees	60,436
Trustees’ and Chief Compliance Officer’s fees	39
Audit Fees	49,807
Other	56,599

Total Liabilities	351,532

Net Assets	$207,380,783

NET ASSETS :
Paid-in-Capital	$193,194,480
Accumulated undistributed net investment income	4,159,357
Accumulated net realized gains (losses)	(6,636,549)
Net unrealized appreciation (depreciation)	16,663,495

Total Net Assets	$207,380,783

Net Assets:
Class 1	$190,626,110
Class 2	16,754,673

Total	$207,380,783

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	17,235,792
Class 2	1,523,608
Net Asset Value, offering and redemption price per share (a):
Class 1	$11.06
Class 2	11.00
Cost of investments in non-affiliates	$187,359,170
Cost of investments in affiliates	2,810,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	27

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,829,982
Dividend income from affiliates	1,439

Total investment income	4,831,421

EXPENSES:
Investment advisory fees	427,108
Administration fees	90,042
Distribution fees — Class 2	16,843
Custodian and accounting fees	56,081
Professional fees	38,759
Trustees’ and Chief Compliance Officer’s fees	1,214
Printing and mailing costs	16,018
Transfer agent fees	3,204
Other	13,020

Total expenses	662,289

Less amounts waived	(10,115)

Net expenses	652,174

Net investment income (loss)	4,179,247

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(100,460)
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(7,785,609)

Net realized/unrealized gains (losses)	(7,886,069)

Change in net assets resulting from operations	(3,706,822)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,179,247	$9,740,791
Net realized gain (loss)	(100,460)	(307,285)
Change in net unrealized appreciation/depreciation	(7,785,609)	2,266,991

Change in net assets resulting from operations	(3,706,822)	11,700,497

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,052,968)	(9,992,343)
Class 2
From net investment income	(680,242)	(135,209)

Total distributions to shareholders	(9,733,210)	(10,127,552)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,428,502	(11,119,967)

NET ASSETS:
Change in net assets	(10,011,530)	(9,547,022)
Beginning of period	217,392,313	226,939,335

End of period	$207,380,783	$217,392,313

Accumulated undistributed net investment income	$4,159,357	$9,713,320

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,674,291	$30,432,330
Distributions reinvested	9,052,968	9,992,343
Cost of shares redeemed	(20,721,666)	(58,978,592)

Change in net assets resulting from Class 1 capital transactions	$(4,994,407)	$(18,553,919)

Class 2
Proceeds from shares issued	$9,995,574	$8,625,937
Distributions reinvested	680,242	135,209
Cost of shares redeemed	(2,252,907)	(1,327,194)

Change in net assets resulting from Class 2 capital transactions	$8,422,909	$7,433,952

Total change in net assets resulting from capital transactions	$3,428,502	$(11,119,967)

SHARE TRANSACTIONS:
Class 1
Issued	571,776	2,605,209
Reinvested	797,618	877,291
Redeemed	(1,794,048)	(5,047,684)

Change in Class 1 Shares	(424,654)	(1,565,184)

Class 2
Issued	863,892	743,482
Reinvested	60,252	11,902
Redeemed	(196,610)	(113,458)

Change in Class 2 Shares	727,534	641,926

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$11.78	$0.23	(f)	$(0.42)	$(0.19)	$(0.53)	$11.06
Year Ended December 31, 2012	11.71	0.51	(f)	0.10	0.61	(0.54)	11.78
Year Ended December 31, 2011	11.54	0.54	(f)	0.28	0.82	(0.65)	11.71
Year Ended December 31, 2010	10.99	0.57	(f)	0.42	0.99	(0.44)	11.54
Year Ended December 31, 2009	10.94	0.61	(f)	0.38	0.99	(0.94)	10.99
Year Ended December 31, 2008	11.41	0.56	(f)	(0.41)	0.15	(0.62)	10.94

Class 2
Six Months Ended June 30, 2013 (Unaudited)	11.72	0.21	(f)	(0.41)	(0.20)	(0.52)	11.00
Year Ended December 31, 2012	11.68	0.47	(f)	0.11	0.58	(0.54)	11.72
Year Ended December 31, 2011	11.51	0.50	(f)	0.29	0.79	(0.62)	11.68
Year Ended December 31, 2010	10.97	0.54	(f)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(f)	0.37	0.96	(0.91)	10.97
Year Ended December 31, 2008	11.38	0.54	(f)	(0.41)	0.13	(0.59)	10.92

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

(1.74)%	$190,626,110	0.60%	3.93%	0.60%	8%
5.33	208,061,368	0.60	4.36	0.62	8
7.46	225,138,765	0.59	4.74	0.61	9
9.24	245,677,262	0.60	5.06	0.62	10
9.65	263,558,623	0.59	5.63	0.67	17
1.31	145,805,357	0.60	5.04	0.63	3

(1.83)	16,754,673	0.85	3.67	0.85	8
5.07	9,330,945	0.85	4.00	0.87	8
7.21	1,800,570	0.84	4.33	0.84	9
8.97	19,644	0.85	4.80	0.88	10
9.32	18,033	0.84	5.47	0.92	17
1.15	16,490	0.85	4.83	0.87	3

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$–	$1,867,819	$1,083,784	$2,951,603
Collateralized Mortgage Obligations
Agency CMO	–	44,577,351	1,928,184	46,505,535
Non-Agency CMO	–	16,474,831	2,717,467	19,192,298

Total Collateralized Mortgage Obligations	–	61,052,182	4,645,651	65,697,833

Commercial Mortgage-Backed Securities	–	5,128,700	235,462	5,364,162
Corporate Bonds
Consumer Discretionary	–	2,556,426	–	2,556,426
Consumer Staples	–	1,300,808	–	1,300,808
Energy	–	2,287,221	–	2,287,221
Financials	–	16,479,906	100,625	16,580,531
Health Care	–	784,884	–	784,884
Industrials	–	1,553,422	90,433	1,643,855
Information Technology	–	2,203,454	–	2,203,454
Materials	–	805,822	–	805,822
Telecommunication Services	–	2,388,485	131,384	2,519,869
Utilities	–	2,918,492	–	2,918,492

Total Corporate Bonds	–	33,278,920	322,442	33,601,362

Foreign Government Securities	–	394,053	–	394,053
Mortgage Pass-Through Securities	–	17,439,650	–	17,439,650
Municipal Bonds	–	414,899	–	414,899
U.S. Government Agency Securities	–	27,702,231	–	27,702,231
U.S. Treasury Obligations	–	50,456,872	–	50,456,872
Short-Term Investment
Investment Company	2,810,698	–	–	2,810,698

Total Investments in Securities	$2,810,698	$197,735,326	$6,287,339	$206,833,363

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/13
Investments in Securities
Asset-Backed Securities	$167,769	$—	$(6,626)	$193	$101,998	$(75,214)	$895,664	$—	$1,083,784
Collateralized Mortgage Obligations
Agency CMO	57,154	—	(316,126)	5,689	6,832	(247,750)	2,479,539	(57,154)	1,928,184
Non-Agency CMO	398,751	14,327	(40,479)	766	727,216	(446,578)	2,276,093	(212,629)	2,717,467
Commercial Mortgage-Backed Securities	135,464	—	788	(647)	—	(52,820)	152,677	—	235,462
Corporate Bonds — Financials	95,375	—	5,250	—	—	—	—		100,625
Corporate Bonds — Industrials	117,753	—	1,309	—	26,000	(2,513)	—	(52,116)	90,433
Corporate Bonds —Telecommunication Services	—	—	(1,086)	—	—	—	132,470	—	131,384

Total	$972,266	$14,327	$(356,970)	$6,001	$862,046	$(824,875)	$5,936,443	$(321,899)	$6,287,339

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2013, which were valued using significant unobservable inputs (Level 3) amounted to $(356,970). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Insurance Trust Core Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at 6/30/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$5,719,341	Discounted Cash Flow	Prepayment Speed	0.00 - 487.00 (174.40)
			Constant Default Rate	0.00 - 12.00 (2.42)
			Yield (Discount Rate of Cash Flows)	(56.04%) - 44.77% (6.65%)

Asset-backed securities	5,719,341

Total	$5,719,341

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At 6/30/13, the value of these securities was $567,998. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rates and yield may decrease (increase) the fair value measurement. A significant change in prepayment speeds could result in a significantly higher or lower value in such Level 3 instruments.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty,

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2013, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of June 30, 2013 were $526,488 and 0.3%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Administration	Total
$4,782	$4,782

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $5,333.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$14,586,406	$17,828,512	$1,994,988	$1,190,757

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$190,169,868	$19,432,636	$2,769,141	$16,663,495

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio had post-enactment net long-term capital loss carryforwards of $307,289.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017	Total
$779,717	$5,440,874	$6,220,591	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$982.60	$2.95	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	981.70	4.18	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITCBP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	13.59%
S&P 500 Index**	13.82%

Net Assets as of 6/30/2013	$58,811,704

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) performed largely in line with the Benchmark for the six months ended June 30, 2013. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to those of the Benchmark.

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the Benchmark, generated strong results for the six months ended June 30, 2013. The Benchmark generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the Benchmark to post several all-time highs over the first five months of 2013. The Benchmark then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the Benchmark again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, the Benchmark finished the six months ended June 30, 2013 with a 13.82% gain. Each of the ten sectors in the Benchmark produced a positive return for the six-month period. The health care and consumer discretionary sectors produced the strongest returns. Materials and information technology were the worst performing sectors.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	2.8%
2.	Apple, Inc.	2.6
3.	Microsoft Corp.	1.8
4.	Johnson & Johnson	1.7
5.	General Electric Co.	1.7
6.	Google, Inc., Class A	1.6
7.	Chevron Corp.	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class B	1.4
10.	Wells Fargo & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	17.6%
Financials	16.4
Health Care	12.6
Consumer Discretionary	12.0
Energy	10.4
Consumer Staples	10.3
Industrials	10.1
Utilities	3.3
Materials	3.2
Telecommunication Services	2.8
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	13.59%	20.18%	6.65%	6.90%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 12.0%
	Auto Components — 0.4%
468	BorgWarner, Inc. (a)	40,318
1,179	Delphi Automotive plc, (United Kingdom)	59,763
995	Goodyear Tire & Rubber Co. (The) (a)	15,214
2,776	Johnson Controls, Inc.	99,353

		214,648

	Automobiles — 0.7%
15,934	Ford Motor Co.	246,499
3,120	General Motors Co. (a)	103,927
908	Harley-Davidson, Inc.	49,777

		400,203

	Distributors — 0.1%
628	Genuine Parts Co.	49,028

	Diversified Consumer Services — 0.0% (g)
1,104	H&R Block, Inc.	30,636

	Hotels, Restaurants & Leisure — 1.8%
1,800	Carnival Corp.	61,722
125	Chipotle Mexican Grill, Inc. (a)	45,544
526	Darden Restaurants, Inc.	26,552
1,055	International Game Technology	17,629
971	Marriott International, Inc., Class A	39,199
4,064	McDonald's Corp.	402,336
3,035	Starbucks Corp.	198,762
789	Starwood Hotels & Resorts Worldwide, Inc.	49,857
551	Wyndham Worldwide Corp.	31,534
323	Wynn Resorts Ltd.	41,344
1,823	Yum! Brands, Inc.	126,407

		1,040,886

	Household Durables — 0.3%
1,136	D.R. Horton, Inc.	24,174
444	Garmin Ltd., (Switzerland)	16,055
275	Harman International Industries, Inc.	14,905
579	Leggett & Platt, Inc.	18,001
671	Lennar Corp., Class A	24,183
1,169	Newell Rubbermaid, Inc.	30,686
1,382	PulteGroup, Inc. (a)	26,216
321	Whirlpool Corp.	36,710

		190,930

	Internet & Catalog Retail — 1.2%
1,476	Amazon.com, Inc. (a)	409,870
378	Expedia, Inc.	22,737
228	Netflix, Inc. (a)	48,129
209	priceline.com, Inc. (a)	172,870

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
447	TripAdvisor, Inc. (a)	27,209

		680,815

	Leisure Equipment & Products — 0.1%
467	Hasbro, Inc.	20,936
1,400	Mattel, Inc.	63,434

		84,370

	Media — 3.6%
877	Cablevision Systems Corp., Class A	14,751
2,313	CBS Corp. (Non-Voting), Class B	113,036
10,674	Comcast Corp., Class A	447,027
2,264	DIRECTV (a)	139,508
992	Discovery Communications, Inc., Class A (a)	76,592
932	Gannett Co., Inc.	22,797
1,736	Interpublic Group of Cos., Inc. (The)	25,259
8,068	News Corp., Class A	263,017
1,048	Omnicom Group, Inc.	65,888
345	Scripps Networks Interactive, Inc., Class A	23,032
1,179	Time Warner Cable, Inc.	132,614
3,778	Time Warner, Inc.	218,444
1,808	Viacom, Inc., Class B	123,034
7,300	Walt Disney Co. (The)	460,995
18	Washington Post Co. (The), Class B	8,708

		2,134,702

	Multiline Retail — 0.8%
1,221	Dollar General Corp. (a)	61,575
907	Dollar Tree, Inc. (a)	46,112
387	Family Dollar Stores, Inc.	24,114
580	J.C. Penney Co., Inc. (a)	9,906
826	Kohl's Corp.	41,721
1,555	Macy's, Inc.	74,640
603	Nordstrom, Inc.	36,144
2,601	Target Corp.	179,105

		473,317

	Specialty Retail — 2.3%
318	Abercrombie & Fitch Co., Class A	14,390
157	AutoNation, Inc. (a)	6,812
147	AutoZone, Inc. (a)	62,282
886	Bed Bath & Beyond, Inc. (a)	62,817
1,088	Best Buy Co., Inc.	29,735
910	CarMax, Inc. (a)	42,006
482	GameStop Corp., Class A	20,258
1,175	Gap, Inc. (The)	49,033
5,921	Home Depot, Inc. (The)	458,700

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
974	L Brands, Inc.	47,970
4,347	Lowe's Cos., Inc.	177,792
448	O'Reilly Automotive, Inc. (a)	50,454
419	PetSmart, Inc.	28,069
891	Ross Stores, Inc.	57,746
2,691	Staples, Inc.	42,679
486	Tiffany & Co.	35,400
2,917	TJX Cos., Inc.	146,025
447	Urban Outfitters, Inc. (a)	17,978

		1,350,146

	Textiles, Apparel & Luxury Goods — 0.7%
1,139	Coach, Inc.	65,026
214	Fossil Group, Inc. (a)	22,108
2,934	NIKE, Inc., Class B	186,837
329	PVH Corp.	41,142
247	Ralph Lauren Corp.	42,914
355	V.F. Corp.	68,536

		426,563

	Total Consumer Discretionary	7,076,244

	Consumer Staples — 10.3%
	Beverages — 2.4%
652	Beam, Inc.	41,148
615	Brown-Forman Corp., Class B	41,543
15,525	Coca-Cola Co. (The)	622,708
1,044	Coca-Cola Enterprises, Inc.	36,707
625	Constellation Brands, Inc., Class A (a)	32,575
827	Dr. Pepper Snapple Group, Inc.	37,984
637	Molson Coors Brewing Co., Class B	30,487
585	Monster Beverage Corp. (a)	35,550
6,268	PepsiCo, Inc.	512,660

		1,391,362

	Food & Staples Retailing — 2.3%
1,770	Costco Wholesale Corp.	195,709
4,963	CVS Caremark Corp.	283,784
2,108	Kroger Co. (The)	72,810
977	Safeway, Inc.	23,116
2,406	Sysco Corp.	82,189
3,495	Walgreen Co.	154,479
6,641	Wal-Mart Stores, Inc.	494,688
1,398	Whole Foods Market, Inc.	71,969

		1,378,744

	Food Products — 1.6%
2,671	Archer-Daniels-Midland Co.	90,574
723	Campbell Soup Co.	32,383

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
1,689	ConAgra Foods, Inc.	58,997
2,613	General Mills, Inc.	126,809
608	Hershey Co. (The)	54,282
547	Hormel Foods Corp.	21,103
435	JM Smucker Co. (The)	44,870
1,029	Kellogg Co.	66,093
2,410	Kraft Foods Group, Inc.	134,647
535	McCormick & Co., Inc. (Non-Voting)	37,642
821	Mead Johnson Nutrition Co.	65,048
7,233	Mondelez International, Inc., Class A	206,357
1,151	Tyson Foods, Inc., Class A	29,558

		968,363

	Household Products — 2.1%
534	Clorox Co. (The)	44,397
3,554	Colgate-Palmolive Co.	203,609
1,559	Kimberly-Clark Corp.	151,441
11,109	Procter & Gamble Co. (The)	855,282

		1,254,729

	Personal Products — 0.2%
1,755	Avon Products, Inc.	36,907
975	Estee Lauder Cos., Inc. (The), Class A	64,126

		101,033

	Tobacco — 1.7%
8,142	Altria Group, Inc.	284,889
1,531	Lorillard, Inc.	66,874
6,629	Philip Morris International, Inc.	574,204
1,290	Reynolds American, Inc.	62,397

		988,364

	Total Consumer Staples	6,082,595

	Energy — 10.4%
	Energy Equipment & Services — 1.8%
1,791	Baker Hughes, Inc.	82,619
1,005	Cameron International Corp. (a)	61,466
282	Diamond Offshore Drilling, Inc.	19,399
944	Ensco plc, (United Kingdom), Class A	54,865
961	FMC Technologies, Inc. (a)	53,508
3,778	Halliburton Co.	157,618
431	Helmerich & Payne, Inc.	26,916
1,194	Nabors Industries Ltd., (Bermuda)	18,280
1,732	National Oilwell Varco, Inc.	119,335
1,027	Noble Corp., (Switzerland)	38,595
503	Rowan Cos. plc, Class A (a)	17,137

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
5,389	Schlumberger Ltd.	386,176

		1,035,914

	Oil, Gas & Consumable Fuels — 8.6%
2,033	Anadarko Petroleum Corp.	174,696
1,588	Apache Corp.	133,122
854	Cabot Oil & Gas Corp.	60,651
2,103	Chesapeake Energy Corp.	42,859
7,859	Chevron Corp.	930,034
4,956	ConocoPhillips	299,838
927	CONSOL Energy, Inc.	25,122
1,513	Denbury Resources, Inc. (a)	26,205
1,530	Devon Energy Corp.	79,376
1,103	EOG Resources, Inc.	145,243
610	EQT Corp.	48,416
18,022	Exxon Mobil Corp.	1,628,288
1,211	Hess Corp.	80,519
2,561	Kinder Morgan, Inc.	97,702
2,873	Marathon Oil Corp.	99,348
1,316	Marathon Petroleum Corp.	93,515
735	Murphy Oil Corp.	44,754
549	Newfield Exploration Co. (a)	13,116
1,456	Noble Energy, Inc.	87,418
3,265	Occidental Petroleum Corp.	291,336
1,093	Peabody Energy Corp.	16,002
2,510	Phillips 66	147,864
554	Pioneer Natural Resources Co.	80,192
727	QEP Resources, Inc.	20,196
661	Range Resources Corp.	51,109
1,425	Southwestern Energy Co. (a)	52,055
2,712	Spectra Energy Corp.	93,456
550	Tesoro Corp.	28,776
2,211	Valero Energy Corp.	76,876
2,767	Williams Cos., Inc. (The)	89,844
812	WPX Energy, Inc. (a)	15,379

		5,073,307

	Total Energy	6,109,221

	Financials — 16.4%
	Capital Markets — 2.1%
827	Ameriprise Financial, Inc.	66,888
4,704	Bank of New York Mellon Corp. (The)	131,947
506	BlackRock, Inc.	129,966
4,462	Charles Schwab Corp. (The)	94,728
1,163	E*TRADE Financial Corp. (a)	14,724
560	Franklin Resources, Inc.	76,171

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,747	Goldman Sachs Group, Inc. (The)	264,234
1,802	Invesco Ltd.	57,304
452	Legg Mason, Inc.	14,016
5,561	Morgan Stanley	135,855
882	Northern Trust Corp.	51,068
1,849	State Street Corp.	120,573
1,052	T. Rowe Price Group, Inc.	76,954

		1,234,428

	Commercial Banks — 2.9%
2,844	BB&T Corp.	96,355
757	Comerica, Inc.	30,151
3,545	Fifth Third Bancorp	63,987
3,400	Huntington Bancshares, Inc.	26,792
3,731	KeyCorp	41,190
493	M&T Bank Corp.	55,093
2,146	PNC Financial Services Group, Inc.	156,486
5,729	Regions Financial Corp.	54,597
2,185	SunTrust Banks, Inc.	68,981
7,497	U.S. Bancorp	271,017
19,965	Wells Fargo & Co.	823,956
747	Zions Bancorporation	21,573

		1,710,178

	Consumer Finance — 1.0%
3,874	American Express Co.	289,620
2,368	Capital One Financial Corp.	148,734
1,988	Discover Financial Services	94,709
1,800	SLM Corp.	41,148

		574,211

	Diversified Financial Services — 3.9%
43,695	Bank of America Corp.	561,918
12,333	Citigroup, Inc.	591,614
1,245	CME Group, Inc.	94,595
295	IntercontinentalExchange, Inc. (a)	52,439
15,324	JPMorgan Chase & Co. (q)	808,954
1,196	Leucadia National Corp.	31,359
1,111	McGraw Hill Financial, Inc.	59,094
786	Moody's Corp.	47,891
477	NASDAQ OMX Group, Inc. (The)	15,641
985	NYSE Euronext	40,779

		2,304,284

	Insurance — 4.3%
1,379	ACE Ltd., (Switzerland)	123,393
1,890	Aflac, Inc.	109,847
1,900	Allstate Corp. (The)	91,428

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
5,984	American International Group, Inc. (a)	267,485
1,253	Aon plc, (United Kingdom)	80,631
312	Assurant, Inc.	15,884
7,394	Berkshire Hathaway, Inc., Class B (a)	827,536
1,050	Chubb Corp. (The)	88,882
596	Cincinnati Financial Corp.	27,356
1,999	Genworth Financial, Inc., Class A (a)	22,809
1,848	Hartford Financial Services Group, Inc.	57,140
1,088	Lincoln National Corp.	39,679
1,245	Loews Corp.	55,278
2,231	Marsh & McLennan Cos., Inc.	89,062
4,438	MetLife, Inc.	203,083
1,118	Principal Financial Group, Inc.	41,869
2,246	Progressive Corp. (The)	57,093
1,889	Prudential Financial, Inc.	137,954
375	Torchmark Corp.	24,427
1,526	Travelers Cos., Inc. (The)	121,958
1,082	Unum Group	31,778
1,174	XL Group plc, (Ireland)	35,596

		2,550,168

	Real Estate Investment Trusts (REITs) — 2.1%
1,603	American Tower Corp.	117,291
591	Apartment Investment & Management Co., Class A	17,754
493	AvalonBay Communities, Inc.	66,511
615	Boston Properties, Inc.	64,864
1,299	Equity Residential	75,420
1,842	HCP, Inc.	83,700
1,153	Health Care REIT, Inc.	77,286
3,019	Host Hotels & Resorts, Inc.	50,931
1,657	Kimco Realty Corp.	35,510
557	Macerich Co. (The)	33,960
660	Plum Creek Timber Co., Inc.	30,802
2,019	Prologis, Inc.	76,157
585	Public Storage	89,698
1,260	Simon Property Group, Inc.	198,979
1,188	Ventas, Inc.	82,518
689	Vornado Realty Trust	57,084
2,341	Weyerhaeuser Co.	66,695

		1,225,160

	Real Estate Management & Development — 0.0% (g)
1,231	CBRE Group, Inc., Class A (a)	28,756

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
1,927	Hudson City Bancorp, Inc.	17,651
1,374	People's United Financial, Inc.	20,473

		38,124

	Total Financials	9,665,309

	Health Care — 12.6%
	Biotechnology — 2.0%
791	Alexion Pharmaceuticals, Inc. (a)	72,962
3,040	Amgen, Inc.	299,926
962	Biogen Idec, Inc. (a)	207,022
1,691	Celgene Corp. (a)	197,695
6,183	Gilead Sciences, Inc. (a)	316,632
310	Regeneron Pharmaceuticals, Inc. (a)	69,713

		1,163,950

	Health Care Equipment & Supplies — 2.1%
6,318	Abbott Laboratories	220,372
2,197	Baxter International, Inc.	152,186
787	Becton, Dickinson & Co.	77,779
5,468	Boston Scientific Corp. (a)	50,688
303	C.R. Bard, Inc.	32,930
891	CareFusion Corp. (a)	32,833
1,907	Covidien plc, (Ireland)	119,836
581	DENTSPLY International, Inc.	23,798
458	Edwards Lifesciences Corp. (a)	30,778
163	Intuitive Surgical, Inc. (a)	82,573
4,099	Medtronic, Inc.	210,975
1,149	St. Jude Medical, Inc.	52,429
1,165	Stryker Corp.	75,352
439	Varian Medical Systems, Inc. (a)	29,611
682	Zimmer Holdings, Inc.	51,109

		1,243,249

	Health Care Providers & Services — 2.0%
1,533	Aetna, Inc.	97,407
936	AmerisourceBergen Corp.	52,257
1,385	Cardinal Health, Inc.	65,372
1,156	Cigna Corp.	83,799
343	DaVita HealthCare Partners, Inc. (a)	41,434
3,309	Express Scripts Holding Co. (a)	204,132
638	Humana, Inc.	53,835
377	Laboratory Corp. of America Holdings (a)	37,738
998	McKesson Corp.	114,271
339	Patterson Cos., Inc.	12,746
640	Quest Diagnostics, Inc.	38,803
420	Tenet Healthcare Corp. (a)	19,362
4,134	UnitedHealth Group, Inc.	270,694

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
1,217	WellPoint, Inc.	99,599

		1,191,449

	Health Care Technology — 0.1%
592	Cerner Corp. (a)	56,885

	Life Sciences Tools & Services — 0.5%
1,396	Agilent Technologies, Inc.	59,693
698	Life Technologies Corp. (a)	51,659
454	PerkinElmer, Inc.	14,755
1,455	Thermo Fisher Scientific, Inc.	123,137
347	Waters Corp. (a)	34,717

		283,961

	Pharmaceuticals — 5.9%
6,419	AbbVie, Inc.	265,361
518	Actavis, Inc. (a)	65,382
1,201	Allergan, Inc.	101,172
6,658	Bristol-Myers Squibb Co.	297,546
4,018	Eli Lilly & Co.	197,364
951	Forest Laboratories, Inc. (a)	38,991
671	Hospira, Inc. (a)	25,706
11,385	Johnson & Johnson	977,516
12,239	Merck & Co., Inc.	568,502
1,545	Mylan, Inc. (a)	47,941
358	Perrigo Co.	43,318
27,048	Pfizer, Inc.	757,615
2,027	Zoetis, Inc.	62,614

		3,449,028

	Total Health Care	7,388,522

	Industrials — 10.1%
	Aerospace & Defense — 2.5%
2,768	Boeing Co. (The)	283,554
1,346	General Dynamics Corp.	105,432
3,189	Honeywell International, Inc.	253,015
365	L-3 Communications Holdings, Inc.	31,295
1,078	Lockheed Martin Corp.	116,920
953	Northrop Grumman Corp.	78,909
593	Precision Castparts Corp.	134,024
1,316	Raytheon Co.	87,014
550	Rockwell Collins, Inc.	34,876
1,126	Textron, Inc.	29,332
3,428	United Technologies Corp.	318,598

		1,472,969

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.7%
651	C.H. Robinson Worldwide, Inc.	36,658
837	Expeditors International of Washington, Inc.	31,814
1,194	FedEx Corp.	117,705
2,880	United Parcel Service, Inc., Class B	249,062

		435,239

	Airlines — 0.1%
2,928	Southwest Airlines Co.	37,742

	Building Products — 0.0% (g)
1,446	Masco Corp.	28,182

	Commercial Services & Supplies — 0.5%
887	ADT Corp. (The) (a)	35,347
404	Avery Dennison Corp.	17,275
422	Cintas Corp.	19,218
680	Iron Mountain, Inc.	18,095
817	Pitney Bowes, Inc.	11,994
1,203	Republic Services, Inc.	40,830
350	Stericycle, Inc. (a)	38,650
1,881	Tyco International Ltd., (Switzerland)	61,979
1,779	Waste Management, Inc.	71,747

		315,135

	Construction & Engineering — 0.2%
660	Fluor Corp.	39,144
530	Jacobs Engineering Group, Inc. (a)	29,219
863	Quanta Services, Inc. (a)	22,835

		91,198

	Electrical Equipment — 0.7%
1,918	Eaton Corp. plc, (Ireland)	126,224
2,914	Emerson Electric Co.	158,930
566	Rockwell Automation, Inc.	47,057
401	Roper Industries, Inc.	49,812

		382,023

	Industrial Conglomerates — 2.4%
2,574	3M Co.	281,467
2,358	Danaher Corp.	149,261
41,911	General Electric Co.	971,916

		1,402,644

	Machinery — 1.8%
2,665	Caterpillar, Inc.	219,836
715	Cummins, Inc.	77,549
1,573	Deere & Co.	127,806
694	Dover Corp.	53,896
1,740	Flowserve Corp.	93,977
1,680	Illinois Tool Works, Inc.	116,206

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
1,127	Ingersoll-Rand plc, (Ireland)	62,571
431	Joy Global, Inc.	20,916
1,434	PACCAR, Inc.	76,949
452	Pall Corp.	30,026
605	Parker Hannifin Corp.	57,717
828	Pentair Ltd., (Switzerland)	47,767
236	Snap-on, Inc.	21,094
656	Stanley Black & Decker, Inc.	50,709
751	Xylem, Inc.	20,232

		1,077,251

	Professional Services — 0.1%
162	Dun & Bradstreet Corp. (The)	15,787
489	Equifax, Inc.	28,817
566	Robert Half International, Inc.	18,808

		63,412

	Road & Rail — 0.9%
4,142	CSX Corp.	96,053
447	Kansas City Southern	47,364
1,277	Norfolk Southern Corp.	92,774
210	Ryder System, Inc.	12,766
1,892	Union Pacific Corp.	291,898

		540,855

	Trading Companies & Distributors — 0.2%
1,094	Fastenal Co.	50,160
242	W.W. Grainger, Inc.	61,027

		111,187

	Total Industrials	5,957,837

	Information Technology — 17.6%
	Communications Equipment — 1.9%
21,662	Cisco Systems, Inc.	526,603
319	F5 Networks, Inc. (a)	21,947
444	Harris Corp.	21,867
959	JDS Uniphase Corp. (a)	13,791
2,052	Juniper Networks, Inc. (a)	39,624
1,101	Motorola Solutions, Inc.	63,561
7,003	QUALCOMM, Inc.	427,743

		1,115,136

	Computers & Peripherals — 3.8%
3,805	Apple, Inc.	1,507,084
5,949	Dell, Inc.	79,419
8,515	EMC Corp.	201,124
7,817	Hewlett-Packard Co.	193,862
1,461	NetApp, Inc. (a)	55,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
986	SanDisk Corp. (a)	60,245
1,293	Seagate Technology plc, (Ireland)	57,965
862	Western Digital Corp.	53,522

		2,208,417

	Electronic Equipment, Instruments & Components — 0.4%
648	Amphenol Corp., Class A	50,505
5,979	Corning, Inc.	85,081
575	FLIR Systems, Inc.	15,508
747	Jabil Circuit, Inc.	15,224
562	Molex, Inc.	16,489
1,684	TE Connectivity Ltd., (Switzerland)	76,689

		259,496

	Internet Software & Services — 2.3%
720	Akamai Technologies, Inc. (a)	30,636
4,734	eBay, Inc. (a)	244,843
1,089	Google, Inc., Class A (a)	958,723
611	VeriSign, Inc. (a)	27,287
3,862	Yahoo!, Inc. (a)	96,975

		1,358,464

	IT Services — 3.6%
2,635	Accenture plc, (Ireland), Class A	189,615
1,967	Automatic Data Processing, Inc.	135,448
1,223	Cognizant Technology Solutions Corp., Class A (a)	76,572
609	Computer Sciences Corp.	26,656
1,188	Fidelity National Information Services, Inc.	50,894
540	Fiserv, Inc. (a)	47,201
4,225	International Business Machines Corp.	807,440
424	MasterCard, Inc., Class A	243,588
1,313	Paychex, Inc.	47,951
1,152	SAIC, Inc.	16,047
662	Teradata Corp. (a)	33,252
652	Total System Services, Inc.	15,961
2,054	Visa, Inc., Class A	375,369
2,258	Western Union Co. (The)	38,634

		2,104,628

	Office Electronics — 0.1%
4,977	Xerox Corp.	45,141

	Semiconductors & Semiconductor Equipment — 2.1%
2,462	Advanced Micro Devices, Inc. (a)	10,045
1,298	Altera Corp.	42,821
1,249	Analog Devices, Inc.	56,280
4,870	Applied Materials, Inc.	72,612

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
2,129	Broadcom Corp., Class A	71,875
269	First Solar, Inc. (a)	12,032
20,149	Intel Corp.	488,009
672	KLA-Tencor Corp.	37,450
660	Lam Research Corp. (a)	29,264
945	Linear Technology Corp.	34,814
2,227	LSI Corp. (a)	15,901
799	Microchip Technology, Inc.	29,763
4,175	Micron Technology, Inc. (a)	59,828
2,342	NVIDIA Corp.	32,858
773	Teradyne, Inc. (a)	13,582
4,496	Texas Instruments, Inc.	156,775
1,070	Xilinx, Inc.	42,383

		1,206,292

	Software — 3.4%
2,034	Adobe Systems, Inc. (a)	92,669
911	Autodesk, Inc. (a)	30,920
537	BMC Software, Inc. (a)	24,240
1,343	CA, Inc.	38,450
758	Citrix Systems, Inc. (a)	45,730
1,227	Electronic Arts, Inc. (a)	28,184
1,131	Intuit, Inc.	69,025
30,464	Microsoft Corp.	1,051,922
14,893	Oracle Corp.	457,513
768	Red Hat, Inc. (a)	36,726
2,200	Salesforce.com, Inc. (a)	83,996
2,824	Symantec Corp.	63,455

		2,022,830

	Total Information Technology	10,320,404

	Materials — 3.2%
	Chemicals — 2.4%
844	Air Products & Chemicals, Inc.	77,285
267	Airgas, Inc.	25,488
240	CF Industries Holdings, Inc.	41,160
4,903	Dow Chemical Co. (The)	157,730
3,731	E.I. du Pont de Nemours & Co.	195,878
628	Eastman Chemical Co.	43,966
1,080	Ecolab, Inc.	92,005
552	FMC Corp.	33,705
330	International Flavors & Fragrances, Inc.	24,803
1,540	LyondellBasell Industries N.V., (Netherlands), Class A	102,040
2,164	Monsanto Co.	213,803
1,122	Mosaic Co. (The)	60,375

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
578	PPG Industries, Inc.	84,625
1,199	Praxair, Inc.	138,077
347	Sherwin-Williams Co. (The)	61,280
488	Sigma-Aldrich Corp.	39,216

		1,391,436

	Construction Materials — 0.0% (g)
527	Vulcan Materials Co.	25,512

	Containers & Packaging — 0.2%
603	Ball Corp.	25,049
417	Bemis Co., Inc.	16,321
717	MeadWestvaco Corp.	24,457
667	Owens-Illinois, Inc. (a)	18,536
794	Sealed Air Corp.	19,016

		103,379

	Metals & Mining — 0.5%
4,334	Alcoa, Inc.	33,892
438	Allegheny Technologies, Inc.	11,524
621	Cliffs Natural Resources, Inc.	10,091
4,208	Freeport-McMoRan Copper & Gold, Inc.	116,183
2,015	Newmont Mining Corp.	60,349
1,288	Nucor Corp.	55,796
585	United States Steel Corp.	10,255

		298,090

	Paper & Forest Products — 0.1%
1,803	International Paper Co.	79,891

	Total Materials	1,898,308

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.5%
21,806	AT&T, Inc.	771,933
2,469	CenturyLink, Inc.	87,279
4,044	Frontier Communications Corp.	16,378
11,597	Verizon Communications, Inc.	583,793
2,403	Windstream Corp.	18,527

		1,477,910

	Wireless Telecommunication Services — 0.3%
1,188	Crown Castle International Corp. (a)	85,999
12,233	Sprint Nextel Corp. (a)	85,876

		171,875

	Total Telecommunication Services	1,649,785

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 3.3%
	Electric Utilities — 1.9%
1,970	American Electric Power Co., Inc.	88,217
2,860	Duke Energy Corp.	193,050
1,321	Edison International	63,619
722	Entergy Corp.	50,309
3,469	Exelon Corp.	107,123
1,695	FirstEnergy Corp.	63,291
1,721	NextEra Energy, Inc.	140,227
1,275	Northeast Utilities	53,575
1,008	Pepco Holdings, Inc.	20,321
446	Pinnacle West Capital Corp.	24,740
2,401	PPL Corp.	72,654
3,528	Southern Co. (The)	155,691
2,015	Xcel Energy, Inc.	57,105

		1,089,922

	Gas Utilities — 0.1%
479	AGL Resources, Inc.	20,530
835	ONEOK, Inc.	34,494

		55,024

	Independent Power Producers & Energy Traders — 0.1%
2,511	AES Corp.	30,107
1,307	NRG Energy, Inc.	34,897

		65,004

	Multi-Utilities — 1.2%
983	Ameren Corp.	33,854
1,737	CenterPoint Energy, Inc.	40,802
1,077	CMS Energy Corp.	29,262
1,187	Consolidated Edison, Inc.	69,214
2,341	Dominion Resources, Inc.	133,016
705	DTE Energy Co.	47,242

SHARES	SECURITY DESCRIPTION	VALUE($)
	Multi-Utilities — Continued
321	Integrys Energy Group, Inc.	18,788
1,265	NiSource, Inc.	36,230
1,792	PG&E Corp.	81,948
2,051	Public Service Enterprise Group, Inc.	66,986
565	SCANA Corp.	27,741
914	Sempra Energy	74,729
829	TECO Energy, Inc.	14,250
927	Wisconsin Energy Corp.	37,998

		712,060

	Total Utilities	1,922,010

	Total Common Stocks (Cost $38,837,728)	58,070,235

Short-Term Investments — 1.3%
	Investment Company — 1.2%
685,315	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	685,315

PRINCIPAL AMOUNT($)
	U.S. Treasury Bill — 0.1%
80,000	U.S. Treasury Bills, 0.032%, 09/12/13 (k) (n)	79,997

	Total Short-Term Investments (Cost $765,308)	765,312

	Total Investments — 100.0% (Cost $39,603,036)	58,835,547
	Liabilities in Excess of Other Assets — 0.0% (g)	(23,843)

	NET ASSETS — 100.0%	$58,811,704

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	E-mini S&P 500	09/20/13	$719,685	$(383)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

REIT	— Real Estate Investment Trust.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$57,341,278
Investments in affiliates, at value	1,494,269

Total investment securities, at value	58,835,547
Receivables:
Investment securities sold	7,194
Dividends from non-affiliates	72,167
Dividends from affiliates	26
Prepaid expenses	2,581

Total Assets	58,917,515

LIABILITIES:
Payables:
Investment securities purchased	3,445
Portfolio shares redeemed	33,371
Variation margin on futures contracts	3,285
Accrued liabilities:
Investment advisory fees	10,478
Custodian and accounting fees	11,980
Trustees' and Chief Compliance Officer's fees	178
Audit Fees	31,955
Printing and mailing costs	9,285
Other	1,834

Total Liabilities	105,811

Net Assets	$58,811,704

NET ASSETS:
Paid-in-Capital	$45,294,708
Accumulated undistributed net investment income	522,181
Accumulated net realized gains (losses)	(6,237,313)
Net unrealized appreciation (depreciation)	19,232,128

Total Net Assets	$58,811,704

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	4,429,179

Net Asset Value, offering and redemption price per share (a):	$13.28

Cost of investments in non-affiliates	$38,340,445
Cost of investments in affiliates	1,262,591

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$627,612
Dividend income from affiliates	10,266
Interest income from non-affiliates	22
Income from securities lending (net)	3

Total investment income	637,903

EXPENSES:
Investment advisory fees	75,029
Administration fees	25,308
Custodian and accounting fees	24,345
Interest expense to affiliates	6
Professional fees	24,091
Trustees' and Chief Compliance Officer's fees	340
Printing and mailing costs	10,001
Transfer agent fees	1,501
Other	5,246

Total expenses	165,867

Less amounts waived	(46,415)

Net expenses	119,452

Net investment income (loss)	518,451

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,369,448
Investment in affiliates	28,116
Futures	112,202

Net realized gains (losses)	2,509,766

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,565,131
Investments in affiliates	117,423
Futures	2,869

Change in net unrealized appreciation/depreciation	4,685,423

Net realized/unrealized gains (losses)	7,195,189

Change in net assets resulting from operations	$7,713,640

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$518,451	$1,209,397
Net realized gain (loss)	2,509,766	4,651,011
Change in net unrealized appreciation/depreciation	4,685,423	3,663,404

Change in net assets resulting from operations	7,713,640	9,523,812

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,177,217)	(1,198,609)
From net realized gains	(2,249,549)	—

Total distributions to shareholders	(3,426,766)	(1,198,609)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$476,850	$1,802,034
Distributions reinvested	3,426,766	1,198,609
Cost of shares redeemed	(7,683,479)	(20,209,373)

Total change in net assets resulting from capital transactions	$(3,779,863)	$(17,208,730)

NET ASSETS:
Change in net assets	507,011	(8,883,527)
Beginning of period	58,304,693	67,188,220

End of period	$58,811,704	$58,304,693

Accumulated undistributed net investment income	$522,181	$1,180,947

SHARE TRANSACTIONS:
Issued	36,765	154,619
Reinvested	264,207	102,096
Redeemed	(575,517)	(1,699,371)

Change in Shares	(274,545)	(1,442,656)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Portfolio
Six Months Ended June 30, 2013 (Unaudited)	$12.40	$0.11	(f)	$1.56		$1.67	$(0.27)	$(0.52)	$(0.79)
Year Ended December 31, 2012	10.93	0.23	(f)	1.46		1.69	(0.22)	—	(0.22)
Year Ended December 31, 2011	10.93	0.19	(f)	—	(g)	0.19	(0.19)	—	(0.19)
Year Ended December 31, 2010	9.75	0.16	(f)	1.23		1.39	(0.21)	—	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)	—	(0.21)
Year Ended December 31, 2008	12.87	0.21	(f)	(4.93)		(4.72)	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.28	13.59%	$58,811,704	0.40%	1.73%	0.55%	1%
12.40	15.58	58,304,693	0.40	1.90	0.53	3
10.93	1.71	67,188,220	0.40	1.69	0.50	4
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13
7.93	(37.21)	74,329,183	0.40	1.95	0.52	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$58,755,550	$79,997	$—	$58,835,547

Depreciation in Other Financial Instruments
Futures Contracts	$(383)	$—	$—	$(383)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the six months ended June 30, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	$755,351
Ending Notional Balance Long	719,685

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

C. Investment Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2013
Affiliate	Value at December 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan Chase & Co. (Common stock)*	$753,645	$8,089	$98,319	$28,116	$10,061	15,324	$808,954
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	806,028	6,684,338	6,805,051	—	205	685,315	685,315
JPMorgan Prime Money Market Fund, Capital Shares**	35,500	2,923	38,423	—	5	—	—

Total	$1,595,173			$28,116	$10,271		$1,494,269

*	Security is included in an index in which the Portfolio, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Divided income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

D. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2013, the Portfolio earned $5 from the investment of cash collateral, prior to rebates or fees, in collateral investments as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2013, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor may waive fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary. For the six months ended June 30, 2013, there were no fees waived by Advisor in association with the Portfolio’s investment in JPMorgan Prime Money Market Fund.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentage above is in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$20,507	$25,308	$45,815

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $600.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$768,536	$7,226,949

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,603,036	$20,193,795	$961,284	$19,232,511

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Portfolio
Actual	$1,000.00	$1,135.90	$2.12	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITEIP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.04%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.10%

Net Assets as of 6/30/2013	$31,151,686

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

After generating very strong returns in 2012, international equities rose at a less robust pace during the six-month reporting period ended June 30, 2013. Europe’s economy remained in a recession, with gross domestic product (“GDP”) in the euro zone shrinking for the sixth consecutive quarter during the first quarter of 2013. The European Central Bank remained committed to doing whatever was necessary to preserve the euro currency and kept interest rates low in an effort to boost economic activity. China’s once red-hot economy, which for years grew at or near double-digit rates, is moderating, although still at an enviable pace versus most developed countries. According to China’s finance minister, GDP growth for 2013 as a whole would likely fall into the 6.5% to 7.0% range, well below government targets. Elsewhere, Japan’s economy showed signs of improvement during the reporting period. This was due, in part, to the Bank of Japan’s aggressive initiatives to stimulate growth and end its lengthy deflationary cycle.

The MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) finished the six months ended June 30, 2013 with a 4.10% gain. After producing a positive return for three of the first four months of the reporting period, a large portion of those gains was given back during a sharp sell-off in May and June. This was triggered by concerns regarding moderating global growth and indications that the U.S. Federal Reserve Board may begin to taper its quantitative easing program later this year

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the consumer discretionary and financial sectors detracted from relative performance, while stock selection in the health care and materials sectors contributed.

Individual detractors to relative performance included Rio Tinto PLC, Tullow Oil PLC and BHP Billiton, Ltd. Shares in Rio Tinto PLC, a multinational metals and mining company, fell steadily during the period as commodity prices weakened. Tullow Oil PLC, a multinational oil and gas exploration company, fell sharply as several drilling projects yielded disappointing results. Shares of BHP Billiton, Ltd., a multinational mining and petroleum company, also fell amid general weakness in commodity prices.

Individual contributors to relative performance included Kubota Corp., Japan Tobacco, Inc. and Prudential PLC. Kubota Corp., a Japanese company that manufactures tractors and pipes, reported strong gains in revenue and earnings on the back of weaker yen, continued mechanization of agriculture in Asia and a pick-up in North American demand. Japan Tobacco, Inc., a cigarette manufacturing company, raised its projected annual dividend after forecasting record profits. Prudential PLC, a multinational life insurance and financial services company, raised its dividend following a sharp increase in profits.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.7%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	Nestle S.A. (Switzerland)	2.5
4.	Novartis AG (Switzerland)	2.2
5.	Roche Holding AG (Switzerland)	2.1
6.	Standard Chartered plc (United Kingdom)	2.1
7.	Toyota Motor Corp. (Japan)	2.0
8.	Vodafone Group plc (United Kingdom)	1.9
9.	BHP Billiton Ltd. (Australia)	1.9
10.	BG Group plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.1%
Japan	18.7
Switzerland	14.7
France	12.4
Germany	9.1
Netherlands	5.1
Hong Kong	3.4
China	3.0
Australia	2.7
South Korea	1.5
Belgium	1.3
Others (each less than 1.0%)	3.4
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	0.04%	16.03%	0.24%	7.01%
CLASS 2 SHARES	4/24/09	(0.09)	15.71	0.03	6.90

*	Not annualized

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark.

The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Australia — 2.7%
21,160	BHP Billiton Ltd. (m)	609,045
4,697	Rio Tinto Ltd. (m)	225,105

		834,150

	Belgium — 1.3%
4,580	Anheuser-Busch InBev N.V. (m)	412,352

	China — 3.1%
402,000	China Construction Bank Corp., Class H (m)	282,493
145,000	CNOOC Ltd. (m)	242,863
438,500	Industrial & Commercial Bank of China Ltd., Class H (m)	274,822
23,000	Ping An Insurance Group Co. of China Ltd., Class H (m)	153,541

		953,719

	France — 12.5%
5,993	Accor S.A. (m)	210,658
20,549	AXA S.A. (m)	405,077
5,289	BNP Paribas S.A. (m)	289,547
766	Essilor International S.A. (m)	81,608
3,245	Imerys S.A. (m)	199,241
4,440	Lafarge S.A. (m)	272,630
1,942	LVMH Moet Hennessy Louis Vuitton S.A. (m)	315,292
2,323	Pernod-Ricard S.A. (m)	257,839
1,650	PPR (m)	335,754
4,117	Sanofi (m)	425,618
4,132	Schneider Electric S.A. (m)	300,094
2,960	Technip S.A. (m)	300,832
10,176	Total S.A. (m)	497,028

		3,891,218

	Germany — 7.1%
3,100	Allianz SE (m)	452,480
3,910	Bayer AG (m)	416,300
2,670	Fresenius Medical Care AG & Co. KGaA (m)	189,253
1,539	Linde AG (m)	286,789
6,798	SAP AG (m)	496,411
3,500	Siemens AG (m)	354,422

		2,195,655

	Hong Kong — 3.4%
67,000	Belle International Holdings Ltd. (m)	91,594
37,000	Cheung Kong Holdings Ltd. (m)	498,924
89,000	Hang Lung Properties Ltd. (m)	308,281
36,400	Sands China Ltd. (m)	170,100

		1,068,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.3%
127,500	Astra International Tbk PT (m)	89,631

	Israel — 0.7%
5,930	Teva Pharmaceutical Industries Ltd., ADR (m)	232,456

	Japan — 18.8%
5,900	Astellas Pharma, Inc. (m)	320,512
6,500	Canon, Inc. (m)	213,026
6,300	Daikin Industries Ltd. (m)	254,645
4,400	East Japan Railway Co. (m)	342,463
1,800	FANUC Corp. (m)	260,509
15,000	Honda Motor Co., Ltd. (m)	557,241
13,000	Japan Tobacco, Inc. (m)	458,868
16,500	Komatsu Ltd. (m)	380,027
29,000	Kubota Corp. (m)	422,048
4,500	Makita Corp. (m)	241,930
16,000	Mitsubishi Corp. (m)	273,339
3,000	Nidec Corp. (m)	209,887
2,500	Nitto Denko Corp. (m)	160,339
6,700	Shin-Etsu Chemical Co., Ltd. (m)	443,442
1,400	SMC Corp. (m)	280,666
22,900	Sumitomo Corp. (m)	285,416
10,200	Toyota Motor Corp. (m)	615,242
308	Yahoo! Japan Corp. (m)	151,664

		5,871,264

	Netherlands — 5.1%
5,240	Akzo Nobel N.V. (m)	295,672
1,217	ASML Holding N.V. (m)	96,071
37,843	ING Groep N.V., CVA (a) (m)	345,851
26,689	Royal Dutch Shell plc, Class A (m)	852,816

		1,590,410

	South Korea — 1.5%
620	Hyundai Mobis (m)	147,605
286	Samsung Electronics Co., Ltd. (m)	334,284

		481,889

	Spain — 0.9%
32,445	Banco Bilbao Vizcaya Argentaria S.A. (m)	272,663

	Sweden — 0.7%
9,530	Atlas Copco AB, Class A (m)	229,691

	Switzerland — 14.9%
14,960	ABB Ltd. (a) (m)	324,063
3,060	Cie Financiere Richemont S.A., Class A (m)	269,856
15,550	Credit Suisse Group AG (a) (m)	411,672
53,326	Glencore International plc (m)	220,742

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
4,101	Holcim Ltd. (a) (m)	285,455
11,962	Nestle S.A. (m)	784,951
9,674	Novartis AG (m)	685,215
2,695	Roche Holding AG (m)	668,892
58	SGS S.A. (m)	124,522
25,229	UBS AG (a) (m)	428,233
1,675	Zurich Insurance Group AG (a) (m)	434,175

		4,637,776

	Taiwan — 0.9%
14,557	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	266,684

	United Kingdom — 24.3%
6,600	Aggreko plc (m)	164,964
107,907	Barclays plc (m)	459,548
35,791	BG Group plc (m)	608,234
9,330	British American Tobacco plc (m)	478,532
14,780	Burberry Group plc (m)	304,061
43,679	Centrica plc (m)	238,912
14,343	GlaxoSmithKline plc (m)	358,521
81,366	HSBC Holdings plc (m)	843,381
9,141	Imperial Tobacco Group plc (m)	316,961
40,270	Marks & Spencer Group plc (m)	263,496
29,050	Meggitt plc (m)	228,876
28,899	Prudential plc (m)	471,712
7,378	Rio Tinto plc (m)	300,056
30,784	Standard Chartered plc (m)	668,333
52,278	Tesco plc (m)	263,262
11,330	Tullow Oil plc (m)	172,474
10,432	Unilever plc (m)	422,310
213,978	Vodafone Group plc (m)	613,192
22,843	WPP plc (m)	390,451

		7,567,276

	Total Common Stocks (Cost $21,229,091)	30,595,733

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 2.1%
	Germany — 2.1%
2,330	Henkel AG & Co. KGaA (m)	218,810
2,150	Volkswagen AG (m)	434,265

	Total Preferred Stocks (Cost $365,794)	653,075

NUMBER OF RIGHTS

Rights — 0.1%
	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
1,650	Groupe Fnac, expiring 05/15/15 (a) (m) (Cost $–)	4,302

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
200,004	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b)(l)(m) (Cost $200,004)	200,004

	Total Investments — 101.0% (Cost $21,794,889)	31,453,114
	Liabilities in Excess of Other Assets — (1.0)%	(301,428)

	NET ASSETS — 100.0%	$31,151,686

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

Summary of Investments by Industry, June 30, 2013

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.9%
Commercial Banks	9.8
Oil, Gas & Consumable Fuels	7.5
Insurance	6.1
Machinery	5.8
Automobiles	5.4
Metals & Mining	4.3
Tobacco	4.0
Food Products	3.8
Chemicals	3.8
Textiles, Apparel & Luxury Goods	2.8
Capital Markets	2.7
Electrical Equipment	2.7
Real Estate Management & Development	2.6
Construction Materials	2.4
Semiconductors & Semiconductor Equipment	2.2
Beverages	2.1
Wireless Telecommunication Services	1.9
Multiline Retail	1.9
Trading Companies & Distributors	1.8
Software	1.6
Media	1.2
Hotels, Restaurants & Leisure	1.2
Industrial Conglomerates	1.1
Diversified Financial Services	1.1
Road & Rail	1.1
Energy Equipment & Services	1.0
Others (each less than 1.0%)	8.2

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. are $30,753,969 which amounts to 97.8% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$31,253,110
Investments in affiliates, at value	200,004

Total investment securities, at value	31,453,114
Cash	11,240
Foreign currency, at value	56,807
Receivables:
Investment securities sold	303,766
Portfolio shares sold	17,665
Dividends from non-affiliates	102,112
Dividends from affiliates	4
Tax reclaims	44,037

Total Assets	31,988,745

LIABILITIES:
Payables:
Investment securities purchased	324,653
Portfolio shares redeemed	430,322
Accrued liabilities:
Investment advisory fees	15,969
Administration fees	400
Distribution fees	13
Custodian and accounting fees	16,994
Trustees' and Chief Compliance Officer's fees	13
Other	48,695

Total Liabilities	837,059

Net Assets	$31,151,686

NET ASSETS :
Paid-in-capital	$23,760,199
Accumulated undistributed net investment income	501,714
Accumulated net realized gains (losses)	(2,767,557)
Net unrealized appreciation (depreciation)	9,657,330

Total Net Assets	$31,151,686

Net Assets:
Class 1	$31,089,704
Class 2	61,982

Total	$31,151,686

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,013,346
Class 2	5,944

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.32
Class 2	10.43

Cost of investments in non-affiliates	$21,594,885
Cost of investments in affiliates	200,004
Cost of foreign currency	57,406

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$693,738
Dividend income from affiliates	26
Foreign taxes withheld	(23,398)

Total investment income	670,366

EXPENSES:
Investment advisory fees	98,347
Administration fees	13,822
Distribution fees:
Class 2	79
Custodian and accounting fees	29,391
Professional fees	26,565
Trustees' and Chief Compliance Officer's fees	186
Printing and mailing costs	9,645
Transfer agent fees	3,307
Other	3,721

Total expenses	185,063

Less amounts waived	(16,228)

Net expenses	168,835

Net investment income (loss)	501,531

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	418,212
Foreign currency transactions	(7,980)

Net realized gains (losses)	410,232

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(824,385)
Foreign currency translations	(1,096)

Change in net unrealized appreciation/depreciation	(825,481)

Net realized/unrealized gains (losses)	(415,249)

Change in net assets resulting from operations	$86,282

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$501,531	$639,466
Net realized gain (loss)	410,232	(254,318)
Change in net unrealized appreciation/depreciation	(825,481)	5,772,708

Change in net assets resulting from operations	86,282	6,157,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(640,625)	(709,688)
Class 2
From net investment income	(1,082)	(1,044)

Total distributions to shareholders	(641,707)	(710,732)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,357,873)	(4,119,582)

NET ASSETS:
Change in net assets	(1,913,298)	1,327,542
Beginning of period	33,064,984	31,737,442

End of period	$31,151,686	$33,064,984

Accumulated undistributed net investment income	$501,714	$641,890

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,596,894	$2,801,328
Distributions reinvested	640,625	709,688
Cost of shares redeemed	(3,596,474)	(7,631,642)

Change in net assets resulting from Class 1 capital transactions	$(1,358,955)	$(4,120,626)

Class 2
Proceeds from shares issued	$—	$2
Distributions reinvested	1,082	1,044
Cost of shares redeemed	—	(2)

Change in net assets resulting from Class 2 capital transactions	$1,082	$1,044

Total change in net assets resulting from capital transactions	$(1,357,873)	$(4,119,582)

SHARE TRANSACTIONS:
Class 1
Issued	149,119	295,263
Reinvested	60,608	75,100
Redeemed	(337,355)	(798,272)

Change in Class 1 Shares	(127,628)	(427,909)

Class 2
Issued	—	— (a)
Reinvested	102	109
Redeemed	—	— (a)

Change in Class 2 Shares	102	109

(a)	Amount rounds to less than 1 (share or dollar).

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (f)
Six Months Ended June 30, 2013 (Unaudited)	$10.51	$0.16	(g)	$(0.14)	$0.02	$(0.21)	$—	$(0.21)
Year Ended December 31, 2012	8.88	0.19	(g)	1.65	1.84	(0.21)	—	(0.21)
Year Ended December 31, 2011	10.17	0.19	(g)	(1.30)	(1.11)	(0.18)	—	(0.18)
Year Ended December 31, 2010	9.54	0.15	(g)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(g)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	10.61	0.15	(g)	(0.14)	0.01	(0.19)	—	(0.19)
Year Ended December 31, 2012	8.96	0.16	(g)	1.67	1.83	(0.18)	—	(0.18)
Year Ended December 31, 2011	10.26	0.17	(g)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(g)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(g)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio ("Predecessor Portfolio") in a reorganization on April 24, 2009. The Predecessor Portfolio's performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$10.32	0.13%	$31,089,704	1.03%	3.06%		1.13%	7%
10.51	20.95	33,003,010	1.03	1.97		1.20	8
8.88	(11.19)	31,686,069	1.03	1.94		1.11	16
10.17	6.84	39,089,569	1.02	1.66		1.13	15
9.54	34.91	43,938,093	1.01	2.00	(h)	1.38	13
7.93	(41.35)	41,741,133	1.09	2.68		1.20	21

10.43	0.01	61,982	1.27	2.82		1.38	7
10.61	20.67	61,974	1.27	1.70		1.45	8
8.96	(11.38)	51,373	1.28	1.69		1.36	16
10.26	6.56	57,983	1.27	1.39		1.38	15
9.65	40.42	54,418	1.26	8.82	(h)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$699,144	$30,753,970	$—	$31,453,114

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and certain ADRs. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers between any levels during the six months ended June 30, 2013.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However,

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$2,731	$13,423	$16,154

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $74.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio incurred $7 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,304,838	$3,526,853

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$21,794,889	$10,528,922	$870,697	$9,658,225

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio had post-enactment net long-term capital loss carryforwards of $274,549.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$959,016	$1,648,388	*	$2,607,404

*	This amount includes $1,648,388 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2013, substantially all of the Portfolio’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2013, the Portfolio invested approximately 24.1%, 18.7%, 14.7% and 12.4% of its total investments in issuers in the United Kingdom, Japan, Switzerland and France, respectively.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$1,001.30	$5.11	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class 2
Actual	1,000.00	1,000.10	6.30	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITIEP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	12.87%
Russell 1000 Growth Index	11.80%

Net Assets as of 6/30/2013	$38,002,852

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (“S&P 500”), generated strong results for the six months ended June 30, 2013. The S&P 500 generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the S&P 500 to post several all-time highs over the first five months of 2013. The S&P 500 then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the S&P 500 again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, large-cap growth stocks, as measured by the Russell 1000 Growth Index (the “Benchmark”) finished the six months ended June 30, 2013 with an 11.80% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. Stock selection in the industrials and consumer discretionary sectors was the main contributor to the Portfolio’s relative performance. Stock selection in the telecommunication services and energy sectors detracted from relative performance.

Individual contributors to relative performance included Gilead Sciences, Inc., Microsoft Corp. and SeagateTechnology PLC. Shares of Gilead Sciences, Inc., a biotechnology company that discovers, develops and commercializes therapeutics, rose sharply amid positive clinical results for several of its drugs.

Microsoft Corp., a software and technology company, reported strong revenue and earnings in its fiscal third quarter. Shares of Seagate Technology PLC, a manufacturer of hard disk drives for consumer and enterprise computing, rallied after the company raised its revenue forecast.

Individual detractors to relative performance included Eli Lilly & Co., CenturyLink, Inc. and Google, Inc. An overweight in Eli Lilly, a global pharmaceutical company, was detrimental to relative performance as its shares declined during the reporting period. The company instituted layoffs and pay freezes ahead of the pending expiration of key drug patents. Likewise, an overweight in CenturyLink, Inc., which provides communications and data services to residential, business, governmental and wholesale customers, detracted from relative performance as its shares also fell during the reporting period. The Portfolio’s underweight in shares of Google, Inc., the Internet search and technology company, detracted as the company’s shares rallied as spending on Internet search advertising increased.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.8%
2.	Home Depot, Inc. (The)	2.9
3.	Oracle Corp.	2.7
4.	Gilead Sciences, Inc.	2.5
5.	Amgen, Inc.	2.3
6.	Honeywell International, Inc.	2.2
7.	Visa, Inc., Class A	2.1
8.	Google, Inc., Class A	1.9
9.	Altria Group, Inc.	1.8
10.	Ingersoll-Rand plc	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.5%
Consumer Discretionary	17.9
Consumer Staples	12.6
Health Care	12.5
Industrials	12.3
Financials	5.0
Energy	4.6
Materials	4.0
Telecommunication Services	1.9
Utilities	0.4
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	12.87%	18.81%	7.16%	6.54%
CLASS 2 SHARES	8/16/06	12.78	18.52	6.90	6.36

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 17.8%
	Auto Components — 0.5%
3,700	Delphi Automotive plc, (United Kingdom)	187,553

	Diversified Consumer Services — 0.8%
5,500	H&R Block, Inc.	152,625
7,700	Service Corp. International	138,831

		291,456

	Hotels, Restaurants & Leisure — 2.3%
3,000	Bally Technologies, Inc. (a)	169,260
4,600	Brinker International, Inc.	181,378
4,100	Dunkin’ Brands Group, Inc.	175,562
4,000	Six Flags Entertainment Corp.	140,640
2,300	Wyndham Worldwide Corp.	131,629
580	Wynn Resorts Ltd.	74,240

		872,709

	Household Durables — 1.2%
3,400	Jarden Corp. (a)	148,750
7,200	PulteGroup, Inc. (a)	136,584
1,800	Tempur Sealy International, Inc. (a)	79,020
900	Whirlpool Corp.	102,924

		467,278

	Internet & Catalog Retail — 2.0%
2,400	Expedia, Inc.	144,360
3,600	Liberty Ventures, Series A, (a)	306,036
400	priceline.com, Inc. (a)	330,852

		781,248

	Media — 4.4%
10,500	Comcast Corp., Class A	439,740
6,300	DIRECTV (a)	388,206
1,600	Scripps Networks Interactive, Inc., Class A	106,816
2,700	Time Warner Cable, Inc.	303,696
6,200	Viacom, Inc., Class B	421,910

		1,660,368

	Multiline Retail — 1.7%
1,800	Dillard’s, Inc., Class A	147,546
10,050	Macy’s, Inc.	482,400

		629,946

	Specialty Retail — 4.5%
10,700	Gap, Inc. (The)	446,511
14,200	Home Depot, Inc. (The)	1,100,074
3,100	TJX Cos., Inc.	155,186

		1,701,771

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.4%
3,100	Hanesbrands, Inc.	159,402

	Total Consumer Discretionary	6,751,731

	Consumer Staples — 12.5%
	Beverages — 3.8%
14,700	Coca-Cola Co. (The)	589,617
4,800	Coca-Cola Enterprises, Inc.	168,768
3,000	Molson Coors Brewing Co., Class B	143,580
6,700	PepsiCo, Inc.	547,993

		1,449,958

	Food & Staples Retailing — 2.8%
5,500	CVS Caremark Corp.	314,490
6,800	Kroger Co. (The)	234,872
11,600	Walgreen Co.	512,720

		1,062,082

	Food Products — 2.8%
4,100	Campbell Soup Co.	183,639
2,800	ConAgra Foods, Inc.	97,804
5,400	General Mills, Inc.	262,062
2,100	Ingredion, Inc.	137,802
1,500	JM Smucker Co. (The)	154,725
2,600	Mead Johnson Nutrition Co.	205,998

		1,042,030

	Household Products — 0.9%
3,200	Colgate-Palmolive Co.	183,328
1,550	Energizer Holdings, Inc.	155,790

		339,118

	Personal Products — 0.4%
2,700	Nu Skin Enterprises, Inc., Class A	165,024

	Tobacco — 1.8%
19,300	Altria Group, Inc. (m)	675,307

	Total Consumer Staples	4,733,519

	Energy — 4.5%
	Energy Equipment & Services — 0.6%
2,200	Diamond Offshore Drilling, Inc.	151,338
900	Schlumberger Ltd.	64,494

		215,832

	Oil, Gas & Consumable Fuels — 3.9%
4,800	Anadarko Petroleum Corp.	412,464
2,134	Chevron Corp.	252,537
3,200	ConocoPhillips	193,600
2,900	Exxon Mobil Corp.	262,015
800	Marathon Petroleum Corp.	56,848

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
3,900	Oasis Petroleum, Inc. (a)	151,593
700	Phillips 66	41,237
4,700	Western Refining, Inc.	131,929

		1,502,223

	Total Energy	1,718,055

	Financials — 4.9%
	Capital Markets — 0.3%
3,200	American Capital Ltd. (a)	40,544
2,100	Morgan Stanley	51,303

		91,847

	Consumer Finance — 1.5%
12,100	Discover Financial Services	576,444

	Insurance — 0.5%
1,300	Prudential Financial, Inc.	94,939
400	RenaissanceRe Holdings Ltd., (Bermuda)	34,716
1,600	Validus Holdings Ltd., (Bermuda)	57,792

		187,447

	Real Estate Investment Trusts (REITs) — 2.2%
7,600	American Tower Corp.	556,092
3,900	Extra Space Storage, Inc.	163,527
1,900	Ventas, Inc.	131,974

		851,593

	Thrifts & Mortgage Finance — 0.4%
3,900	Ocwen Financial Corp. (a)	160,758

	Total Financials	1,868,089

	Health Care — 12.4%
	Biotechnology — 6.8%
8,750	Amgen, Inc.	863,275
18,300	Gilead Sciences, Inc. (a)	937,143
1,900	Pharmacyclics, Inc. (a)	150,993
8,100	Vertex Pharmaceuticals, Inc. (a)	646,947

		2,598,358

	Health Care Equipment & Supplies — 0.4%
4,500	CareFusion Corp. (a)	165,825

	Health Care Providers & Services — 1.7%
2,800	AmerisourceBergen Corp.	156,324
2,200	Centene Corp. (a)	115,412
3,900	Express Scripts Holding Co. (a)	240,591
1,500	Omnicare, Inc.	71,565
600	WellPoint, Inc.	49,104

		632,996

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 3.5%
3,900	AbbVie, Inc. (m)	161,226
11,600	Eli Lilly & Co.	569,792
21,000	Pfizer, Inc.	588,210

		1,319,228

	Total Health Care	4,716,407

	Industrials — 12.1%
	Aerospace & Defense — 3.4%
10,500	Honeywell International, Inc.	833,070
1,800	Huntington Ingalls Industries, Inc.	101,664
4,500	Northrop Grumman Corp.	372,600

		1,307,334

	Air Freight & Logistics — 0.9%
3,800	United Parcel Service, Inc., Class B	328,624

	Airlines — 0.8%
10,800	Delta Air Lines, Inc. (a)	202,068
4,000	United Continental Holdings, Inc. (a)	125,160

		327,228

	Commercial Services & Supplies — 0.6%
10,800	Pitney Bowes, Inc.	158,544
4,700	R.R. Donnelley & Sons Co.	65,847

		224,391

	Construction & Engineering — 0.8%
4,400	AECOM Technology Corp. (a) (m)	139,876
2,600	Chicago Bridge & Iron Co. N.V., (Netherlands)	155,116

		294,992

	Industrial Conglomerates — 0.8%
4,700	Danaher Corp.	297,510

	Machinery — 3.8%
12,100	Ingersoll-Rand plc, (Ireland)	671,792
1,100	Middleby Corp. (a)	187,099
2,400	Oshkosh Corp. (a)	91,128
2,300	Parker Hannifin Corp.	219,420
3,091	Pentair Ltd., (Switzerland)	178,320
1,200	Stanley Black & Decker, Inc.	92,760

		1,440,519

	Professional Services — 0.4%
1,500	Dun & Bradstreet Corp. (The)	146,175

	Road & Rail — 0.6%
1,600	Union Pacific Corp.	246,848

	Total Industrials	4,613,621

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 27.3%
	Communications Equipment — 1.9%
24,200	Cisco Systems, Inc.	588,302
2,050	QUALCOMM, Inc.	125,214

		713,516

	Computers & Peripherals — 3.7%
605	Apple, Inc.	239,628
8,400	Hewlett-Packard Co.	208,320
4,000	NetApp, Inc. (a)	151,120
14,200	Seagate Technology plc, (Ireland)	636,586
2,600	Western Digital Corp.	161,434

		1,397,088

	Internet Software & Services — 3.6%
3,800	AOL, Inc. (a) (m)	138,624
800	Google, Inc., Class A (a)	704,296
20,400	Yahoo!, Inc. (a)	512,244

		1,355,164

	IT Services — 4.9%
950	Alliance Data Systems Corp. (a) (m)	171,979
3,300	Computer Sciences Corp.	144,441
5,600	CoreLogic, Inc. (a)	129,752
2,400	International Business Machines Corp.	458,664
3,400	NeuStar, Inc., Class A (a)	165,512
4,400	Visa, Inc., Class A	804,100

		1,874,448

	Semiconductors & Semiconductor Equipment — 3.2%
8,600	Applied Materials, Inc.	128,226
8,000	Avago Technologies Ltd., (Singapore)	299,040
3,300	Broadcom Corp., Class A	111,408
2,200	Freescale Semiconductor Ltd. (a)	29,810
7,900	Lam Research Corp. (a)	350,286
7,300	ON Semiconductor Corp. (a)	58,984
6,000	Xilinx, Inc.	237,660

		1,215,414

	Software — 10.0%
4,200	Adobe Systems, Inc. (a) (m)	191,352
5,100	Aspen Technology, Inc. (a)	146,829
52,400	Microsoft Corp.	1,809,372
32,640	Oracle Corp.	1,002,701
6,200	Rovi Corp. (a)	141,608
23,100	Symantec Corp.	519,057

		3,810,919

	Total Information Technology	10,366,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.0%
	Chemicals — 3.6%
900	CF Industries Holdings, Inc.	154,350
6,400	LyondellBasell Industries N.V., (Netherlands), Class A	424,064
4,100	Monsanto Co.	405,080
2,639	PPG Industries, Inc.	386,376

		1,369,870

	Containers & Packaging — 0.4%
3,200	Silgan Holdings, Inc.	150,272

	Total Materials	1,520,142

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
14,800	AT&T, Inc. (m)	523,920
5,402	CenturyLink, Inc.	190,961

	Total Telecommunication Services	714,881

	Utilities — 0.4%
	Gas Utilities — 0.4%
4,100	UGI Corp.	160,351

	Total Common Stocks (Cost $31,006,330)	37,163,345

Short-Term Investment — 1.3%
	Investment Company — 1.3%
488,440	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $488,440)	488,440

	Total Investments — 99.1% (Cost $31,494,770)	37,651,785
	Other Assets in Excess of Liabilities — 0.9%	351,067

	NET ASSETS — 100.0%	$38,002,852

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	E-mini S&P 500	09/20/13	$879,615	$(1,507)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$37,163,345
Investments in affiliates, at value	488,440

Total investment securities, at value	37,651,785
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	2,087,535
Portfolio shares sold	6,058
Dividends from non-affiliates	25,232
Dividends from affiliates	26

Total Assets	39,860,636

LIABILITIES:
Payables:
Investment securities purchased	1,768,512
Portfolio shares redeemed	15,511
Variation margin on futures contracts	2,403
Accrued liabilities:
Investment advisory fees	19,778
Distribution fees	5
Custodian and accounting fees	7,602
Trustees’ and Chief Compliance Officer’s fees	92
Other	43,881

Total Liabilities	1,857,784

Net Assets	$38,002,852

NET ASSETS:
Paid-in-Capital	$47,766,318
Accumulated undistributed net investment income	154,397
Accumulated net realized gains (losses)	(16,073,371)
Net unrealized appreciation (depreciation)	6,155,508

Total Net Assets	$38,002,852

Net Assets:
Class 1	$37,980,774
Class 2	22,078

Total	$38,002,852

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,932,961
Class 2	1,125

Net Asset Value, offering and redemption price per share (a):
Class 1	$19.65
Class 2	19.62

Cost of investments in non-affiliates	$31,006,330
Cost of investments in affiliates	488,440

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$316,895
Dividend income from affiliates	228

Total investment income	317,123

EXPENSES:
Investment advisory fees	120,731
Administration fees	15,661
Distribution fees — Class 2	27
Custodian and accounting fees	14,329
Professional fees	24,472
Trustees’ and Chief Compliance Officer’s fees	210
Printing and mailing costs	8,823
Transfer agent fees	2,266
Other	4,009

Total expenses	190,528

Less amounts waived	(24,102)

Net expenses	166,426

Net investment income (loss)	150,697

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,060,037
Futures	59,968

Net realized gains (losses)	3,120,005

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,155,577
Futures	(59)

Change in net unrealized appreciation/depreciation	1,155,518

Net realized/unrealized gains (losses)	4,275,523

Change in net assets resulting from operations	$4,426,220

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$150,697	$411,101
Net realized gain (loss)	3,120,005	3,036,996
Change in net unrealized appreciation/depreciation	1,155,518	2,520,271

Change in net assets resulting from operations	4,426,220	5,968,368

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(401,033)	(279,331)
Class 2
From net investment income	(188)	(90)

Total distributions to shareholders	(401,221)	(279,421)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,341,934)	(8,355,185)

NET ASSETS:
Change in net assets	2,683,065	(2,666,238)
Beginning of period	35,319,787	37,986,025

End of period	$38,002,852	$35,319,787

Accumulated undistributed net investment income	$154,397	$404,921

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,998,150	$3,631,249
Distributions reinvested	401,033	273,331
Cost of shares redeemed	(3,741,305)	(12,265,855)

Change in net assets resulting from Class 1 capital transactions	$(1,342,122)	$(8,355,275)

Class 2
Distributions reinvested	$188	$90

Change in net assets resulting from Class 2 capital transactions	$188	$90

Total change in net assets resulting from capital transactions	$(1,341,934)	$(8,355,185)

SHARE TRANSACTIONS:
Class 1
Issued	101,008	214,321
Reinvested	20,909	16,568
Redeemed	(195,062)	(716,074)

Change in Class 1 Shares	(73,145)	(485,185)

Class 2
Reinvested	10	5

Change in Class 2 Shares	10	5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$17.60	$0.08	(f)	$2.18	$2.26	$(0.21)
Year Ended December 31, 2012	15.24	0.18	(f)(g)	2.30	2.48	(0.12)
Year Ended December 31, 2011	15.14	0.10	(f)	0.16	0.26	(0.16)
Year Ended December 31, 2010	13.13	0.13	(f)	2.01	2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23	3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47)	(6.38)	(0.13)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	17.55	0.05	(f)	2.19	2.24	(0.17)
Year Ended December 31, 2012	15.21	0.15	(f)(g)	2.27	2.42	(0.08)
Year Ended December 31, 2011	15.11	0.07	(f)	0.15	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(f)	1.99	2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25	3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44)	(6.40)	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.13 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.85% and 0.63% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.65	12.87%	$37,980,774	0.90%	0.81%		1.03%	40%
17.60	16.30	35,300,206	0.89	1.07	(g)	1.02	70
15.24	1.65	37,969,142	0.89	0.67		1.00	121
15.14	16.33	45,426,077	0.90	0.95		1.02	126
13.13	34.32	50,786,376	0.90	0.96		1.07	134
9.86	(39.22)	46,462,195	0.90	0.54		0.94	132

19.62	12.78	22,078	1.15	0.55		1.28	40
17.55	15.94	19,581	1.14	0.85	(g)	1.27	70
15.21	1.44	16,883	1.15	0.43		1.25	121
15.11	15.96	16,645	1.15	0.72		1.27	126
13.12	34.03	14,354	1.15	0.70		1.32	134
9.84	(39.36)	10,713	1.15	0.30		1.19	132

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,651,785	$—	$—	$37,651,785

Depreciation in Other Financial Instruments
Futures Contracts	$(1,507)	$—	$—	$(1,507)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the period ended June 30, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	$649,512
Ending Notional Balance Long	879,615

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$7,675	$15,661	$23,336

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $766.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,681,362	$15,965,719

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,494,770	$6,538,721	$381,706	$6,157,015

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2013	2016	2017	Total
$1,798,808	$5,636,634	$11,650,439	$19,085,881

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Portfolio
Class 1
Actual	$1,000.00	$1,128.70	$4.75	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90

Class 2
Actual	1,000.00	1,127.80	6.07	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITIGP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	17.68%
Russell Midcap Index	15.45%

Net Assets as of 6/30/2013	$36,684,005

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (“S&P 500”), generated strong results for the six months ended June 30, 2013. The S&P 500 generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the S&P 500 to post several all-time highs over the first five months of 2013. The S&P 500 then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the S&P 500 again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, mid-cap stocks, as measured by the Russell Midcap Index (the “Benchmark”), finished the six months ended June 30, 2013 with a 15.45% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the software and services and industrial cyclical sectors was the main contributor to relative performance. The Portfolio’s stock selection in the basic materials and telecommunications services sectors detracted from relative performance.

Individual contributors to relative performance included LinkedIn Corp., Constellation Brands, Inc. and Western Digital Corp. LinkedIn Corp., a networking website for people in professional occupations, reported strong revenue and earnings growth during the reporting period. Shares of Constellation Brands, Inc., a global manufacturer and distributor of liquor, rallied as the company reached an agreement to acquire the remaining interest in Crown Imports. The market feels this transaction has the potential to be a significant driver of Constellation Brands’ long-term growth. Shares of Western Digital Corp., a hard disk drive manufacturer, rose to an all-time high as demand grew for high capacity disk drive and cloud computing solutions.

Individual detractors from relative performance included Frontier Communications Corp., PulteGroup, Inc. and IAC Interactive Network, Inc. Frontier Communications Corp. is a communications company providing services primarily to rural areas and small and medium-sized towns and cities in the U.S. Its shares underperformed the Benchmark as the company reported flat earnings growth during the reporting period. Shares of homebuilder PulteGroup, Inc. also underperformed the Benchmark due to concerns related to rising interest and mortgage rates. Shares of IAC Interactive Network, Inc., an internet company with over 50 brands, performed poorly due to increased competition for advertising dollars.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Discover Financial Services	1.7%
2.	Lorillard, Inc.	1.7
3.	Macy’s, Inc.	1.7
4.	Alliance Data Systems Corp.	1.6
5.	Campbell Soup Co.	1.4
6.	Western Digital Corp.	1.3
7.	PulteGroup, Inc.	1.3
8.	KAR Auction Services, Inc.	1.3
9.	AmerisourceBergen Corp.	1.3
10.	Activision Blizzard, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Information Technology	16.3
Consumer Discretionary	14.1
Industrials	13.7
Health Care	10.7
Consumer Staples	6.7
Utilities	6.3
Energy	6.2
Materials	4.8
Telecommunication Services	1.7
U.S. Treasury Obligation	0.2
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	17.68%	26.68%	7.43%	9.39%
CLASS 2 SHARES	8/16/06	17.58	26.37	7.17	9.21

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the secu-

rities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Consumer Discretionary — 14.1%
	Auto Components — 0.6%
2,600	Delphi Automotive plc, (United Kingdom)	131,794
1,000	TRW Automotive Holdings Corp. (a)	66,440

		198,234

	Distributors — 0.5%
200	Genuine Parts Co.	15,614
7,000	LKQ Corp. (a)	180,250

		195,864

	Diversified Consumer Services — 0.9%
19,100	Service Corp. International	344,373

	Hotels, Restaurants & Leisure — 1.8%
5,300	Brinker International, Inc.	208,979
8,100	Wyndham Worldwide Corp.	463,563

		672,542

	Household Durables — 2.2%
3,650	Jarden Corp. (a)	159,687
4,750	Leggett & Platt, Inc.	147,678
25,800	PulteGroup, Inc. (a)	489,426
300	Tupperware Brands Corp.	23,307

		820,098

	Internet & Catalog Retail — 1.8%
700	Expedia, Inc.	42,105
3,100	Groupon, Inc. (a)	26,350
5,200	Liberty Ventures, Series A, (a)	442,052
700	Netflix, Inc. (a)	147,763

		658,270

	Leisure Equipment & Products — 0.2%
1,200	Mattel, Inc.	54,372

	Media — 0.3%
1,000	AMC Networks, Inc., Class A (a) (m)	65,410
1,100	Cinemark Holdings, Inc.	30,712

		96,122

	Multiline Retail — 2.2%
1,400	Dillard’s, Inc., Class A	114,758
1,300	Dollar Tree, Inc. (a)	66,092
13,000	Macy’s, Inc.	624,000

		804,850

	Specialty Retail — 3.1%
400	CST Brands, Inc. (a)	12,324
3,000	Foot Locker, Inc.	105,390
5,400	GameStop Corp., Class A	226,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
6,000	Gap, Inc. (The)	250,380
1,700	O’Reilly Automotive, Inc. (a)	191,454
1,900	Ross Stores, Inc.	123,139
2,800	TJX Cos., Inc.	140,168
2,500	Urban Outfitters, Inc. (a)	100,550

		1,150,367

	Textiles, Apparel & Luxury Goods — 0.5%
400	Carter’s, Inc.	29,628
2,300	Michael Kors Holdings Ltd., (Hong Kong) (a)	142,646

		172,274

	Total Consumer Discretionary	5,167,366

	Consumer Staples — 6.7%
	Beverages — 0.8%
5,600	Constellation Brands, Inc., Class A (a)	291,872

	Food & Staples Retailing — 0.6%
6,600	Kroger Co. (The)	227,964

	Food Products — 3.3%
11,300	Campbell Soup Co.	506,127
6,500	Ingredion, Inc.	426,530
10,900	Tyson Foods, Inc., Class A	279,912

		1,212,569

	Personal Products — 0.2%
4,500	Coty, Inc., Class A (a)	77,310

	Tobacco — 1.8%
14,500	Lorillard, Inc.	633,360

	Total Consumer Staples	2,443,075

	Energy — 6.2%
	Energy Equipment & Services — 1.6%
601	Baker Hughes, Inc.	27,724
1,000	Dresser-Rand Group, Inc. (a)	59,980
1,168	National Oilwell Varco, Inc.	80,476
4,000	Oil States International, Inc. (a)	370,560
700	Unit Corp. (a)	29,806

		568,546

	Oil, Gas & Consumable Fuels — 4.6%
1,500	Cabot Oil & Gas Corp.	106,530
2,500	Cimarex Energy Co.	162,475
700	Continental Resources, Inc. (a)	60,242
5,395	Energen Corp.	281,943
3,200	EQT Corp.	253,984
1,300	Marathon Petroleum Corp.	92,378
4,200	Murphy Oil Corp.	255,738

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
2,700	Newfield Exploration Co. (a)	64,503
2,440	Noble Energy, Inc.	146,497
4,600	Peabody Energy Corp.	67,344
2,400	Tesoro Corp.	125,568
2,400	Valero Energy Corp.	83,448

		1,700,650

	Total Energy	2,269,196

	Financials — 18.4%
	Capital Markets — 1.3%
2,000	Affiliated Managers Group, Inc. (a) (m)	327,880
9,800	American Capital Ltd. (a)	124,166

		452,046

	Commercial Banks — 2.5%
800	BankUnited, Inc.	20,808
1,250	BOK Financial Corp.	80,063
6,700	Huntington Bancshares, Inc.	52,796
14,400	KeyCorp	158,976
600	M&T Bank Corp.	67,050
8,600	Regions Financial Corp.	81,958
2,100	Signature Bank (a)	174,342
3,400	SVB Financial Group (a)	283,288

		919,281

	Consumer Finance — 1.7%
13,300	Discover Financial Services	633,612

	Diversified Financial Services — 0.3%
3,050	NASDAQ OMX Group, Inc. (The)	100,010

	Insurance — 4.7%
1,850	Allied World Assurance Co. Holdings AG, (Switzerland)	169,293
4,950	American Financial Group, Inc.	242,105
1,500	Aon plc, (United Kingdom)	96,525
1,850	Arch Capital Group Ltd., (Bermuda) (a)	95,108
1,700	Assurant, Inc.	86,547
8,100	Assured Guaranty Ltd., (Bermuda)	178,686
1,150	Axis Capital Holdings Ltd., (Bermuda)	52,647
500	Everest Re Group Ltd., (Bermuda)	64,130
3,200	Hartford Financial Services Group, Inc.	98,944
2,200	Lincoln National Corp.	80,234
2,900	Principal Financial Group, Inc.	108,605
2,800	Protective Life Corp.	107,548
1,000	Torchmark Corp.	65,140
6,800	Unum Group	199,716
2,300	Validus Holdings Ltd., (Bermuda)	83,076

		1,728,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.6%
1,100	American Capital Agency Corp.	25,289
5,900	Annaly Capital Management, Inc.	74,163
5,400	Apartment Investment & Management Co., Class A	162,216
200	AvalonBay Communities, Inc.	26,982
5,200	Brandywine Realty Trust	70,304
1,000	Camden Property Trust	69,140
1,600	Chimera Investment Corp.	4,800
3,225	CommonWealth REIT	74,562
3,500	DDR Corp.	58,275
3,900	Digital Realty Trust, Inc.	237,900
3,000	Douglas Emmett, Inc. (m)	74,850
20,100	Duke Realty Corp.	313,359
1,400	Equity Residential	81,284
1,300	Extra Space Storage, Inc.	54,509
2,900	Health Care REIT, Inc.	194,387
10,310	Hospitality Properties Trust	270,947
6,900	Host Hotels & Resorts, Inc.	116,403
1,850	Mack-Cali Realty Corp.	45,306
1,000	Mid-America Apartment Communities, Inc.	67,770
2,700	Post Properties, Inc.	133,623
4,700	Retail Properties of America, Inc., Class A	67,116
500	SL Green Realty Corp.	44,095
2,400	Taubman Centers, Inc.	180,360
2,622	Ventas, Inc.	182,124
2,500	WP Carey, Inc.	165,425

		2,795,189

	Real Estate Management & Development — 0.3%
200	Jones Lang LaSalle, Inc.	18,228
4,900	St. Joe Co. (The) (a)	103,145

		121,373

	Total Financials	6,749,815

	Health Care — 10.7%
	Biotechnology — 3.3%
2,500	Alexion Pharmaceuticals, Inc. (a)	230,600
2,600	BioMarin Pharmaceutical, Inc. (a)	145,054
3,600	Medivation, Inc. (a)	177,120
1,700	Pharmacyclics, Inc. (a)	135,099
4,300	Quintiles Transnational Holdings, Inc. (a)	183,008
4,400	Vertex Pharmaceuticals, Inc. (a)	351,428

		1,222,309

	Health Care Equipment & Supplies — 2.3%
14,500	Alere, Inc. (a)	355,250
800	Cooper Cos., Inc. (The)	95,240

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
6,700	Hologic, Inc. (a)	129,310
3,700	Zimmer Holdings, Inc.	277,278

		857,078

	Health Care Providers & Services — 3.9%
8,400	AmerisourceBergen Corp.	468,972
3,100	Catamaran Corp. (a)	151,032
5,300	Community Health Systems, Inc.	248,464
5,600	HCA Holdings, Inc.	201,936
4,100	Humana, Inc.	345,958

		1,416,362

	Life Sciences Tools & Services — 0.7%
3,200	Life Technologies Corp. (a)	236,832

	Pharmaceuticals — 0.5%
1,500	Perrigo Co.	181,500

	Total Health Care	3,914,081

	Industrials — 13.7%
	Aerospace & Defense — 1.7%
1,200	Alliant Techsystems, Inc.	98,796
6,166	Huntington Ingalls Industries, Inc.	348,256
2,050	L-3 Communications Holdings, Inc.	175,767
200	Northrop Grumman Corp.	16,560

		639,379

	Airlines — 0.6%
1,700	Copa Holdings S.A., (Panama), Class A	222,904

	Commercial Services & Supplies — 1.4%
20,700	KAR Auction Services, Inc.	473,409
3,030	R.R. Donnelley & Sons Co.	42,450

		515,859

	Construction & Engineering — 2.6%
13,800	AECOM Technology Corp. (a) (m)	438,702
3,000	Chicago Bridge & Iron Co. N.V., (Netherlands)	178,980
5,600	KBR, Inc.	182,000
3,200	URS Corp.	151,104

		950,786

	Electrical Equipment — 1.0%
2,100	Babcock & Wilcox Co. (The)	63,063
2,950	Hubbell, Inc., Class B	292,050
500	Regal-Beloit Corp.	32,420

		387,533

	Machinery — 4.5%
3,400	AGCO Corp. (m)	170,646
700	Gardner Denver, Inc.	52,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
5,700	Ingersoll-Rand plc, (Ireland)	316,464
2,200	Lincoln Electric Holdings, Inc.	125,994
2,000	Oshkosh Corp. (a)	75,940
4,745	Parker Hannifin Corp.	452,673
5,200	Timken Co.	292,656
2,500	Toro Co. (The)	113,525
500	WABCO Holdings, Inc. (a)	37,345

		1,637,869

	Marine — 0.3%
1,200	Kirby Corp. (a)	95,448

	Professional Services — 1.0%
6,600	Manpowergroup, Inc.	361,680

	Road & Rail — 0.5%
5,000	CSX Corp.	115,950
1,300	Landstar System, Inc.	66,950

		182,900

	Trading Companies & Distributors — 0.1%
1,300	Air Lease Corp.	35,867

	Total Industrials	5,030,225

	Information Technology — 16.3%
	Communications Equipment — 0.6%
2,700	Harris Corp.	132,975
1,700	Motorola Solutions, Inc.	98,141

		231,116

	Computers & Peripherals — 1.4%
7,950	Western Digital Corp.	493,616

	Electronic Equipment, Instruments & Components — 1.8%
3,800	Arrow Electronics, Inc. (a)	151,430
7,200	Avnet, Inc. (a)	241,920
6,800	CDW Corp. (a)	126,616
1,800	Tech Data Corp. (a)	84,762
4,200	Vishay Intertechnology, Inc. (a)	58,338

		663,066

	Internet Software & Services — 1.1%
2,200	LinkedIn Corp., Class A (a)	392,260

	IT Services — 4.1%
3,150	Alliance Data Systems Corp. (a)	570,244
2,900	Booz Allen Hamilton Holding Corp.	50,402
9,900	Computer Sciences Corp.	433,323
1,300	DST Systems, Inc.	84,929
3,000	Fidelity National Information Services, Inc.	128,520
3,300	Lender Processing Services, Inc.	106,755

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
7,800	VeriFone Systems, Inc. (a)	131,118

		1,505,291

	Office Electronics — 0.7%
28,700	Xerox Corp.	260,309

	Semiconductors & Semiconductor Equipment — 2.8%
1,300	Analog Devices, Inc.	58,578
11,900	Applied Materials, Inc.	177,429
1,600	KLA-Tencor Corp.	89,168
1,500	Lam Research Corp. (a)	66,510
13,500	LSI Corp. (a)	96,390
25,200	Marvell Technology Group Ltd., (Bermuda)	295,092
10,600	NVIDIA Corp.	148,718
6,100	Teradyne, Inc. (a)	107,177

		1,039,062

	Software — 3.8%
32,800	Activision Blizzard, Inc. (m)	467,728
700	Autodesk, Inc. (a)	23,758
14,900	CA, Inc.	426,587
2,000	Cadence Design Systems, Inc. (a)	28,960
3,100	Rovi Corp. (a)	70,804
13,300	Symantec Corp.	298,851
2,200	Synopsys, Inc. (a)	78,650

		1,395,338

	Total Information Technology	5,980,058

	Materials — 4.7%
	Chemicals — 2.3%
1,200	CF Industries Holdings, Inc.	205,800
2,300	Huntsman Corp.	38,088
2,916	PPG Industries, Inc.	426,931
2,500	Valspar Corp. (The)	161,675

		832,494

	Containers & Packaging — 0.6%
2,100	Crown Holdings, Inc. (a)	86,373
500	Greif, Inc., Class A	26,335
400	Rock Tenn Co., Class A	39,952
3,500	Sealed Air Corp.	83,825

		236,485

	Metals & Mining — 0.9%
800	Nucor Corp.	34,656
4,000	Reliance Steel & Aluminum Co.	262,240
3,400	Steel Dynamics, Inc.	50,694

		347,590

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.9%
1,700	Domtar Corp., (Canada)	113,050
4,800	International Paper Co.	212,688

		325,738

	Total Materials	1,742,307

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.9%
85,200	Frontier Communications Corp.	345,060

	Wireless Telecommunication Services — 0.8%
2,400	Crown Castle International Corp. (a)	173,736
1,600	SBA Communications Corp., Class A (a)	118,592

		292,328

	Total Telecommunication Services	637,388

	Utilities — 6.3%
	Electric Utilities — 0.2%
2,300	NV Energy, Inc.	53,958
500	Pinnacle West Capital Corp.	27,735

		81,693

	Gas Utilities — 0.6%
5,350	UGI Corp.	209,239

	Independent Power Producers & Energy Traders — 0.8%
25,800	AES Corp. (m)	309,342

	Multi-Utilities — 4.7%
2,550	Alliant Energy Corp.	128,571
3,600	Ameren Corp.	123,984
11,030	CenterPoint Energy, Inc.	259,095
4,800	CMS Energy Corp.	130,416
2,400	Consolidated Edison, Inc.	139,944
4,100	DTE Energy Co.	274,741
3,150	MDU Resources Group, Inc.	81,616
3,100	SCANA Corp.	152,210
3,800	Sempra Energy	310,688
6,800	TECO Energy, Inc.	116,892

		1,718,157

	Total Utilities	2,318,431

	Total Common Stocks (Cost $28,162,054)	36,251,942

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
60,000	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $60,010)	60,035

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
314,310	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $314,310)	314,310

	Total Investments — 99.8% (Cost $28,536,374)	36,626,287
	Other Assets in Excess of Liabilities — 0.2%	57,718

	NET ASSETS — 100.0%	$36,684,005

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	S&P Mid Cap 400	09/20/13	$463,160	$(923)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$36,311,977
Investments in affiliates, at value	314,310

Total investment securities, at value	36,626,287
Receivables:
Investment securities sold	1,760,333
Portfolio shares sold	750
Interest and dividends from non-affiliates	44,793
Dividends from affiliates	20
Variation margin on futures contracts	146

Total Assets	38,432,329

LIABILITIES:
Payables:
Investment securities purchased	1,660,126
Portfolio shares redeemed	17,473
Accrued liabilities:
Investment advisory fees	19,307
Distribution fees	5
Custodian and accounting fees	6,670
Trustees’ and Chief Compliance Officer’s fees	19
Other	44,724

Total Liabilities	1,748,324

Net Assets	$36,684,005

NET ASSETS:
Paid-in-Capital	$27,291,646
Accumulated undistributed (distributed in excess of) net investment income	150,955
Accumulated net realized gains (losses)	1,152,414
Net unrealized appreciation (depreciation)	8,088,990

Total Net Assets	$36,684,005

Net Assets:
Class 1	$36,661,909
Class 2	22,096

Total	$36,684,005

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,791,989
Class 2	1,081

Net Asset Value, offering and redemption price per share (a):
Class 1	$20.46
Class 2	20.44

Cost of investments in non-affiliates	$28,222,064
Cost of investments in affiliates	314,310

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$314,063
Dividend income from affiliates	223
Interest income from non-affiliates	63

Total investment income	314,349

EXPENSES:
Investment advisory fees	123,115
Administration fees	15,972
Distribution fees — Class 2	26
Custodian and accounting fees	16,118
Professional fees	23,870
Trustees’ and Chief Compliance Officer’s fees	215
Printing and mailing costs	7,666
Transfer agent fees	2,337
Other	3,636

Total expenses	192,955

Less amounts waived	(23,123)

Net expenses	169,832

Net investment income (loss)	144,517

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,259,426
Futures	149,902

Net realized gains (losses)	3,409,328

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,698,942
Futures	(12,663)

Change in net unrealized appreciation/depreciation	2,686,279

Net realized/unrealized gains (losses)	6,095,607

Change in net assets resulting from operations	$6,240,124

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$144,517	$433,636
Net realized gain (loss)	3,409,328	1,618,289
Change in net unrealized appreciation/depreciation	2,686,279	3,079,445

Change in net assets resulting from operations	6,240,124	5,131,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(425,516)	(257,920)
Class 2
From net investment income	(190)	(100)

Total distributions to shareholders	(425,706)	(258,020)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,187,341)	(414,429)

NET ASSETS:
Change in net assets	627,077	4,458,921
Beginning of period	36,056,928	31,598,007

End of period	$36,684,005	$36,056,928

Accumulated undistributed (distributed in excess of) net investment income	$150,955	$432,144

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$968,464	$7,029,673
Distributions reinvested	425,516	257,920
Cost of shares redeemed	(6,581,511)	(7,702,122)

Change in net assets resulting from Class 1 capital transactions	$(5,187,531)	$(414,529)

Class 2
Proceeds from shares issued	$—	$2
Distributions reinvested	190	100
Cost of shares redeemed	—	(2)

Change in net assets resulting from Class 2 capital transactions	$190	$100

Total change in net assets resulting from capital transactions	$(5,187,341)	$(414,429)

SHARE TRANSACTIONS:
Class 1
Issued	48,558	424,954
Reinvested	21,567	15,528
Redeemed	(328,357)	(459,751)

Change in Class 1 Shares	(258,232)	(19,269)

Class 2
Issued	—	1
Reinvested	9	6
Redeemed	—	— (a)

Change in Class 2 Shares	9	7

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$17.58	$0.07	(f)	$3.03	$3.10	$(0.22)	$—	$(0.22)
Year Ended December 31, 2012	15.26	0.21	(f)(g)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12	(f)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(f)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	17.54	0.05	(f)	3.03	3.08	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(f)(g)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(f)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(f)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f))	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$20.46	17.68%	$36,661,909	0.90%	0.76%		1.02%	28%
17.58	16.13	36,038,129	0.90	1.28	(g)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46
13.23	35.66	42,810,183	0.90	1.37		1.15	74
9.92	(38.82)	39,157,400	0.90	1.10		1.01	101

20.44	17.58	22,096	1.14	0.54		1.27	28
17.54	15.82	18,799	1.15	1.00	(g)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46
13.22	35.37	13,862	1.15	1.14		1.40	74
9.90	(38.98)	10,240	1.15	0.87		1.27	101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,566,252	$60,035	$—	$36,626,287

Depreciation in Other Financial Instruments
Futures Contracts	$(923)	$—	$—	$(923)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the six months ended June 30, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	$749,586
Ending Notional Balance Long	463,160

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$6,488	$15,972	$22,460

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $663.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$10,308,320	$15,047,570

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$28,536,374	$8,552,009	$462,096	$8,089,913

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$2,125,334	$2,125,334

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,176.80	$4.86	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,175.80	6.15	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013	SAN-JPMITIMCP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.91%
Russell Midcap Growth Index	14.70%

Net Assets as of 6/30/2013	$50,726,311

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (“S&P 500”), generated strong results for the six months ended June 30, 2013. The S&P 500 generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the S&P 500 to post several all-time highs over the first five months of 2013. The S&P 500 then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the S&P 500 again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, mid-cap growth stocks, as measured by the Russell Midcap Growth Index (the “Benchmark”), finished the six months ended June 30, 2013 with a 14.70% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the financial services and health care sectors was the main contributor to relative performance. The Portfolio’s stock selection in the consumer discretionary sector, and an underweight to consumer staples, detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Tesla Motors, Inc., FleetCor Technologies, Inc. and Valeant Pharmaceuticals International, Inc. Tesla Motors, Inc., an electric car maker, released strong first quarter 2013 results, as the company showed that it was a successful new entrant into the automotive industry. The company was ramping up production of its technology-leading Model S luxury electric sedan, and appeared to be moving into positive free cash flow territory. Shares of FleetCor Technologies, Inc., a global payments solutions provider in the transportation sector, rose as the company continued to have organic growth and make progress on improving its recent acquisitions in international markets where the industry is in its infancy of development. Shares of Valeant Pharmaceuticals International, Inc. continued to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year.

Individual detractors to relative performance included positions in F5 Networks Inc., a leader in application delivery networking, Thoratec Corp., a circulatory medical device maker, and Aruba Networks, Inc., a networking vendor selling enterprise wireless local area network (LAN) and networking equipment. F5 Networks has struggled as investors have questioned the validity of its growth rate. Thoratec Corp. has underperformed due to poor execution and declining market share, as well as company growth falling below expectations. Aruba Networks has struggled with meeting high growth expectations and, as a result, has experienced a sharply declining share price.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweights versus the Benchmark were in the producer durables and financial services sectors. The Portfolio’s largest underweights versus the Benchmark were in the consumer staples and consumer durables sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.6%
2.	Sherwin-Williams Co. (The)	2.1
3.	Alliance Data Systems Corp.	1.9
4.	Harley-Davidson, Inc.	1.8
5.	Michael Kors Holdings Ltd. (Hong Kong)	1.8
6.	Pall Corp.	1.8
7.	Valeant Pharmaceuticals International, Inc.	1.8
8.	Avago Technologies Ltd. (Singapore)	1.7
9.	Amphenol Corp., Class A	1.7
10.	J.B. Hunt Transport Services, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.4%
Industrials	20.0
Information Technology	18.7
Health Care	15.1
Financials	10.5
Energy	6.6
Materials	3.6
Consumer Staples	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	15.91%	24.45%	6.65%	9.08%
CLASS 2 SHARES	8/16/06	15.77	24.10	6.37	8.89

*	Not annualized.

TEN YEAR PERFORMANCE (06/30/03 TO 06/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 22.3%
	Automobiles — 2.6%
17,000	Harley-Davidson, Inc.	931,940
3,625	Tesla Motors, Inc. (a)	389,434

		1,321,374

	Hotels, Restaurants & Leisure — 3.0%
20,100	Marriott International, Inc., Class A	811,437
5,700	Wynn Resorts Ltd.	729,600

		1,541,037

	Household Durables — 1.1%
5,100	Mohawk Industries, Inc. (a)	573,699

	Media — 1.6%
6,000	Discovery Communications, Inc., Class A (a)	463,260
5,800	Madison Square Garden Co. (The), Class A (a)	343,650

		806,910

	Specialty Retail — 10.3%
9,800	GameStop Corp., Class A	411,894
15,100	GNC Holdings, Inc., Class A	667,571
11,500	O’Reilly Automotive, Inc. (a)	1,295,130
1,100	PetSmart, Inc.	73,689
11,900	Ross Stores, Inc.	771,239
5,825	Tractor Supply Co.	685,078
15,100	Urban Outfitters, Inc. (a)	607,322
13,000	Williams-Sonoma, Inc.	726,570

		5,238,493

	Textiles, Apparel & Luxury Goods — 3.7%
8,400	Lululemon Athletica, Inc., (Canada) (a)	550,368
14,800	Michael Kors Holdings Ltd., (Hong Kong) (a)	917,896
6,400	Under Armour, Inc., Class A (a)	382,144

		1,850,408

	Total Consumer Discretionary	11,331,921

	Consumer Staples — 1.4%
	Food Products — 0.6%
18,800	WhiteWave Foods Co., Class A (a)	305,500

	Personal Products — 0.8%
18,900	Avon Products, Inc.	397,467

	Total Consumer Staples	702,967

	Energy — 6.6%
	Energy Equipment & Services — 2.0%
7,070	Cameron International Corp. (a)	432,401
8,000	Oceaneering International, Inc.	577,600

		1,010,001

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.6%
10,600	Cabot Oil & Gas Corp.	752,812
7,500	Concho Resources, Inc. (a)	627,900
8,800	Plains All American Pipeline LP	491,128
6,100	Range Resources Corp.	471,652

		2,343,492

	Total Energy	3,353,493

	Financials — 10.4%
	Capital Markets — 3.0%
24,200	Blackstone Group LP (The)	509,652
11,900	Lazard Ltd., (Bermuda), Class A	382,585
8,730	T. Rowe Price Group, Inc.	638,599

		1,530,836

	Commercial Banks — 2.8%
15,400	East West Bancorp, Inc.	423,500
4,400	M&T Bank Corp.	491,700
5,825	Signature Bank (a)	483,592

		1,398,792

	Diversified Financial Services — 1.6%
13,100	Moody’s Corp.	798,183

	Insurance — 2.0%
6,300	Aon plc, (United Kingdom)	405,405
13,300	Axis Capital Holdings Ltd., (Bermuda)	608,874

		1,014,279

	Real Estate Investment Trusts (REITs) — 0.7%
10,000	Prologis, Inc.	377,200

	Real Estate Management & Development — 0.3%
7,200	CBRE Group, Inc., Class A (a)	168,192

	Total Financials	5,287,482

	Health Care — 15.1%
	Biotechnology — 3.8%
3,340	Alexion Pharmaceuticals, Inc. (a)	308,082
5,600	Onyx Pharmaceuticals, Inc. (a)	610,400
1,525	Regeneron Pharmaceuticals, Inc. (a)	342,942
8,000	Vertex Pharmaceuticals, Inc. (a)	638,960

		1,900,384

	Health Care Equipment & Supplies — 1.0%
8,000	Sirona Dental Systems, Inc. (a)	527,040

	Health Care Providers & Services — 3.7%
19,900	Brookdale Senior Living, Inc. (a)	526,156
3,300	DaVita HealthCare Partners, Inc. (a)	398,640
12,000	Health Net, Inc. (a)	381,840
6,510	Humana, Inc.	549,314

		1,855,950

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 3.6%
17,700	Agilent Technologies, Inc.	756,852
20,200	Bruker Corp. (a)	326,230
9,720	Illumina, Inc. (a)	727,445

		1,810,527

	Pharmaceuticals — 3.0%
5,175	Actavis, Inc. (a)	653,188
10,300	Valeant Pharmaceuticals International, Inc. (a)	886,624

		1,539,812

	Total Health Care	7,633,713

	Industrials — 19.9%
	Airlines — 1.3%
35,000	Delta Air Lines, Inc. (a)	654,850

	Building Products — 1.1%
14,700	Fortune Brands Home & Security, Inc.	569,478

	Commercial Services & Supplies — 1.4%
6,340	Stericycle, Inc. (a)	700,126

	Construction & Engineering — 1.2%
10,200	Fluor Corp.	604,962

	Electrical Equipment — 1.8%
7,100	Acuity Brands, Inc.	536,192
10,900	Generac Holdings, Inc.	403,409

		939,601

	Industrial Conglomerates — 1.5%
12,200	Carlisle Cos., Inc.	760,182

	Machinery — 3.8%
11,075	Flowserve Corp.	598,161
13,500	Pall Corp.	896,805
7,994	Wabtec Corp.	427,119

		1,922,085

	Marine — 1.2%
7,700	Kirby Corp. (a)	612,458

	Professional Services — 0.9%
14,300	Nielsen Holdings N.V.	480,337

	Road & Rail — 2.6%
3,900	Canadian Pacific Railway Ltd., (Canada)	473,382
11,500	J.B. Hunt Transport Services, Inc.	830,760

		1,304,142

	Trading Companies & Distributors — 3.1%
18,900	Air Lease Corp.	521,451
25,100	HD Supply Holdings, Inc. (a)	471,629

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
7,450	MSC Industrial Direct Co., Inc., Class A	577,077

		1,570,157

	Total Industrials	10,118,378

	Information Technology — 18.6%
	Communications Equipment — 1.7%
15,800	Aruba Networks, Inc. (a)	242,688
4,400	F5 Networks, Inc. (a)	302,720
7,300	Palo Alto Networks, Inc. (a)	307,768

		853,176

	Electronic Equipment, Instruments & Components — 1.7%
10,800	Amphenol Corp., Class A	841,752

	Internet Software & Services — 2.9%
12,200	Akamai Technologies, Inc. (a)	519,110
3,500	LinkedIn Corp., Class A (a)	624,050
5,150	OpenTable, Inc. (a)	329,343

		1,472,503

	IT Services — 4.1%
5,170	Alliance Data Systems Corp. (a)	935,925
15,100	CoreLogic, Inc. (a)	349,867
9,475	FleetCor Technologies, Inc. (a)	770,318

		2,056,110

	Semiconductors & Semiconductor Equipment — 5.2%
43,600	Applied Materials, Inc.	650,076
23,500	Avago Technologies Ltd., (Singapore)	878,430
6,800	KLA-Tencor Corp.	378,964
19,100	Xilinx, Inc.	756,551

		2,664,021

	Software — 3.0%
11,100	Red Hat, Inc. (a)	530,802
5,800	SolarWinds, Inc. (a)	225,098
8,100	Splunk, Inc. (a)	375,516
6,200	Workday, Inc., Class A (a)	397,358

		1,528,774

	Total Information Technology	9,416,336

	Materials — 3.6%
	Chemicals — 3.6%
5,125	PPG Industries, Inc.	750,351
6,000	Sherwin-Williams Co. (The)	1,059,600

	Total Materials	1,809,951

	Total Common Stocks (Cost $41,229,269)	49,654,241

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
866,831	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $866,831)	866,831

	Total Investments — 99.6% (Cost $42,096,100)	50,521,072
	Other Assets in Excess of Liabilities — 0.4%	205,239

	NET ASSETS — 100.0%	$50,726,311

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$49,654,241
Investments in affiliates, at value	866,831

Total investment securities, at value	50,521,072
Receivables:
Investment securities sold	953,018
Portfolio shares sold	2,494
Dividends from non-affiliates	15,146
Dividends from affiliates	36

Total Assets	51,491,766

LIABILITIES:
Payables:
Investment securities purchased	629,516
Portfolio shares redeemed	61,443
Accrued liabilities:
Investment advisory fees	27,137
Administration fees	1,321
Distribution fees	5
Custodian and accounting fees	7,068
Trustees’ and Chief Compliance Officer’s fees	27
Other	38,938

Total Liabilities	765,455

Net Assets	$50,726,311

NET ASSETS:
Paid-in-Capital	$32,272,413
Accumulated undistributed net investment income	32,828
Accumulated net realized gains (losses)	9,996,098
Net unrealized appreciation (depreciation)	8,424,972

Total Net Assets	$50,726,311

Net Assets:
Class 1	$50,702,462
Class 2	23,849

Total	$50,726,311

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,554,142
Class 2	1,225

Net Asset Value, offering and redemption price per share (a):
Class 1	$19.85
Class 2	19.47
Cost of investments in non-affiliates	$41,229,269
Cost of investments in affiliates	866,831

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$293,681
Dividend income from affiliates	274

Total investment income	293,955

EXPENSES:
Investment advisory fees	208,450
Administration fees	27,052
Distribution fees — Class 2	28
Custodian and accounting fees	15,160
Interest expense to affiliates	236
Professional fees	24,289
Trustees’ and Chief Compliance Officer’s fees	392
Printing and mailing costs	11,126
Transfer agent fees	2,256
Other	5,494

Total expenses	294,483

Less amounts waived	(6,623)

Net expenses	287,860

Net investment income (loss)	6,095

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10,248,105
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(397,466)

Net realized/unrealized gains (losses)	9,850,639

Change in net assets resulting from operations	$9,856,734

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,095	$85,706
Net realized gain (loss)	10,248,105	5,174,762
Change in net unrealized appreciation/depreciation	(397,466)	4,973,723

Change in net assets resulting from operations	9,856,734	10,234,191

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(46,208)	—
From net realized gains	(4,354,443)	(817,797)
Class 2
From net realized gains	(1,413)	(243)

Total distributions to shareholders	(4,402,064)	(818,040)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(21,986,584)	(6,760,984)

NET ASSETS:
Change in net assets	(16,531,914)	2,655,167
Beginning of period	67,258,225	64,603,058

End of period	$50,726,311	$67,258,225

Accumulated undistributed net investment income	$32,828	$72,941

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,518,079	$6,031,656
Distributions reinvested	4,400,651	817,797
Cost of shares redeemed	(27,906,727)	(13,610,680)

Change in net assets resulting from Class 1 capital transactions	$(21,987,997)	$(6,761,227)

Class 2
Distributions reinvested	1,413	243

Change in net assets resulting from Class 2 capital transactions	$1,413	$243

Total change in net assets resulting from capital transactions	$(21,986,584)	$(6,760,984)

SHARE TRANSACTIONS:
Class 1
Issued	78,087	347,136
Reinvested	233,456	45,458
Redeemed	(1,450,439)	(767,875)

Change in Class 1 Shares	(1,138,896)	(375,281)

Class 2
Reinvested	76	14

Change in Class 2 Shares	76	14

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$18.21	$—	(f)(g)(h)	$2.88	$2.88	$(0.01)	$(1.23)	$(1.24)
Year Ended December 31, 2012	15.88	0.02	(i)	2.52	2.54	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.91	(0.02)		(1.01)	(1.03)	—	—	—
Year Ended December 31, 2010	13.46	(0.02)		3.47	3.45	—	—	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	4.05	—	—	—
Year Ended December 31, 2008	20.69	(0.05)		(7.84)	(7.89)	—	(3.39)	(3.39)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	17.89	(0.01	)(g)(h)	2.82	2.81	—	(1.23)	(1.23)
Year Ended December 31, 2012	15.64	(0.02	)(i)	2.48	2.46	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.71	(0.05)		(1.02)	(1.07)	—	—	—
Year Ended December 31, 2010	13.33	(0.04)		3.42	3.38	—	—	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	3.99	—	—	—
Year Ended December 31, 2008	20.62	(0.06)		(7.83)	(7.89)	—	(3.39)	(3.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.02) and $(0.03) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.15)% and (0.32)% for Class 1 and Class 2 Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.03) and $(0.08) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.20)% and (0.45)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.85	16.20%	$50,702,462	0.90%	0.02	%(h)	0.92%	37%
18.21	16.04	67,237,679	0.89	0.13	(i)	0.90	69
15.88	(6.09)	64,585,309	0.85	(0.08)		0.86	72
16.91	25.63	80,620,361	0.90	(0.10)		0.97	76
13.46	43.04	80,982,829	0.90	(0.14)		1.03	85
9.41	(43.78)	66,522,316	0.90	(0.31)		0.91	95

19.47	16.07	23,849	1.15	(0.14	)(h)	1.17	37
17.89	15.77	20,546	1.14	(0.12	)(i)	1.15	69
15.64	(6.40)	17,749	1.09	(0.32)		1.11	72
16.71	25.36	18,957	1.15	(0.34)		1.22	76
13.33	42.72	15,126	1.15	(0.40)		1.28	85
9.34	(43.96)	10,596	1.15	(0.56)		1.16	95

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$50,521,072	$—	$—	$50,521,072

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the period ended June 30, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$2,619	$3,179	$5,798

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $825.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$23,741,676	$50,443,136

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$42,096,100	$9,160,232	$735,260	$8,424,972

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$1,162.00	$4.82	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,160.70	6.16	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITMCGP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.53%
Russell Midcap Value Index	16.10%

Net Assets as of 6/30/2013	$348,219,774

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (“S&P 500”), generated strong results during the six months ended June 30, 2013. The S&P 500 generated a positive return during each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the S&P 500 to post several all-time highs over the first five months of 2013. The S&P 500 then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the S&P 500 again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, mid-cap value stocks, as measured by the Russell Midcap Value Index (the “Benchmark”), finished the six months ended June 30, 2013 with a 16.10% return.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the information technology and industrials sectors was the main detractor to relative performance. The Portfolio’s stock selection and underweights versus the Benchmark in the financials and energy sectors contributed to relative performance.

Individual detractors from relative performance included three stocks that were in the Benchmark but not in the Portfolio during the reporting period: Micron Technology, Inc., a manufacturer and marketer of semiconductor devices, Boston Scientific Co., a worldwide developer, manufacturer and marketer of medical devices, and Eaton Corp. PLC, a diversified power management company. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Portfolio’s relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Charles Schwab Corp., Gap, Inc. and Bed, Bath & Beyond, Inc. Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities. Shares of Gap, Inc., a multinational clothing and accessories retailer, rose sharply during the period as the company closed underperforming stores and opened new outlets that it believed will be more appealing to cost-conscious shoppers. Bed, Bath & Beyond, Inc., which operates a chain of domestic merchandise retail stores, gained market share on its rivals, partially due to better merchandising and strategy execution.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight versus the Benchmark continued to be in the consumer discretionary sector. The Portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.7%
2.	Ball Corp.	1.7
3.	Loews Corp.	1.7
4.	Energen Corp.	1.6
5.	Kohl’s Corp.	1.5
6.	AutoZone, Inc.	1.5
7.	Analog Devices, Inc.	1.5
8.	Ameriprise Financial, Inc.	1.5
9.	Amphenol Corp., Class A	1.4
10.	Fifth Third Bancorp	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Consumer Discretionary	21.2
Industrials	9.7
Utilities	9.2
Information Technology	8.4
Materials	7.4
Energy	5.5
Health Care	4.9
Consumer Staples	4.5
Telecommunication Services	0.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	9/28/01	15.53%	25.85%	10.30%	10.53%

*	Not annualized

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index, the Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index are indices based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 21.2%
	Distributors — 0.8%
38,130	Genuine Parts Co.	2,976,809

	Hotels, Restaurants & Leisure — 2.2%
31,951	Darden Restaurants, Inc.	1,612,886
81,986	Marriott International, Inc., Class A	3,309,775
40,400	Yum! Brands, Inc.	2,801,336

		7,723,997

	Household Durables — 1.5%
36,620	Jarden Corp. (a)	1,602,125
32,690	Mohawk Industries, Inc. (a)	3,677,298

		5,279,423

	Internet & Catalog Retail — 1.6%
56,510	Expedia, Inc.	3,399,077
33,490	TripAdvisor, Inc. (a)	2,038,536

		5,437,613

	Media — 2.7%
41,720	Cablevision Systems Corp., Class A	701,731
52,830	CBS Corp. (Non-Voting), Class B	2,581,802
93,004	Clear Channel Outdoor Holdings, Inc., Class A (a)	693,810
98,770	DISH Network Corp., Class A	4,199,700
48,900	Gannett Co., Inc.	1,196,094

		9,373,137

	Multiline Retail — 2.8%
71,070	Family Dollar Stores, Inc.	4,428,372
105,200	Kohl’s Corp.	5,313,652

		9,742,024

	Specialty Retail — 7.7%
12,460	AutoZone, Inc. (a)	5,279,177
67,170	Bed Bath & Beyond, Inc. (a)	4,762,353
113,290	Gap, Inc. (The)	4,727,592
41,700	PetSmart, Inc.	2,793,483
28,810	Tiffany & Co.	2,098,520
66,010	TJX Cos., Inc.	3,304,461
70,430	Williams-Sonoma, Inc.	3,936,333

		26,901,919

	Textiles, Apparel & Luxury Goods — 1.9%
28,500	PVH Corp.	3,563,925
15,290	V.F. Corp.	2,951,887

		6,515,812

	Total Consumer Discretionary	73,950,734

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.5%
	Beverages — 2.4%
61,130	Beam, Inc.	3,857,914
24,043	Brown-Forman Corp., Class B	1,624,105
65,791	Dr. Pepper Snapple Group, Inc.	3,021,781

		8,503,800

	Food Products — 1.2%
35,380	Hershey Co. (The)	3,158,726
9,220	JM Smucker Co. (The)	951,043

		4,109,769

	Household Products — 0.9%
31,000	Energizer Holdings, Inc.	3,115,810

	Total Consumer Staples	15,729,379

	Energy — 5.5%
	Oil, Gas & Consumable Fuels — 5.5%
52,204	Devon Energy Corp.	2,708,343
107,190	Energen Corp.	5,601,749
46,710	EQT Corp.	3,707,373
72,640	PBF Energy, Inc.	1,881,376
81,650	QEP Resources, Inc.	2,268,237
86,610	Williams Cos., Inc. (The)	2,812,227

	Total Energy	18,979,305

	Financials — 26.8%
	Capital Markets — 5.6%
64,000	Ameriprise Financial, Inc.	5,176,320
165,800	Charles Schwab Corp. (The)	3,519,934
135,640	Invesco Ltd.	4,313,352
54,320	Northern Trust Corp.	3,145,128
47,740	T. Rowe Price Group, Inc.	3,492,181

		19,646,915

	Commercial Banks — 6.5%
40,770	City National Corp.	2,583,595
26,640	Cullen/Frost Bankers, Inc.	1,778,753
271,200	Fifth Third Bancorp	4,895,160
45,170	First Republic Bank	1,738,142
188,830	Huntington Bancshares, Inc.	1,487,980
38,820	M&T Bank Corp.	4,338,135
111,800	SunTrust Banks, Inc.	3,529,526
73,700	Zions Bancorporation	2,128,456

		22,479,747

	Insurance — 9.4%
8,498	Alleghany Corp. (a)	3,257,368
34,500	Chubb Corp. (The)	2,920,425

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
91,830	Hartford Financial Services Group, Inc.	2,839,384
130,050	Loews Corp.	5,774,220
149,960	Marsh & McLennan Cos., Inc.	5,986,403
175,774	Old Republic International Corp.	2,262,211
15,293	OneBeacon Insurance Group Ltd., Class A	221,443
114,400	Unum Group	3,359,928
71,670	W.R. Berkley Corp.	2,928,436
104,200	XL Group plc, (Ireland)	3,159,344

		32,709,162

	Real Estate Investment Trusts (REITs) — 3.7%
136,710	Annaly Capital Management, Inc.	1,718,445
63,940	HCP, Inc.	2,905,434
88,330	Kimco Realty Corp.	1,892,912
49,420	Regency Centers Corp.	2,511,030
44,724	Vornado Realty Trust	3,705,383

		12,733,204

	Real Estate Management & Development — 0.6%
131,880	Brookfield Office Properties, Inc.	2,199,758

	Thrifts & Mortgage Finance — 1.0%
19,400	Capitol Federal Financial, Inc.	235,516
103,600	Hudson City Bancorp, Inc.	948,976
165,180	People’s United Financial, Inc.	2,461,182

		3,645,674

	Total Financials	93,414,460

	Health Care — 4.9%
	Health Care Equipment & Supplies — 0.8%
71,260	CareFusion Corp. (a)	2,625,931

	Health Care Providers & Services — 4.1%
56,700	AmerisourceBergen Corp.	3,165,561
65,690	Cigna Corp.	4,761,868
25,620	Henry Schein, Inc. (a)	2,453,115
46,890	Humana, Inc.	3,956,578

		14,337,122

	Total Health Care	16,963,053

	Industrials — 9.7%
	Building Products — 0.8%
73,250	Fortune Brands Home & Security, Inc.	2,837,705

	Commercial Services & Supplies — 0.3%
30,830	Republic Services, Inc.	1,046,370

	Electrical Equipment — 2.7%
81,530	AMETEK, Inc.	3,448,719
22,890	Hubbell, Inc., Class B	2,266,110

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
55,300	Regal-Beloit Corp.	3,585,652

		9,300,481

	Industrial Conglomerates — 1.1%
62,600	Carlisle Cos., Inc.	3,900,606

	Machinery — 2.6%
75,320	IDEX Corp.	4,052,969
85,900	Rexnord Corp. (a)	1,447,415
41,220	Snap-on, Inc.	3,684,244

		9,184,628

	Professional Services — 1.1%
62,940	Equifax, Inc.	3,709,054

	Trading Companies & Distributors — 1.1%
49,380	MSC Industrial Direct Co., Inc., Class A	3,824,975

	Total Industrials	33,803,819

	Information Technology — 8.4%
	Electronic Equipment, Instruments & Components — 2.9%
63,380	Amphenol Corp., Class A	4,939,837
113,890	Arrow Electronics, Inc. (a)	4,538,517
38,900	CDW Corp. (a)	724,318

		10,202,672

	IT Services — 1.3%
93,390	Jack Henry & Associates, Inc.	4,401,471

	Semiconductors & Semiconductor Equipment — 3.2%
115,130	Analog Devices, Inc.	5,187,758
34,310	KLA-Tencor Corp.	1,912,096
105,600	Xilinx, Inc.	4,182,816

		11,282,670

	Software — 1.0%
91,700	Synopsys, Inc. (a)	3,278,275

	Total Information Technology	29,165,088

	Materials — 7.4%
	Chemicals — 3.8%
40,700	Airgas, Inc.	3,885,222
65,346	Albemarle Corp.	4,070,402
11,530	Sherwin-Williams Co. (The)	2,036,198
41,660	Sigma-Aldrich Corp.	3,347,798

		13,339,620

	Containers & Packaging — 3.6%
142,080	Ball Corp.	5,902,003
31,970	Rock Tenn Co., Class A	3,193,164
71,900	Silgan Holdings, Inc.	3,376,424

		12,471,591

	Total Materials	25,811,211

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
43,390	Telephone & Data Systems, Inc.	1,069,564

	Utilities — 9.2%
	Electric Utilities — 3.3%
69,740	Edison International	3,358,679
37,170	NV Energy, Inc.	872,008
109,840	Westar Energy, Inc.	3,510,486
127,620	Xcel Energy, Inc.	3,616,751

		11,357,924

	Gas Utilities — 0.6%
87,820	Questar Corp.	2,094,507

	Multi-Utilities — 5.3%
147,640	CenterPoint Energy, Inc.	3,468,063
133,740	CMS Energy Corp.	3,633,716
141,440	NiSource, Inc.	4,050,842
54,670	Sempra Energy	4,469,819
73,200	Wisconsin Energy Corp.	3,000,468

		18,622,908

	Total Utilities	32,075,339

	Total Common Stocks (Cost $229,127,884)	340,961,952

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
7,214,366	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $7,214,366)	7,214,366

	Total Investments — 100.0% (Cost $236,342,250)	348,176,318
	Other Assets in Excess of Liabilities — 0.0% (g)	43,456

	NET ASSETS — 100.0%	$348,219,774

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$340,961,952
Investments in affiliates, at value	7,214,366

Total investment securities, at value	348,176,318
Receivables:
Investment securities sold	3,584,191
Portfolio shares sold	120,155
Dividends from non-affiliates	417,254
Dividends from affiliates	367

Total Assets	352,298,285

LIABILITIES:
Payables:
Investment securities purchased	3,646,462
Portfolio shares redeemed	182,388
Accrued liabilities:
Investment advisory fees	183,838
Administration fees	24,075
Custodian and accounting fees	7,444
Trustees’ and Chief Compliance Officer’s fees	86
Other	34,218

Total Liabilities	4,078,511

Net Assets	$348,219,774

NET ASSETS:
Paid-in-Capital	$233,525,686
Accumulated undistributed net investment income	1,664,340
Accumulated net realized gains (losses)	1,195,680
Net unrealized appreciation (depreciation)	111,834,068

Total Net Assets	$348,219,774

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value)	37,731,206

Net Asset Value, offering and redemption price per share (a)	$9.23

Cost of investments in non-affiliates	$229,127,884
Cost of investments in affiliates	7,214,366

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,904,856
Dividend income from affiliates	3,272

Total investment income	2,908,128

EXPENSES:
Investment advisory fees	1,068,575
Administration fees	138,600
Custodian and accounting fees	13,629
Professional fees	26,518
Trustees’ and Chief Compliance Officer’s fees	1,852
Printing and mailing costs	16,140
Transfer agent fees	3,288
Other	16,564

Total expenses	1,285,166

Less amounts waived	(11,266)

Net expenses	1,273,900

Net investment income (loss)	1,634,228

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10,419,317

Change in net unrealized appreciation/depreciation of investments in non-affiliates	33,960,687

Net realized/unrealized gains (losses)	44,380,004

Change in net assets resulting from operations	$46,014,232

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,634,228	$3,638,284
Net realized gain (loss)	10,419,317	19,429,054
Change in net unrealized appreciation/depreciation	33,960,687	28,356,212

Change in net assets resulting from operations	46,014,232	51,423,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,553,610)	(2,911,958)
From net realized gains	(3,818,800)	—

Total distributions to shareholders	(7,372,410)	(2,911,958)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,183,066	(5,495,491)

NET ASSETS:
Change in net assets	50,824,888	43,016,101
Beginning of period	297,394,886	254,378,785

End of period	$348,219,774	$297,394,886

Accumulated undistributed net investment income	$1,664,340	$3,583,722

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$43,491,274	$58,715,688
Distributions reinvested	7,372,410	2,911,958
Cost of shares redeemed	(38,680,618)	(67,123,137)

Change in net assets resulting from capital transactions	$12,183,066	$(5,495,491)

SHARE TRANSACTIONS:
Issued	4,845,282	7,685,775
Reinvested	824,654	392,977
Redeemed	(4,320,437)	(8,799,999)

Change in Shares	1,349,499	(721,247)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (f)
Six Months Ended June 30, 2013 (Unaudited)	$8.17	$0.04		$1.22	$1.26	$(0.10)	$(0.10)	$(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08	1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(g)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio ("Predecessor Portfolio") in a reorganization on April 24, 2009. The Predecessor Portfolio's performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
(g)	Calculated based upon average shares outstanding.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.23	15.53%	$348,219,774	0.77%	0.99%	0.78%	12%
8.17	20.38	297,394,886	0.78	1.30	0.79	30
6.86	2.16	254,378,785	0.80	1.22	0.80	43
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39
4.52	(33.21)	181,965,679	1.00	1.31	1.25	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$348,176,318	$–	$–	$348,176,318

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the period ended June 30, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

The Administrator waived Administration fees as outlined in Note 3.E

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s respective average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2013. The contractual expense limitation percentage above is in place until at least April 30, 2014. For the six months ended June 30, 2013, there were no waived fees relating to the expense limitation agreement.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $11,266.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$47,345,144	$38,236,729

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$236,342,250	$112,710,404	$876,336	$111,834,068

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$6,766,415	*	$6,766,415	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,155.30	$4.11	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITMCVP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	17.13%
Russell 2000 Index	15.86%

Net Assets as of 6/30/2013	$84,139,741

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (“S&P 500”), generated strong results for the six months ended June 30, 2013. The S&P 500 generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the S&P 500 to post several all-time highs over the first five months of 2013. The S&P 500 then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the S&P 500 again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, small-cap stocks, as measured by the Russell 2000 Index (the “Benchmark”), finished the six months ended June 30, 2013 with a 15.86% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the software and services sector and the industrial cyclical sector contributed to relative performance. The Portfolio’s stock selection in the basic materials and telecommunication services sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Aegerion Pharmaceuticals Inc., Conn’s, Inc. and Rock-Tenn Co. Aegerion Pharmaceuticals Inc., a biopharmaceutical company focused on the development and commercialization of therapeutics to treat lipid disorders, was upgraded by analysts amid optimism over its product pipeline. Conn’s Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Shares of Rock-Tenn Co., a container and packaging company, rose on the news that the company would initiate a quarterly dividend to investors.

Individual detractors from relative performance included Infinity Pharmaceuticals, Inc., Affymax, Inc. and Idenix Pharmaceuticals, Inc. Shares of Infinity Pharmaceuticals, Inc. fell amid concerns over a new cancer drug. Affymax, Inc. is a biopharmaceutical company that develops peptide-based drugs for the treatment of life-threatening conditions. Its shares performed poorly as the company was suspended and subsequently delisted by NASDAQ. Shares of Idenix Pharmaceuticals, Inc. fell sharply during the reporting period. Investor sentiment for the company remained challenged given the U.S. Food and Drug Administration’s halting of its hepatitis C treatment drug, which had been about to enter the clinical study phase.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe exhibit improving business trends that also trade at a discount to their peers. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.3%
2.	East West Bancorp, Inc.	1.1
3.	Rite Aid Corp.	1.1
4.	NuVasive, Inc.	1.0
5.	Unisys Corp.	1.0
6.	Pegasystems, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Popular, Inc.	1.0
9.	Conn’s, Inc.	1.0
10.	Medicines Co. (The)	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.7%
Information Technology	16.7
Industrials	15.8
Consumer Discretionary	13.8
Health Care	10.8
Energy	4.9
Materials	4.7
Consumer Staples	4.6
Utilities	3.1
Telecommunication Services	1.2
U.S. Treasury Obligation	0.2
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	17.13%	29.39%	8.75%	9.50%
CLASS 2 SHARES	4/24/09	16.94	28.99	8.52	9.38

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 to 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 13.8%
	Auto Components — 1.5%
23,600	Cooper Tire & Rubber Co.	782,812
12,900	Standard Motor Products, Inc.	442,986
6,166	Stoneridge, Inc. (a)	71,772

		1,297,570

	Distributors — 0.4%
3,200	Core-Mark Holding Co., Inc.	203,200
8,009	VOXX International Corp. (a)	98,270

		301,470

	Diversified Consumer Services — 0.2%
2,190	Bridgepoint Education, Inc. (a)	26,674
1,500	Capella Education Co. (a)	62,475
1,403	Carriage Services, Inc.	23,781
800	Coinstar, Inc. (a)	46,936
15,100	Corinthian Colleges, Inc. (a)	33,824

		193,690

	Hotels, Restaurants & Leisure — 2.2%
11,100	Ameristar Casinos, Inc.	291,819
1,700	Cracker Barrel Old Country Store, Inc.	160,922
6,500	Domino’s Pizza, Inc.	377,975
4,005	Jack in the Box, Inc. (a)	157,356
29,068	Ruth’s Hospitality Group, Inc.	350,851
7,400	SeaWorld Entertainment, Inc.	259,740
18,800	Sonic Corp. (a)	273,728

		1,872,391

	Household Durables — 2.1%
42	CSS Industries, Inc.	1,047
15,400	Helen of Troy Ltd., (Bermuda) (a)	590,898
3,189	Jarden Corp. (a)	139,519
11,100	KB Home	217,893
2,300	Libbey, Inc. (a)	55,131
8,000	Lifetime Brands, Inc.	108,640
2,300	MDC Holdings, Inc.	74,773
1,600	NACCO Industries, Inc., Class A	91,648
14,000	Taylor Morrison Home Corp., Class A (a)	341,320
4,500	William Lyon Homes, Class A (a)	113,445

		1,734,314

	Leisure Equipment & Products — 0.3%
300	Arctic Cat, Inc.	13,494
1,700	Johnson Outdoors, Inc., Class A (a)	42,330
13,600	LeapFrog Enterprises, Inc. (a)	133,824
900	Sturm Ruger & Co., Inc.	43,236

		232,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 0.9%
4,000	Carmike Cinemas, Inc. (a)	77,440
13,200	Entercom Communications Corp., Class A (a)	124,608
12,100	Gray Television, Inc. (a)	87,120
14,000	Journal Communications, Inc., Class A (a)	104,860
21,300	LIN TV Corp., Class A (a)	325,890
2,600	Sinclair Broadcast Group, Inc., Class A	76,388

		796,306

	Multiline Retail — 0.9%
7,000	Dillard’s, Inc., Class A	573,790
16,100	Tuesday Morning Corp. (a)	166,957

		740,747

	Specialty Retail — 3.6%
17,300	Brown Shoe Co., Inc.	372,469
9,300	Cabela’s, Inc. (a)	602,268
16,000	Conn’s, Inc. (a)	828,160
4,900	Destination Maternity Corp.	120,540
19,810	Express, Inc. (a)	415,416
2,025	Finish Line, Inc. (The), Class A	44,267
40,400	OfficeMax, Inc.	413,292
5,326	Rent-A-Center, Inc.	199,991
1,900	Tilly’s, Inc., Class A (a)	30,400
200	Trans World Entertainment Corp.	972

		3,027,775

	Textiles, Apparel & Luxury Goods — 1.7%
12,500	G-III Apparel Group Ltd. (a)	601,500
20,200	Iconix Brand Group, Inc. (a)	594,082
9,000	Perry Ellis International, Inc.	182,790
2,300	RG Barry Corp.	37,352

		1,415,724

	Total Consumer Discretionary	11,612,871

	Consumer Staples — 4.6%
	Beverages — 0.1%
1,100	Coca-Cola Bottling Co. Consolidated	67,265

	Food & Staples Retailing — 2.3%
1,500	Andersons, Inc. (The)	79,785
2,300	Fairway Group Holdings Corp. (a)	55,591
3,400	Nash Finch Co.	74,834
309,900	Rite Aid Corp. (a)	886,314
6,508	Roundy’s, Inc.	54,212
27,800	Spartan Stores, Inc.	512,632
27,500	SUPERVALU, Inc. (a)	171,050
1,700	Village Super Market, Inc., Class A	56,253

		1,890,671

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — 1.5%
6,600	B&G Foods, Inc.	224,730
5,600	Darling International, Inc. (a)	104,496
3,000	Fresh Del Monte Produce, Inc.	83,640
2,600	John B Sanfilippo & Son, Inc.	52,416
29,900	Pilgrim’s Pride Corp. (a)	446,706
8,500	Pinnacle Foods, Inc.	205,275
2,700	Sanderson Farms, Inc.	179,334

		1,296,597

	Personal Products — 0.7%
9,425	Prestige Brands Holdings, Inc. (a)	274,644
4,500	Revlon, Inc., Class A (a)	99,270
3,500	USANA Health Sciences, Inc. (a)	253,330

		627,244

	Total Consumer Staples	3,881,777

	Energy — 4.9%
	Energy Equipment & Services — 1.7%
9,200	C&J Energy Services, Inc. (a)	178,204
8,000	Dawson Geophysical Co. (a)	294,880
10,100	Forum Energy Technologies, Inc. (a)	307,343
3,100	Gulfmark Offshore, Inc., Class A	139,779
10,200	Helix Energy Solutions Group, Inc. (a)	235,008
10,712	Superior Energy Services, Inc. (a)	277,869

		1,433,083

	Oil, Gas & Consumable Fuels — 3.2%
1,900	Alon USA Energy, Inc.	27,474
2,200	Bonanza Creek Energy, Inc. (a)	78,012
3,100	Ceres, Inc. (a)	9,703
11,200	Delek U.S. Holdings, Inc.	322,336
5,600	Energy XXI Bermuda Ltd., (Bermuda)	124,208
23,300	EPL Oil & Gas, Inc. (a)	684,088
10,200	EXCO Resources, Inc.	77,928
14,229	Gastar Exploration Ltd. (a)	37,992
30,800	Renewable Energy Group, Inc. (a)	438,284
2,000	REX American Resources Corp. (a)	57,540
3,807	Vaalco Energy, Inc. (a)	21,776
16,100	W&T Offshore, Inc.	230,069
50,331	Warren Resources, Inc. (a)	128,344
11,200	Western Refining, Inc.	314,384
700	Westmoreland Coal Co. (a)	7,861
2,400	World Fuel Services Corp.	95,952

		2,655,951

	Total Energy	4,089,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 22.7%
	Capital Markets — 0.7%
1,200	Artisan Partners Asset Management, Inc. (a)	59,892
14,200	BGC Partners, Inc., Class A	83,638
18,500	Cowen Group, Inc., Class A (a)	53,650
5,089	Gladstone Capital Corp.	41,577
15,000	KCAP Financial, Inc.	168,900
5,200	Manning & Napier, Inc.	92,352
3,300	Piper Jaffray Cos. (a)	104,313
1,243	Prospect Capital Corp.	13,424
1,119	SWS Group, Inc. (a)	6,099

		623,845

	Commercial Banks — 7.4%
2,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	64,931
11,100	BBCN Bancorp, Inc.	157,842
2,140	BNC Bancorp	24,439
1,100	Bridge Bancorp, Inc.	24,750
16,400	Cardinal Financial Corp.	240,096
6,500	Cathay General Bancorp	132,275
1,200	Center Bancorp, Inc.	15,228
3,700	Citizens & Northern Corp.	71,484
625	City Holding Co.	24,344
1,240	Community Trust Bancorp, Inc.	44,169
32,900	East West Bancorp, Inc.	904,750
2,706	Fidelity Southern Corp. (a)	33,473
4,000	Financial Institutions, Inc.	73,640
24,101	First Commonwealth Financial Corp.	177,624
4,800	First Community Bancshares, Inc.	75,264
4,700	First Financial Bancorp	70,030
600	First M&F Corp.	9,486
3,700	First Merchants Corp.	63,455
8,057	FirstMerit Corp.	161,381
12,200	FNB Corp.	147,376
28,425	Hanmi Financial Corp. (a)	502,270
3,800	Heartland Financial USA, Inc.	104,462
3,800	Huntington Bancshares, Inc.	29,944
875	Iberiabank Corp.	46,909
1,700	Lakeland Financial Corp.	47,175
3,400	MainSource Financial Group, Inc.	45,662
3,100	MetroCorp Bancshares, Inc.	30,256
700	National Bankshares, Inc.	24,871
2,471	NBT Bancorp, Inc.	52,311
13,800	OFG Bancorp, (Puerto Rico)	249,918
1,215	PacWest Bancorp	37,240
8,000	Park Sterling Corp. (a)	47,280

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
1,790	Peoples Bancorp, Inc.	37,733
8,100	Pinnacle Financial Partners, Inc. (a)	208,251
27,600	Popular, Inc. (a)	837,108
2,400	Preferred Bank (a)	39,552
4,100	PrivateBancorp, Inc.	86,961
1,200	Prosperity Bancshares, Inc.	62,148
200	Renasant Corp.	4,868
4,650	Sierra Bancorp	68,820
12,935	Southwest Bancorp, Inc. (a)	170,742
11,300	Susquehanna Bancshares, Inc.	145,205
1,300	SVB Financial Group (a)	108,316
3,000	Texas Capital Bancshares, Inc. (a)	133,080
6,000	Tristate Capital Holdings, Inc. (a)	82,500
2,200	WesBanco, Inc.	58,146
3,600	West Bancorporation, Inc.	42,300
55,800	Wilshire Bancorp, Inc.	369,396

		6,189,461

	Consumer Finance — 2.9%
3,100	Cash America International, Inc.	140,926
15,546	DFC Global Corp. (a)	214,690
15,300	Encore Capital Group, Inc. (a)	506,583
3,900	Ezcorp, Inc., Class A (a)	65,832
13,700	Green Dot Corp., Class A (a)	273,315
6,200	Nelnet, Inc., Class A	223,758
2,100	Portfolio Recovery Associates, Inc. (a)	322,623
7,825	World Acceptance Corp. (a)	680,306

		2,428,033

	Insurance — 2.5%
35,100	American Equity Investment Life Holding Co.	551,070
3,700	American Safety Insurance Holdings Ltd., (Bermuda) (a)	107,115
6,125	Aspen Insurance Holdings Ltd., (Bermuda)	227,176
41,700	CNO Financial Group, Inc.	540,432
2,200	Crawford & Co., Class B	12,364
1,400	Horace Mann Educators Corp.	34,132
9,275	Meadowbrook Insurance Group, Inc.	74,478
1,100	Montpelier Re Holdings Ltd., (Bermuda)	27,511
14,900	National Financial Partners Corp. (a)	377,119
3,000	Selective Insurance Group, Inc.	69,060
1,200	Stewart Information Services Corp.	31,428
1,006	Validus Holdings Ltd., (Bermuda)	36,337

		2,088,222

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.9%
800	Agree Realty Corp. (m)	23,616
3,683	American Campus Communities, Inc.	149,751
78,900	Anworth Mortgage Asset Corp.	441,840
16,900	Ashford Hospitality Trust, Inc.	193,505
12,400	CapLease, Inc.	104,656
57,800	Capstead Mortgage Corp.	699,380
12,100	CBL & Associates Properties, Inc.	259,182
7,500	Chatham Lodging Trust	128,850
6,400	Chesapeake Lodging Trust	133,056
2,764	Colonial Properties Trust	66,668
9,700	Coresite Realty Corp.	308,557
24,275	DCT Industrial Trust, Inc.	173,566
7,900	DDR Corp.	131,535
2,600	EastGroup Properties, Inc.	146,302
19,600	Education Realty Trust, Inc.	200,508
35,400	First Industrial Realty Trust, Inc.	537,018
13,200	GEO Group, Inc. (The)	448,140
7,200	Glimcher Realty Trust	78,624
1,250	Home Properties, Inc.	81,712
5,200	LaSalle Hotel Properties	128,440
42,209	Lexington Realty Trust	493,001
3,300	LTC Properties, Inc.	128,865
1,200	Mission West Properties, Inc. (a) (i)	–
2,600	Parkway Properties, Inc.	43,576
11,211	Pennsylvania Real Estate Investment Trust	211,664
17,800	Potlatch Corp.	719,832
1,975	PS Business Parks, Inc.	142,536
13,500	RAIT Financial Trust	101,520
2,400	Ramco-Gershenson Properties Trust	37,272
16,800	Redwood Trust, Inc.	285,600
1,200	Sun Communities, Inc.	59,712

		6,658,484

	Thrifts & Mortgage Finance — 1.3%
1,900	BofI Holding, Inc. (a)	87,058
1,728	Heritage Financial Group, Inc.	25,488
5,000	HomeStreet, Inc.	107,250
2,400	OceanFirst Financial Corp.	37,320
18,575	Ocwen Financial Corp. (a)	765,661
2,000	PennyMac Financial Services, Inc., Class A (a)	42,540

		1,065,317

	Total Financials	19,053,362

	Health Care — 10.8%
	Biotechnology — 2.6%
1,500	Acorda Therapeutics, Inc. (a) (m)	49,485
6,000	Aegerion Pharmaceuticals, Inc. (a) (m)	380,040

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
2,700	Alnylam Pharmaceuticals, Inc. (a)	83,727
11,200	AMAG Pharmaceuticals, Inc. (a) (m)	249,200
16,900	Ambit Biosciences Corp. (a)	118,300
1,800	Bluebird Bio, Inc. (a)	44,946
5,800	Celldex Therapeutics, Inc. (a)	90,538
1,600	Cytokinetics, Inc. (a)	18,512
856	Durata Therapeutics, Inc. (a)	6,163
4,600	Esperion Therapeutics, Inc. (a)	64,860
11,900	Infinity Pharmaceuticals, Inc. (a)	193,375
300	MiMedx Group, Inc. (a)	2,118
7,000	Pharmacyclics, Inc. (a)	556,290
2,900	PTC Therapeutics, Inc. (a)	43,500
1,700	Raptor Pharmaceutical Corp. (a)	15,895
51,700	Threshold Pharmaceuticals, Inc. (a)	271,942

		2,188,891

	Health Care Equipment & Supplies — 2.6%
16,600	Greatbatch, Inc. (a)	544,314
5,400	MAKO Surgical Corp. (a)	65,070
3,240	Medical Action Industries, Inc. (a)	24,948
35,405	NuVasive, Inc. (a)	877,690
2,200	Orthofix International N.V., (Netherlands) (a)	59,180
3,800	PhotoMedex, Inc. (a)	60,572
35,700	RTI Biologics, Inc. (a)	134,232
3,200	Sirona Dental Systems, Inc. (a)	210,816
5,000	STERIS Corp.	214,400

		2,191,222

	Health Care Providers & Services — 2.7%
20,713	Amsurg Corp. (a)	727,026
9,900	Centene Corp. (a)	519,354
18,700	Gentiva Health Services, Inc. (a)	186,252
13,000	Molina Healthcare, Inc. (a)	483,340
8,300	Owens & Minor, Inc.	280,789
5,600	Select Medical Holdings Corp.	45,920
1,200	Triple-S Management Corp., Class B (a)	25,764

		2,268,445

	Health Care Technology — 0.2%
6,800	MedAssets, Inc. (a)	120,632

	Life Sciences Tools & Services — 0.7%
14,253	Cambrex Corp. (a)	199,115
7,500	Furiex Pharmaceuticals, Inc. (a)	255,525
12,100	NanoString Technologies, Inc. (a)	96,800

		551,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.0%
2,200	Cornerstone Therapeutics, Inc. (a)	17,600
9,700	Impax Laboratories, Inc. (a)	193,515
5,600	Jazz Pharmaceuticals plc, (Ireland) (a)	384,888
13,099	Lannett Co., Inc. (a)	156,009
26,500	Medicines Co. (The) (a)	815,140
16,800	Sciclone Pharmaceuticals, Inc. (a)	83,328
2,400	ViroPharma, Inc. (a)	68,760

		1,719,240

	Total Health Care	9,039,870

	Industrials — 15.7%
	Aerospace & Defense — 1.9%
9,400	AAR Corp. (m)	206,612
1,100	Curtiss-Wright Corp.	40,766
5,900	Engility Holdings, Inc. (a)	167,678
4,600	Esterline Technologies Corp. (a)	332,534
4,581	LMI Aerospace, Inc. (a)	85,848
9,800	Sypris Solutions, Inc.	31,458
9,100	Triumph Group, Inc.	720,265

		1,585,161

	Air Freight & Logistics — 0.3%
3,300	Atlas Air Worldwide Holdings, Inc. (a)	144,408
3,100	Park-Ohio Holdings Corp. (a)	102,238

		246,646

	Airlines — 1.3%
9,400	Alaska Air Group, Inc. (a) (m)	488,800
38,910	Republic Airways Holdings, Inc. (a)	440,850
11,400	SkyWest, Inc.	154,356

		1,084,006

	Building Products — 0.1%
975	Gibraltar Industries, Inc. (a)	14,196
2,800	Ply Gem Holdings, Inc. (a)	56,168

		70,364

	Commercial Services & Supplies — 3.2%
6,200	Ceco Environmental Corp.	76,260
71,200	Cenveo, Inc. (a)	151,656
1,100	Courier Corp.	15,708
21,250	Deluxe Corp.	736,312
2,200	Herman Miller, Inc.	59,554
23,000	Kimball International, Inc., Class B	223,330
9,800	Knoll, Inc.	139,258
16,277	Quad/Graphics, Inc.	392,276
24,400	Steelcase, Inc., Class A	355,752

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
2,200	TMS International Corp.	32,626
1,000	UniFirst Corp.	91,250
3,300	United Stationers, Inc.	110,715
12,300	Viad Corp.	301,596

		2,686,293

	Construction & Engineering — 0.8%
2,200	Argan, Inc.	34,320
9,175	EMCOR Group, Inc.	372,964
2,100	Michael Baker Corp.	56,931
12,918	Tutor Perini Corp. (a)	233,687

		697,902

	Electrical Equipment — 1.6%
3,600	Acuity Brands, Inc. (m)	271,872
11,900	Brady Corp., Class A	365,687
6,000	EnerSys, Inc.	294,240
5,000	Generac Holdings, Inc.	185,050
3,800	LSI Industries, Inc.	30,742
2,700	Regal-Beloit Corp.	175,068

		1,322,659

	Machinery — 4.0%
3,033	Albany International Corp., Class A	100,028
4,800	Barnes Group, Inc.	143,952
4,000	Columbus McKinnon Corp. (a)	85,280
11,400	EnPro Industries, Inc. (a)	578,664
12,900	Federal Signal Corp. (a)	112,875
6,000	FreightCar America, Inc.	101,940
5,500	Global Brass & Copper Holdings, Inc. (a)	72,820
3,700	Hardinge, Inc.	54,686
3,200	Hyster-Yale Materials Handling, Inc.	200,928
6,100	Kadant, Inc.	184,037
4,500	LB Foster Co., Class A	194,265
8,100	NN, Inc.	92,421
200	Proto Labs, Inc. (a)	12,994
800	Standex International Corp.	42,200
7,900	Trimas Corp. (a)	294,512
15,100	Wabash National Corp. (a)	153,718
14,700	Wabtec Corp.	785,421
1,000	Watts Water Technologies, Inc., Class A	45,340
7,000	Xerium Technologies, Inc. (a)	71,260

		3,327,341

	Professional Services — 1.1%
7,100	Barrett Business Services, Inc.	370,691
1,600	Kelly Services, Inc., Class A	27,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
22,060	RPX Corp. (a)	370,608
5,400	TrueBlue, Inc. (a)	113,670
1,900	VSE Corp.	78,033

		960,954

	Road & Rail — 0.8%
500	AMERCO	80,950
2,100	Avis Budget Group, Inc. (a)	60,375
3,375	Celadon Group, Inc.	61,594
18,100	Quality Distribution, Inc. (a)	160,004
3,150	Saia, Inc. (a)	94,405
12,700	Swift Transportation Co. (a)	210,058
2,100	Universal Truckload Services, Inc. (a)	50,631

		718,017

	Trading Companies & Distributors — 0.6%
6,775	Applied Industrial Technologies, Inc.	327,436
1,400	Beacon Roofing Supply, Inc. (a)	53,032
2,999	Edgen Group, Inc. (a)	19,134
2,700	United Rentals, Inc. (a)	134,757

		534,359

	Total Industrials	13,233,702

	Information Technology — 16.6%
	Communications Equipment — 1.1%
400	Alliance Fiber Optic Products, Inc.	8,004
19,782	ARRIS Group, Inc. (a)	283,872
11,900	Aviat Networks, Inc. (a)	31,178
2,000	CalAmp Corp. (a)	29,200
3,300	Comtech Telecommunications Corp.	88,737
54,633	Harmonic, Inc. (a)	346,919
1,800	Oplink Communications, Inc. (a)	31,266
3,900	PC-Tel, Inc.	33,072
2,400	Plantronics, Inc.	105,408

		957,656

	Computers & Peripherals — 0.5%
10,300	Avid Technology, Inc. (a)	60,564
8,200	Datalink Corp. (a)	87,248
100	Hutchinson Technology, Inc. (a)	473
14,000	Silicon Graphics International Corp. (a)	187,320
2,500	Synaptics, Inc. (a)	96,400

		432,005

	Electronic Equipment, Instruments & Components — 3.1%
25,100	Audience, Inc. (a)	331,571
14,900	Benchmark Electronics, Inc. (a)	299,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
11,700	Insight Enterprises, Inc. (a)	207,558
2,100	Littelfuse, Inc.	156,681
7,463	Newport Corp. (a)	103,959
73,216	Sanmina Corp. (a)	1,050,650
8,900	SYNNEX Corp. (a)	376,292
5,300	TTM Technologies, Inc. (a)	44,520

		2,570,721

	Internet Software & Services — 2.9%
23,100	Digital River, Inc. (a)	433,587
5,300	Gogo, Inc. (a)	74,041
1,400	Marketo, Inc. (a)	34,818
1,727	RealNetworks, Inc. (a)	13,056
2,400	Textura Corp. (a)	62,424
31,500	Tremor Video, Inc. (a)	283,500
86,759	United Online, Inc.	657,633
28,700	WebMD Health Corp. (a)	842,919
900	Xoom Corp. (a)	20,628

		2,422,606

	IT Services — 2.2%
1,900	Blackhawk Network Holdings, Inc. (a)	44,080
1,948	CACI International, Inc., Class A (a)	123,679
21,325	CSG Systems International, Inc. (a)	462,752
1,900	EVERTEC, Inc. (a)	41,743
375	Gartner, Inc. (a)	21,371
5,700	Global Cash Access Holdings, Inc. (a)	35,682
7,800	Hackett Group, Inc. (The)	40,482
11,255	Lionbridge Technologies, Inc. (a)	32,640
1,100	ManTech International Corp., Class A	28,732
2,900	TeleTech Holdings, Inc. (a)	67,947
39,600	Unisys Corp. (a)	873,972
5,802	VeriFone Systems, Inc. (a)	97,532

		1,870,612

	Semiconductors & Semiconductor Equipment — 3.0%
2,750	Alpha & Omega Semiconductor Ltd. (a)	21,010
20,275	Amkor Technology, Inc. (a)	85,358
5,600	Brooks Automation, Inc.	54,488
725	Cirrus Logic, Inc. (a)	12,586
17,406	Entegris, Inc. (a)	163,443
15,500	First Solar, Inc. (a)	693,315
12,400	Integrated Silicon Solution, Inc. (a)	135,904
700	Intermolecular, Inc. (a)	5,089
10,000	Lattice Semiconductor Corp. (a)	50,700

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
1,500	M/A-COM Technology Solutions Holdings, Inc. (a)	21,900
10,300	Nanometrics, Inc. (a)	151,101
9,100	Pericom Semiconductor Corp. (a)	64,792
5,522	Photronics, Inc. (a)	44,507
22,900	PMC-Sierra, Inc. (a)	145,415
16,200	Skyworks Solutions, Inc. (a)	354,618
35,800	Spansion, Inc., Class A (a)	448,216
18,483	Ultra Clean Holdings (a)	111,822

		2,564,264

	Software — 3.8%
11,484	Actuate Corp. (a) (m)	76,254
6,200	Advent Software, Inc. (a) (m)	217,372
14,206	Aspen Technology, Inc. (a)	408,991
7,000	Cyan, Inc. (a)	73,150
3,000	Gigamon, Inc. (a)	82,680
1,500	Manhattan Associates, Inc. (a)	115,740
2,800	Monotype Imaging Holdings, Inc.	71,148
25,970	Pegasystems, Inc.	860,126
4,600	Progress Software Corp. (a)	105,846
7,340	PTC, Inc. (a)	180,050
1,300	Rovi Corp. (a)	29,692
2,800	Tableau Software, Inc., Class A (a)	155,176
41,400	Take-Two Interactive Software, Inc. (a)	619,758
16,000	TeleCommunication Systems, Inc., Class A (a)	37,280
8,600	Telenav, Inc. (a)	44,978
3,600	TIBCO Software, Inc. (a)	77,040

		3,155,281

	Total Information Technology	13,973,145

	Materials — 4.6%
	Chemicals — 1.9%
6,600	A Schulman, Inc.	177,012
2,500	American Pacific Corp. (a)	70,875
10,600	Axiall Corp.	451,348
800	FutureFuel Corp.	11,336
4,500	H.B. Fuller Co.	170,145
900	Innospec, Inc.	36,162
6,400	Koppers Holdings, Inc.	244,352
7,500	Minerals Technologies, Inc.	310,050
11,600	OMNOVA Solutions, Inc. (a)	92,916

		1,564,196

	Construction Materials — 0.3%
30,200	Headwaters, Inc. (a)	266,968

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Containers & Packaging — 1.1%
4,000	Boise, Inc.	34,160
39,600	Graphic Packaging Holding Co. (a)	306,504
5,875	Rock Tenn Co., Class A	586,795

		927,459

	Metals & Mining — 0.8%
15,200	Coeur Mining, Inc. (a)	202,160
5,100	Revett Minerals, Inc. (a)	3,299
4,300	SunCoke Energy, Inc. (a)	60,286
1,700	U.S. Silica Holdings, Inc.	35,326
12,500	Worthington Industries, Inc.	396,375

		697,446

	Paper & Forest Products — 0.5%
3,800	Boise Cascade Co. (a)	96,558
6,275	Buckeye Technologies, Inc.	232,426
9,200	Resolute Forest Products, Inc., (Canada) (a)	121,164

		450,148

	Total Materials	3,906,217

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
4,900	Atlantic Tele-Network, Inc.	243,334
892	Consolidated Communications Holdings, Inc.	15,530
9,400	IDT Corp., Class B	175,686
15,063	Neutral Tandem, Inc.	86,612
17,600	Premiere Global Services, Inc. (a)	212,432
78,488	Vonage Holdings Corp. (a)	222,121

		955,715

	Wireless Telecommunication Services — 0.1%
3,100	NII Holdings, Inc. (a)	20,677
3,600	USA Mobility, Inc.	48,852

		69,529

	Total Telecommunication Services	1,025,244

	Utilities — 3.1%
	Electric Utilities — 2.2%
9,425	El Paso Electric Co.	332,797
3,300	Empire District Electric Co. (The)	73,623
5,400	IDACORP, Inc.	257,904
1,900	MGE Energy, Inc.	104,044

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
26,575	Portland General Electric Co.	812,929
5,225	UNS Energy Corp.	233,714
1,900	Westar Energy, Inc.	60,724

		1,875,735

	Gas Utilities — 0.8%
419	AGL Resources, Inc. (m)	17,959
900	Chesapeake Utilities Corp.	46,341
3,200	Laclede Group, Inc. (The)	146,112
4,600	New Jersey Resources Corp.	191,038
1,400	Northwest Natural Gas Co.	59,472
2,600	Southwest Gas Corp.	121,654
1,700	WGL Holdings, Inc.	73,474

		656,050

	Water Utilities — 0.1%
900	Artesian Resources Corp., Class A	20,052
4,105	Consolidated Water Co., Ltd., (Cayman Islands)	46,920

		66,972

	Total Utilities	2,598,757

	Total Common Stocks (Cost $59,584,600)	82,413,979

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
200,000	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $200,059)	200,117

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,285,693	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $1,285,693)	1,285,693

	Total Investments — 99.7% (Cost $61,070,352)	83,899,789
	Other Assets in Excess of Liabilities — 0.3%	239,952

	NET ASSETS — 100.0%	$84,139,741

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini Russell 2000	09/20/13	$1,559,520	$16,698

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$82,614,096
Investments in affiliates, at value	1,285,693

Total investment securities, at value	83,899,789
Receivables:
Investment securities sold	2,378,416
Portfolio shares sold	80,739
Interest and dividends from non-affiliates	144,752
Dividends from affiliates	71
Variation margin on futures contracts	314

Total Assets	86,504,081

LIABILITIES:
Payables:
Investment securities purchased	2,205,509
Portfolio shares redeemed	57,287
Accrued liabilities:
Investment advisory fees	44,774
Administration fees	5,828
Distribution fees	457
Custodian and accounting fees	10,290
Trustees’ and Chief Compliance Officer’s fees	69
Other	40,126

Total Liabilities	2,364,340

Net Assets	$84,139,741

NET ASSETS:
Paid-in-Capital	$60,095,258
Accumulated undistributed (distributed in excess of) net investment income	149,946
Accumulated net realized gains (losses)	1,048,402
Net unrealized appreciation (depreciation)	22,846,135

Total Net Assets	$84,139,741

Net Assets:
Class 1	$81,943,465
Class 2	2,196,276

Total	$84,139,741

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,143,474
Class 2	111,484
Net Asset Value, offering and redemption price per share (a):
Class 1	$19.78
Class 2	19.70

Cost of investments in non-affiliates	$59,784,659
Cost of investments in affiliates	1,285,693

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$484,489
Dividend income from affiliates	717
Interest income from non-affiliates	159

Total investment income	485,365

EXPENSES:
Investment advisory fees	252,955
Administration fees	32,808
Distribution fees — Class 2	2,683
Custodian and accounting fees	20,872
Professional fees	24,918
Trustees’ and Chief Compliance Officer’s fees	437
Printing and mailing costs	11,024
Transfer agent fees	5,230
Other	5,720

Total expenses	356,647

Less amounts waived	(2,429)

Net expenses	354,218

Net investment income (loss)	131,147

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,040,889
Futures	302,958

Net realized gains (losses)	5,343,847

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	6,456,730
Futures	(51,576)

Change in net unrealized appreciation/depreciation	6,405,154

Net realized/unrealized gains (losses)	11,749,001

Change in net assets resulting from operations	$11,880,148

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$131,147	$512,635
Net realized gain (loss)	5,343,847	5,187,005
Change in net unrealized appreciation/depreciation	6,405,154	5,749,684

Change in net assets resulting from operations	11,880,148	11,449,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(465,407)	(127,898)
Class 2
From net investment income	(8,021)	—

Total distributions to shareholders	(473,428)	(127,898)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,023,767	(2,782,957)

NET ASSETS:
Change in net assets	15,430,487	8,538,469
Beginning of period	68,709,254	60,170,785

End of period	$84,139,741	$68,709,254

Accumulated undistributed (distributed in excess of) net investment income	$149,946	$492,227

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,614,924	$13,872,549
Distributions reinvested	465,407	127,898
Cost of shares redeemed	(11,937,899)	(16,667,963)

Change in net assets resulting from Class 1 capital transactions	$4,142,432	$(2,667,516)

Class 2
Proceeds from shares issued	$36,573	$101,342
Distributions reinvested	8,021	—
Cost of shares redeemed	(163,259)	(216,783)

Change in net assets resulting from Class 2 capital transactions	$(118,665)	$(115,441)

Total change in net assets resulting from capital transactions	$4,023,767	$(2,782,957)

SHARE TRANSACTIONS:
Class 1
Issued	822,029	865,809
Reinvested	25,009	8,284
Redeemed	(633,112)	(1,051,374)

Change in Class 1 Shares	213,926	(177,281)

Class 2
Issued	1,975	6,653
Reinvested	432	—
Redeemed	(8,657)	(13,633)

Change in Class 2 Shares	(6,250)	(6,980)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (f)
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$16.98	$0.03	(g)	$2.88	$2.91	$(0.11)	$—	$(0.11)
Year Ended December 31, 2012	14.22	0.13	(h)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)	(4.69)	(0.03)	(1.50)	(1.53)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	16.90	0.01	(g)	2.86	2.87	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(h)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(i)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—
April 24, 2009 (j) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $0.03 and $0.00 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.27% and 0.01% for Class 1 and Class 2 Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.78	17.20%	$81,943,465	0.90%	0.34	%(g)	0.91%	34%
16.98	19.66	66,719,964	0.94	0.80	(h)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45
11.76	22.58	56,761,095	0.98	0.42		1.34	55
9.84	(31.98)	49,825,124	1.08	0.29		1.15	45

19.70	17.01	2,196,276	1.15	0.08	(g)	1.16	34
16.90	19.35	1,989,290	1.19	0.54	(h)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45
11.76	30.37	901,951	1.17	0.26		1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$11,612,871	$—	$—		$11,612,871
Consumer Staples	3,881,777	—	—		3,881,777
Energy	4,089,034	—	—		4,089,034
Financials	19,053,362	—	—	(a)	19,053,362
Health Care	9,039,870	—	—		9,039,870
Industrials	13,233,702	—	—		13,233,702
Information Technology	13,973,145	—	—		13,973,145
Materials	3,906,217	—	—		3,906,217
Telecommunication Services	1,025,244	—	—		1,025,244
Utilities	2,598,757	—	—		2,598,757

Total Common Stocks	82,413,979	—	—	(a)	82,413,979

Debt Securities
U.S. Treasury Obligation	—	200,117	—		200,117
Short-Term Investment
Investment Company	1,285,693	—	—		1,285,693

Total Investments in Securities	$83,699,672	$200,117	$—	(a)	$83,899,789

Appreciation in Other Financial Instruments

Futures Contracts	$16,698	$—	$—		$16,698

(a)	Value is zero.

There were no transfers between any levels during the period ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2013, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of June 30, 2013 were $0 and 0.0%, respectively.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	$2,576,624
Ending Notional Balance Long	1,559,520

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $2,429.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$30,770,843	$25,889,077

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$61,070,352	$24,487,471	$1,658,034	$22,829,437

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$3,042,721	*	$3,042,721

*	This amount includes $575,175 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,172.00	$4.85	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,170.10	6.19	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITSCCP-613

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2013 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, developed market equities in aggregate posted solid returns for the six months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan stepped up its major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, U.S. stocks rose sharply during the six months ended June 30, 2013. Overseas, international developed stocks produced more modest gains, while emerging market equities performed poorly given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. In contrast, high yield bonds posted a modest gain, while emerging market debt securities fell sharply.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	14.56%
S&P 500 Index	13.82%

Net Assets as of 6/30/2013	$83,295,941

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and a setback in June, the overall U.S. equity market, as measured by the S&P 500 Index (the “Benchmark”), generated strong results for the six months ended June 30, 2013. The Benchmark generated a positive return for each of the first five months of the reporting period. Supporting the market were overall solid corporate profits, improving economic growth and generally robust investor demand. These factors helped the Benchmark to post several all-time highs over the first five months of 2013. The Benchmark then reversed course and declined during the last month of the reporting period. This turnaround was triggered by indications that the U.S. Federal Reserve Board (“Fed”) would begin tapering its monthly purchases of bonds — $85 billion of mortgage-backed securities and Treasury securities — if economic conditions continued to improve. This caused interest rates to move sharply higher and both stock and bond prices fell sharply. However, the Benchmark again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, the Benchmark finished the six months ended June 30, 2013 with a 13.82% gain. Each of the ten sectors in the Benchmark produced a positive return for the six-month period. The health care and consumer discretionary sectors produced the strongest returns. Materials and information technology were the worst performing sectors.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2013. The Portfolio’s stock selection in the pharmaceutical and medical technology and the financial services sectors contributed to relative performance. Detracting from relative performance was the Portfolio’s stock selection in the systems and network hardware sector and the consumer stable sector.

Individual contributors to relative performance included the Portfolio’s positions in Biogen Idec, Inc., Cisco Systems, Inc. and Vertex Pharmaceuticals Corp. Biogen Idec, Inc., a biotechnology company specializing in drugs for neurological disorders, autoimmune disorders and cancer, received patent protection for a key drug. Shares of Cisco Systems, Inc., a manufacturer of networking equipment, rose due to higher-than- expected earnings during the company’s fiscal third quarter. Vertex Pharmaceuticals Corp. is a biotech/pharmaceutical company specializing in the development of small molecule drugs. Its shares moved sharply higher in April 2013 after announcing positive clinical results for ALS-2200 (VX-135), its drug used in the treatment of hepatitis C.

Individual detractors from relative performance included Walter Energy, Inc., ACE Ltd. and Merck & Co. Inc. Walter Energy, Inc. is a producer and exporter of metallurgical coals. Its shares declined during the reporting period, underscoring the continued deterioration in global met coal fundamentals. ACE Ltd., a global provider of insurance products, reported a sizable drop in operating profit due to losses related to Superstorm Sandy. Merck & Co. Inc., a leading pharmaceutical company, lost patent protection for a key drug and encountered headwinds from both U.S. health care reform and European austerity pricing.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight versus the Benchmark in the semiconductors and media sectors. The Portfolio was underweight versus the Benchmark in the real estate investment trusts and consumer stable sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.4%
2.	Time Warner, Inc.	3.1
3.	Google, Inc., Class A	2.9
4.	United Technologies Corp.	2.6
5.	Schlumberger Ltd.	2.6
6.	Wells Fargo & Co.	2.5
7.	Apple, Inc.	2.5
8.	Microsoft Corp.	2.0
9.	ACE Ltd.	1.8
10.	UnitedHealth Group, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.6%
Consumer Discretionary	18.1
Financials	15.1
Health Care	13.5
Industrials	10.4
Energy	10.3
Consumer Staples	7.1
Materials	2.2
Utilities	1.4
Others (each less than 1.0%)	1.0
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Portfolio’s composition is subject to change.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	14.56%	23.67%	8.04%	7.59%
CLASS 2 SHARES	8/16/06	14.41	23.34	7.76	7.40

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 100.0%
	Common Stocks — 98.7%
	Consumer Discretionary — 18.1%
	Auto Components — 1.0%
22,581	Johnson Controls, Inc.	808,174

	Automobiles — 1.6%
4,010	Ford Motor Co.	62,035
38,520	General Motors Co. (a)	1,283,101

		1,345,136

	Hotels, Restaurants & Leisure — 1.9%
6,590	McDonald’s Corp.	652,410
11,970	Royal Caribbean Cruises Ltd.	399,080
7,602	Yum! Brands, Inc.	527,122

		1,578,612

	Household Durables — 0.7%
6,610	Lennar Corp., Class A	238,225
130	NVR, Inc. (a)	119,860
9,960	PulteGroup, Inc. (a)	188,941
1,710	Toll Brothers, Inc. (a)	55,797

		602,823

	Internet & Catalog Retail — 1.7%
3,290	Amazon.com, Inc. (a)	913,600
1,790	Expedia, Inc.	107,668
450	priceline.com, Inc. (a)	372,209

		1,393,477

	Media — 5.6%
30,960	Comcast Corp., Class A	1,296,605
9,910	DISH Network Corp., Class A	421,373
3,080	Time Warner Cable, Inc.	346,438
44,775	Time Warner, Inc.	2,588,891

		4,653,307

	Multiline Retail — 0.9%
1,410	Nordstrom, Inc.	84,516
10,240	Target Corp.	705,126

		789,642

	Specialty Retail — 3.8%
1,660	AutoZone, Inc. (a)	703,325
11,400	Home Depot, Inc. (The)	883,158
13,320	Lowe’s Cos., Inc.	544,788
6,670	Ross Stores, Inc.	432,283
11,460	TJX Cos., Inc.	573,688

		3,137,242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.9%
3,060	Lululemon Athletica, Inc., (Canada) (a)	200,491
3,130	V.F. Corp.	604,278

		804,769

	Total Consumer Discretionary	15,113,182

	Consumer Staples — 7.1%
	Beverages — 2.0%
28,010	Coca-Cola Co. (The)	1,123,481
6,760	PepsiCo, Inc.	552,901

		1,676,382

	Food & Staples Retailing — 1.1%
15,770	CVS Caremark Corp.	901,729

	Food Products — 1.5%
5,790	Archer-Daniels-Midland Co.	196,339
5,368	General Mills, Inc.	260,509
3,130	Kellogg Co.	201,040
20,669	Mondelez International, Inc., Class A	589,686

		1,247,574

	Household Products — 1.4%
4,620	Colgate-Palmolive Co.	264,680
11,637	Procter & Gamble Co. (The)	895,932

		1,160,612

	Tobacco — 1.1%
10,370	Philip Morris International, Inc.	898,249

	Total Consumer Staples	5,884,546

	Energy — 10.3%
	Energy Equipment & Services — 3.5%
5,060	Cameron International Corp. (a)	309,470
7,400	Ensco plc, (United Kingdom), Class A	430,088
1,490	National Oilwell Varco, Inc.	102,661
29,678	Schlumberger Ltd.	2,126,725

		2,968,944

	Oil, Gas & Consumable Fuels — 6.8%
5,580	Anadarko Petroleum Corp.	479,489
6,870	Apache Corp.	575,912
2,620	Cheniere Energy, Inc. (a)	72,731
8,400	Chevron Corp.	994,056
6,780	ConocoPhillips	410,190
2,140	EOG Resources, Inc.	281,795
12,085	Exxon Mobil Corp.	1,091,880
1,600	Marathon Petroleum Corp.	113,696
8,617	Occidental Petroleum Corp.	768,895
3,750	Peabody Energy Corp.	54,900

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
5,990	Phillips 66	352,871
13,870	Williams Cos., Inc. (The)	450,359

		5,646,774

	Total Energy	8,615,718

	Financials — 15.0%
	Capital Markets — 3.4%
4,430	Ameriprise Financial, Inc.	358,299
2,866	Goldman Sachs Group, Inc. (The)	433,483
20,660	Invesco Ltd.	656,988
28,621	Morgan Stanley	699,211
6,140	State Street Corp.	400,389
11,735	TD Ameritrade Holding Corp.	285,043

		2,833,413

	Commercial Banks — 2.8%
2,300	BB&T Corp.	77,924
1,913	East West Bancorp, Inc.	52,608
2,800	Huntington Bancshares, Inc.	22,064
860	PNC Financial Services Group, Inc.	62,711
50,753	Wells Fargo & Co.	2,094,576

		2,309,883

	Consumer Finance — 0.8%
1,650	American Express Co.	123,354
9,320	Capital One Financial Corp.	585,389

		708,743

	Diversified Financial Services — 4.0%
108,659	Bank of America Corp.	1,397,355
26,034	Citigroup, Inc.	1,248,851
478	CME Group, Inc.	36,319
3,640	IntercontinentalExchange, Inc. (a)	647,046

		3,329,571

	Insurance — 3.8%
17,188	ACE Ltd., (Switzerland)	1,537,982
1,520	Aflac, Inc.	88,342
4,600	Aon plc, (United Kingdom)	296,010
3,900	Hartford Financial Services Group, Inc.	120,588
22,730	MetLife, Inc.	1,040,125
1,450	Prudential Financial, Inc.	105,894

		3,188,941

	Real Estate Investment Trusts (REITs) — 0.2%
1,070	Simon Property Group, Inc.	168,974

	Total Financials	12,539,525

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.6%
	Biotechnology — 3.2%
3,010	Alexion Pharmaceuticals, Inc. (a)	277,642
4,940	Biogen Idec, Inc. (a)	1,063,088
850	BioMarin Pharmaceutical, Inc. (a)	47,422
5,069	Celgene Corp. (a)	592,617
3,640	Onyx Pharmaceuticals, Inc. (a)	396,760
4,070	Vertex Pharmaceuticals, Inc. (a)	325,071

		2,702,600

	Health Care Equipment & Supplies — 1.2%
2,860	CareFusion Corp. (a)	105,391
8,186	Covidien plc, (Ireland)	514,408
710	Intuitive Surgical, Inc. (a)	359,672

		979,471

	Health Care Providers & Services — 3.1%
6,770	Cardinal Health, Inc.	319,544
3,470	DaVita HealthCare Partners, Inc. (a)	419,176
4,100	Humana, Inc.	345,958
22,620	UnitedHealth Group, Inc.	1,481,158

		2,565,836

	Health Care Technology — 0.2%
1,780	Cerner Corp. (a)	171,040

	Life Sciences Tools & Services — 0.3%
1,090	Mettler-Toledo International, Inc. (a)	219,308

	Pharmaceuticals — 5.6%
2,500	Allergan, Inc.	210,600
24,500	Bristol-Myers Squibb Co.	1,094,905
33,210	Johnson & Johnson	2,851,410
10,902	Merck & Co., Inc.	506,398

		4,663,313

	Total Health Care	11,301,568

	Industrials — 10.4%
	Aerospace & Defense — 4.0%
15,090	Honeywell International, Inc.	1,197,241
22,965	United Technologies Corp.	2,134,367

		3,331,608

	Airlines — 0.4%
13,100	Delta Air Lines, Inc. (a)	245,101
3,160	United Continental Holdings, Inc. (a)	98,876

		343,977

	Building Products — 0.5%
20,860	Masco Corp.	406,561

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Services & Supplies — 0.3%
6,910	Tyco International Ltd., (Switzerland)	227,685

	Construction & Engineering — 1.1%
15,720	Fluor Corp.	932,353

	Electrical Equipment — 0.7%
10,488	Emerson Electric Co.	572,016

	Machinery — 1.4%
18,613	PACCAR, Inc.	998,773
2,360	SPX Corp.	169,873

		1,168,646

	Road & Rail — 1.7%
34,220	CSX Corp.	793,562
3,930	Norfolk Southern Corp.	285,515
2,580	Union Pacific Corp.	398,042

		1,477,119

	Trading Companies & Distributors — 0.3%
960	W.W. Grainger, Inc.	242,093

	Total Industrials	8,702,058

	Information Technology — 19.6%
	Communications Equipment — 2.5%
49,873	Cisco Systems, Inc.	1,212,413
14,774	QUALCOMM, Inc.	902,396

		2,114,809

	Computers & Peripherals — 2.7%
5,218	Apple, Inc.	2,066,745
7,840	Hewlett-Packard Co.	194,432

		2,261,177

	Internet Software & Services — 3.8%
9,420	eBay, Inc. (a)	487,203
2,782	Google, Inc., Class A (a)	2,449,189
1,380	LinkedIn Corp., Class A (a)	246,054

		3,182,446

	IT Services — 1.6%
350	Alliance Data Systems Corp. (a)	63,361
2,230	Cognizant Technology Solutions Corp., Class A (a)	139,620
9,467	Genpact Ltd., (Bermuda)	182,145
330	MasterCard, Inc., Class A	189,585
4,080	Visa, Inc., Class A	745,620

		1,320,331

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 5.1%
7,130	Altera Corp.	235,219
31,910	Applied Materials, Inc.	475,778
3,123	ASML Holding N.V., (Netherlands)	247,029
29,290	Avago Technologies Ltd., (Singapore)	1,094,860
12,730	Broadcom Corp., Class A	429,765
7,720	Freescale Semiconductor Ltd. (a)	104,606
5,820	KLA-Tencor Corp.	324,349
18,776	Lam Research Corp. (a)	832,528
13,880	ON Semiconductor Corp. (a)	112,150
8,740	Xilinx, Inc.	346,191

		4,202,475

	Software — 3.9%
7,370	Adobe Systems, Inc. (a)	335,777
3,790	Citrix Systems, Inc. (a)	228,651
47,703	Microsoft Corp.	1,647,184
28,990	Oracle Corp.	890,573
1,400	Splunk, Inc. (a)	64,904
1,310	VMware, Inc., Class A (a)	87,757

		3,254,846

	Total Information Technology	16,336,084

	Materials — 2.2%
	Chemicals — 1.8%
4,300	Air Products & Chemicals, Inc.	393,751
7,804	Axiall Corp.	332,294
19,580	Dow Chemical Co. (The)	629,889
3,290	Methanex Corp., (Canada)	140,779

		1,496,713

	Containers & Packaging — 0.2%
3,790	Crown Holdings, Inc. (a)	155,882

	Metals & Mining — 0.2%
16,923	Alcoa, Inc.	132,338
5,780	Walter Energy, Inc.	60,112

		192,450

	Total Materials	1,845,045

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
15,843	Verizon Communications, Inc.	797,537

	Utilities — 1.4%
	Electric Utilities — 1.0%
5,860	Edison International	282,218
6,040	NextEra Energy, Inc.	492,139

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Electric Utilities — Continued
2,820	Xcel Energy, Inc.	79,919

		854,276

	Multi-Utilities — 0.4%
3,820	NiSource, Inc.	109,405
2,040	Sempra Energy	166,790

		276,195

	Total Utilities	1,130,471

	Total Common Stocks (Cost $69,789,538)	82,265,734

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,047,185	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $1,047,185)	1,047,185

	Total Investments — 100.0% (Cost $70,836,723)	83,312,919
	Liabilities in Excess of Other Assets — 0.0% (g)	(16,978)

	NET ASSETS — 100.0%	$83,295,941

Short Position — 0.0% (g)
Common Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
920	Mallinckrodt plc, (Ireland) (a) †	41,796

	Total Short Position (Proceeds $ 39,532)	$41,796

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	09/20/13	$159,930	$(24)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$82,265,734
Investments in affiliates, at value	1,047,185

Total investment securities, at value	83,312,919
Deposits at broker for futures contracts	25,000
Receivables:
Investment securities sold	560,680
Portfolio shares sold	4,919
Dividends from non-affiliates	71,167
Dividends from affiliates	23

Total Assets	83,974,708

LIABILITIES:
Payables:
Securities sold short, at value	41,796
Investment securities purchased	480,034
Portfolio shares redeemed	49,274
Variation margin on futures contracts	5,730
Accrued liabilities:
Investment advisory fees	38,100
Administration fees	5,843
Distribution fees	809
Custodian and accounting fees	12,426
Other	44,755

Total Liabilities	678,767

Net Assets	$83,295,941

NET ASSETS:
Paid-in-Capital	$89,183,689
Accumulated undistributed net investment income	422,406
Accumulated net realized gains (losses)	(18,784,062)
Net unrealized appreciation (depreciation)	12,473,908

Total Net Assets	$83,295,941

Net Assets:
Class 1	$79,479,972
Class 2	3,815,969

Total	$83,295,941

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,982,616
Class 2	192,424

Net Asset Value, offering and redemption price per share (a):
Class 1	$19.96
Class 2	19.83

Cost of investments in non-affiliates	$69,789,538
Cost of investments in affiliates	1,047,185
Proceeds received from securities sold short	39,532

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$756,670
Dividend income from affiliates	326

Total investment income	756,996

EXPENSES:
Investment advisory fees	226,937
Administration fees	34,790
Distribution fees – Class 2	3,948
Custodian and accounting fees	27,332
Professional fees	24,554
Trustees’ and Chief Compliance Officer’s fees	466
Printing and mailing costs	11,130
Transfer agent fees	3,405
Other	6,413

Total expenses	338,975

Less amounts waived	(6,003)

Net expenses	332,972

Net investment income (loss)	424,024

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,770,197
Futures	(256)

Net realized gains (losses)	6,769,941

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,035,838
Futures	(24)
Securities sold short	(2,264)

Change in net unrealized appreciation/depreciation	4,033,550

Net realized/unrealized gains (losses)	10,803,491

Change in net assets resulting from operations	$11,227,515

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended 6/30/2013 (Unaudited)	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$424,024	$1,105,544
Net realized gain (loss)	6,769,941	6,884,767
Change in net unrealized appreciation/depreciation	4,033,550	4,991,571

Change in net assets resulting from operations	11,227,515	12,981,882

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,052,526)	(1,180,771)
Class 2
From net investment income	(48,143)	(6,619)

Total distributions to shareholders	(1,100,669)	(1,187,390)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,974,556)	(12,575,245)

NET ASSETS:
Change in net assets	6,152,290	(780,753)
Beginning of period	77,143,651	77,924,404

End of period	$83,295,941	$77,143,651

Accumulated undistributed net investment income	$422,406	$1,099,051

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,095,453	$4,403,061
Distributions reinvested	1,052,526	1,180,771
Cost of shares redeemed	(8,387,580)	(19,321,461)

Change in net assets resulting from Class 1 capital transactions	$(6,239,601)	$(13,737,629)

Class 2
Proceeds from shares issued	$2,961,378	$2,637,685
Distributions reinvested	48,143	6,619
Cost of shares redeemed	(744,476)	(1,481,920)

Change in net assets resulting from Class 2 capital transactions	$2,265,045	$1,162,384

Total change in net assets resulting from capital transactions	$(3,974,556)	$(12,575,245)

SHARE TRANSACTIONS:
Class 1
Issued	57,075	266,533
Reinvested	54,705	71,389
Redeemed	(434,255)	(1,146,973)

Change in Class 1 Shares	(322,475)	(809,051)

Class 2
Issued	156,984	152,326
Reinvested	2,517	401
Redeemed	(37,936)	(86,904)

Change in Class 2 Shares	121,565	65,823

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2013 (Unaudited)	$17.63	$0.10	(f)	$2.49	$2.59	$(0.26)	$—	$(0.26)
Year Ended December 31, 2012	15.22	0.23	(f)	2.43	2.66	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.69	0.18	(f)	(0.46)	(0.28)	(0.19)	—	(0.19)
Year Ended December 31, 2010	13.93	0.16	(f)	1.73	1.89	(0.13)	—	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(f)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)

Class 2
Six Months Ended June 30, 2013 (Unaudited)	17.54	0.08	(f)	2.46	2.54	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(f)	2.39	2.61	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(f)	(0.46)	(0.32)	(0.15)	—	(0.15)
Year Ended December 31, 2010	13.91	0.12	(f)	1.72	1.84	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(f)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.96	14.74%	$79,479,972	0.80%	1.03%	0.81%	44%
17.63	17.58	75,900,979	0.79	1.40	0.81	71
15.22	(1.87)	77,847,972	0.79	1.15	0.79	70
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88
10.74	(34.80)	123,301,034	0.76	1.50	0.78	93

19.83	14.53	3,815,969	1.00	0.88	1.06	44
17.54	17.28	1,242,672	1.01	1.27	1.05	71
15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88
10.71	(34.94)	11,930	1.01	1.30	1.04	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$83,312,919	$—	$—	$83,312,919

Total Liabilities in Securities Sold Short (a)	$(41,796)	$—	$—	$(41,796)

Depreciation in Other Financial Instruments
Futures Contracts	$(24)	$—	$—	$(24)

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the six months ended June 30, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	$179,400
Ending Notional Balance Long	159,930

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2013, the annualized effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the six months ended June 30, 2013, the Advisor contractually waived fees for the Portfolio in the amount of $5,048. The Advisor does not expect the Portfolio to repay any such waived fees in future years. Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2013 was $955.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$36,038,324	$41,017,314

During the six months ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$70,836,723	$12,937,626	$461,430	$12,476,196

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2012, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016		2017	Total
$1,187,063	*	$21,218,972	$22,406,035

*	This amount includes $1,187,063 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,147.40	$4.26	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class 2
Actual	1,000.00	1,145.30	5.32	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	SAN-JPMITUSEP-613

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 23, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
August 23, 2013